UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04642

Virtus Variable Insurance Trust

(Exact name of registrant as specified in charter)

One Financial Plaza

Hartford, CT 06103-2608

(Address of principal executive offices) (Zip code)

Jennifer S. Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-2608

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 367-5877

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

ANNUAL REPORT
VIRTUS VARIABLE INSURANCE TRUST

December 31, 2021
Virtus Duff & Phelps Real Estate Securities Series
Virtus KAR Capital Growth Series
Virtus KAR Equity Income Series
Virtus KAR Small-Cap Growth Series*
Virtus KAR Small-Cap Value Series
Virtus Newfleet Multi-Sector Intermediate Bond Series
Virtus SGA International Growth Series*
Virtus Strategic Allocation Series
*Prospectus supplement applicable to this series appears at the back of this annual report.

As permitted by regulations adopted by the Securities and Exchange Commission, you may no longer receive paper copies of the Series’ shareholder reports from your insurance company unless you specifically request paper copies from the insurance company. If your insurance company elects to use this method of delivery, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.
You may elect to receive paper copies of all future shareholder reports free of charge from the insurance company. You can do so by contacting the insurance company. Your election to receive reports in paper likely will apply to all of the funds available in your insurance product, but you should ask your insurance company whether this is the case.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Message to Shareholders		1
Disclosure of Series Expenses		2
Key Investment Terms		4
Series	Series Summary	Schedule of Investments
Virtus Duff & Phelps Real Estate Securities Series (“Duff & Phelps Real Estate Securities Series”)	7	27
Virtus KAR Capital Growth Series (“KAR Capital Growth Series”)	10	29
Virtus KAR Equity Income Series (“KAR Equity Income Series”)	12	31
Virtus KAR Small-Cap Growth Series (“KAR Small-Cap Growth Series”)	14	33
Virtus KAR Small-Cap Value Series (“KAR Small-Cap Value Series”)	17	34
Virtus Newfleet Multi-Sector Intermediate Bond Series (“Newfleet Multi-Sector Intermediate Bond Series”)	19	35
Virtus SGA International Growth Series (“SGA International Growth Series”)	22	50
Virtus Strategic Allocation Series (“Strategic Allocation Series”)	24	52
Statements of Assets and Liabilities		62
Statements of Operations		64
Statements of Changes in Net Assets		66
Financial Highlights		70
Notes to Financial Statements		73
Report of Independent Registered Public Accounting Firm		84
Tax Information Notice		85
Consideration of Advisory and Subadvisory Agreements by the Board of Trustees		86
Management Tables		90
Proxy Voting Procedures and Voting Record (Form N-PX)
The subadvisers vote proxies, if any, relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Series voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-367-5877. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at https://www.sec.gov.
PORTFOLIO  HOLDINGS INFORMATION
The Trust files a complete schedule of portfolio holdings for each Series with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at https://www.sec.gov.

MESSAGE TO SHAREHOLDERS
To Virtus Variable Insurance Trust Shareholders:
I am pleased to present this annual report, which reviews the performance of your Fund for the 12 months ended December 31, 2021.
During this fiscal year, markets expressed optimism about the economic reopening that was driven by the release of COVID-19 vaccines, as well as ongoing monetary support and fiscal stimulus. Doubts crept in during the period, however, as the Delta and Omicron variants impacted productivity, and cascading supply chain issues led to higher prices. Strong corporate profitability drove equity markets higher for much of the period, although concerns about inflation and interest rates hindered fixed income markets.
Domestic and international equity indexes delivered generally strong returns for the 12 months ended December 31, 2021. U.S. large-capitalization stocks returned 28.71%, as measured by the S&P 500® Index, outpacing small-cap stocks, which gained 14.82%, as measured by the Russell 2000® Index. Within international equities, developed markets, as measured by the MSCI EAFE® Index (net), returned 11.26%, while emerging markets, as measured by the MSCI Emerging Markets Index (net), declined 2.54%.
In fixed income markets, the yield on the 10-year Treasury rose sharply to 1.52% on December 31, 2021, from 0.93% on December 31, 2020, based on fears of rising inflation. The broader U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, was down 1.54% for the 12-month period, but non-investment grade bonds, as measured by the Bloomberg U.S. Corporate High Yield Bond Index, were up 5.28%.
Thank you for entrusting the Virtus Funds with your assets. Please call our customer service team at 800-367-5877 if you have questions about your account or require assistance. We appreciate your business and remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President, Virtus Variable Insurance Trust
February 2022
Refer to the Series Summary section for your Series’ performance. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investing involves risk, including the risk of loss of principal invested.

VIRTUS VARIABLE INSURANCE TRUST
DISCLOSURE OF SERIES EXPENSES (Unaudited)
FOR THE SIX-MONTH PERIOD OF July 1, 2021 TO December 31, 2021
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As an investor in a Virtus Variable Insurance Trust series (each, a “Series”), you incur ongoing costs, including investment advisory fees and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in Series and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which are for the fiscal year ended December 31, 2021.
Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
		Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio	Expenses Paid During Period*
Duff & Phelps Real Estate Securities Series
	Class A	$ 1,000.00	$ 1,201.20	1.10%	$ 6.10
	Class I	1,000.00	1,203.20	0.85	4.72
KAR Capital Growth Series
	Class A	1,000.00	1,053.10	1.03	5.33
KAR Equity Income Series
	Class A	1,000.00	1,057.60	0.98	5.08
KAR Small-Cap Growth Series
	Class A	1,000.00	1,027.90	1.16	5.93
	Class I	1,000.00	1,029.10	0.91	4.65
KAR Small-Cap Value Series
	Class A	1,000.00	1,034.20	1.10	5.64
Newfleet Multi-Sector Intermediate Bond Series
	Class A	1,000.00	1,000.00	0.91	4.59
	Class I	1,000.00	1,002.20	0.66	3.33
SGA International Growth Series
	Class A	1,000.00	1,004.30	1.14	5.76
	Class I	1,000.00	1,006.30	0.89	4.50
Strategic Allocation Series
	Class A	1,000.00	1,024.60	0.98	5.00

*	Expenses are equal to the relevant Series’ annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Series which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Series’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Series’ prospectus.

VIRTUS VARIABLE INSURANCE TRUST
DISCLOSURE OF SERIES EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF July 1, 2021 TO December 31, 2021
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on a Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.
		Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio	Expenses Paid During Period*
Duff & Phelps Real Estate Securities Series
	Class A	$ 1,000.00	$ 1,019.66	1.10%	$ 5.60
	Class I	1,000.00	1,020.92	0.85	4.33
KAR Capital Growth Series
	Class A	1,000.00	1,020.01	1.03	5.24
KAR Equity Income Series
	Class A	1,000.00	1,020.27	0.98	4.99
KAR Small-Cap Growth Series
	Class A	1,000.00	1,019.36	1.16	5.90
	Class I	1,000.00	1,020.62	0.91	4.63
KAR Small-Cap Value Series
	Class A	1,000.00	1,019.66	1.10	5.60
Newfleet Multi-Sector Intermediate Bond Series
	Class A	1,000.00	1,020.62	0.91	4.63
	Class I	1,000.00	1,021.88	0.66	3.36
SGA International Growth Series
	Class A	1,000.00	1,019.46	1.14	5.80
	Class I	1,000.00	1,020.72	0.89	4.53
Strategic Allocation Series
	Class A	1,000.00	1,020.27	0.98	4.99

*	Expenses are equal to the relevant Series’ annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Series which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Series’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Series’ prospectus.

VIRTUS VARIABLE INSURANCE TRUST
KEY INVESTMENT TERMS (Unaudited)
December 31, 2021
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Asset-Backed Securities (“ABS”)
Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card arrangements.
Bloomberg U.S. Aggregate Bond Index
The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg U.S. Corporate High Yield Bond Index
The Bloomberg U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Build America Municipal Insured (“BAM”)
Build America Municipal Insured Bonds are municipal bonds insured against default by Build America Mutual, a Financial Guaranty insurance company.
Crest Depository Interest (“CDI”)
A Crest Depository Interest is a UK financial security that represents a stock traded on a stock exchange outside the UK. CDIs are issued by CREST, and one CDI is the equivalent of one share of an eligible foreign stock.
Exchange-Traded Fund (“ETF”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal Reserve (the “Fed”)
The central bank of the U.S., the Fed is responsible for controlling the money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches, and all national and state banks that are part of the system.
FTSE Nareit Equity REITs Index
The FTSE Nareit Equity REITs Index is a free-float market capitalization-weighted index measuring equity tax-qualified real estate investment trusts, which meet minimum size and liquidity criteria, that are listed on the New York Stock Exchange (“NYSE”), the American Stock Exchange and the NASDAQ National Market System. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Global Depositary Receipt (“GDR”)
A certificate issued by a bank that represents shares in a foreign stock on two or more global markets.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
MSCI ACWI ex USA SMID Cap Index (net)
The MSCI ACWI ex USA SMID Cap Index (net) is a free float-adjusted market capitalization-weighted index that measures mid- and small-cap performance across 22 of 23 Developed Market countries (excluding the U.S.) and 24 Emerging Markets countries. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

VIRTUS VARIABLE INSURANCE TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued)
December 31, 2021
MSCI All Country World ex USA Index (net)
The MSCI All Country World ex USA Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets, excluding the United States. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI USA High Dividend Yield Index (net)
The MSCI USA High Dividend Yield Index is based on the MSCI USA Index, its parent index, and includes large and mid-cap stocks. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent.
Payment-in-Kind Security (“PIK”)
A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.
Prime Rate
The federal funds rate commercial banks charge their most creditworthy corporate customers.
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops, and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers, and other commercial properties.
Russell 1000® Growth Index
The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell 1000® Value Index
The Russell 1000® Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell 2000® Growth Index
The Russell 2000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

VIRTUS VARIABLE INSURANCE TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued)
December 31, 2021
Russell 2000® Value Index
The Russell 2000® Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Secured Overnight Financing Rate (“SOFR”)
A broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities.
Sponsored ADR
An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the NYSE.
Strategic Allocation Series Linked Benchmark
Effective June 4, 2019, the Strategic Allocation Series Linked Benchmark consists of an allocation of 45% Russell 1000® Growth Index, 15% MSCI ACWI ex USA SMID Cap Index, and 40% Bloomberg U.S. Aggregate Bond Index. Performance of the Strategic Allocation Series Linked Benchmark from September 7, 2016, to June 3, 2019, consists of an allocation of 45% Russell 1000® Growth Index, 15% MSCI EAFE® Index, and 40% Bloomberg U.S. Aggregate Bond Index; and performance of the Strategic Allocation Series Linked Benchmark prior to September 7, 2016, consists of an allocation of 60% S&P 500® Index and 40% Bloomberg U.S. Aggregate Bond Index. The indexes are unmanaged and not available for direct investment.
Yield Curve
A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

Duff & Phelps Real Estate Securities Series
Series Summary (Unaudited)
Portfolio Manager Commentary by
Duff & Phelps Investment Management Co.
■	The Series is diversified and has investment objectives of capital appreciation and income with approximately equal emphasis. There is no guarantee that the Series will meet its objectives.
■	For the fiscal year ended December 31, 2021, the Series’ Class A shares at NAV returned 46.41% and Class I shares at NAV returned 46.87%. For the same period, the FTSE Nareit Equity REITs Index, which serves as the Series’ broad-based and style-specific benchmark appropriate for comparison, returned 43.24%.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Series’  fiscal year ended December 31, 2021?
For the fiscal year, the Series’ benchmark, the FTSE Nareit Equity REITs Index, delivered a 43.24% return, compared with a 28.71% return for the S&P 500® Index. On a two-year basis through December 31, 2021, the benchmark increased 31.86% versus a 52.34% return for the S&P 500® Index. The fiscal year saw a continuation of recovering economic and real estate fundamentals, as well as strong merger and acquisition (M& A) activity.
At the beginning of the year, real estate investment trusts (REITs) were at a triple discount to broader equities, fixed income, and private real estate. These factors combined with the recovering fundamentals helped drive performance throughout the reporting period.
In addition, the U.S. Federal Reserve (the Fed) gave the market confidence that it was going to enter the next phase following the period of strong monetary stimulus. The Fed noted it would begin to taper its pandemic-induced open market purchases of both Treasury bonds and mortgage-backed securities at a faster pace than previously communicated. This indicated the Fed’s awareness of how much inflation and the economy had accelerated, and that the Fed believed it was prudent to begin moving faster toward normalization and interest rate increases. In support of this view on the recovering economy and the benefit inflation can bring to listed real estate, we saw some of the largest positive revisions to consensus earnings estimates in the REIT space that we have seen, driven by those sectors with shorter lease durations and the greatest pricing power.
Taking a closer look at the performance of the individual property sectors that are represented within the FTSE Nareit Equity REITs Index, the five top-performing property sectors for the fiscal year on a total return basis were regional malls, self storage, shopping centers, apartments, and industrial (logistics). All these property sectors showed improving fundamentals, whether due to positive economic trends or specific sector recovery.
The five bottom-performing property sectors for the 12-month period were health care, lodging, free standing, office, and data centers.
What factors affected the Series’ performance during its fiscal year?
The Series outperformed its benchmark for the 12 months ended December 31, 2021. Security selection and property sector allocation contributed positively to relative performance for the period, with security selection the larger driver of the two.
Combining property sector allocation and security selection, the strongest relative contributors to performance in the fiscal year were health care, industrial (logistics), and diversified. Security selection and property sector allocation contributed positively in all three sectors.
From a property sector allocation perspective, the largest positive contributors were the Series’ underweight property sector allocations to diversified and free standing.
From a security perspective, the Series’ lack of exposure to Americold Realty and Public Storage were the largest positive contributors, along with an overweight exposure to Mid America Apartments.
Combining property sector allocation and security selection, the only overall relative negative detractors from performance were lodging, specialty, and data centers. Allocation was the detractor for both lodging and data centers, while selection detracted from specialty.
The Series’ largest property sector allocation detractors were an overweight sector allocation to lodging and an underweight allocation to self storage.
At the security level, an overweight exposure to Apartment Income REIT was the Series’ largest negative contributor, followed by a lack of positions in Camden Property Trust and Iron Mountain.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Real Estate: The Series may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.
Industry/Sector Concentration: A series that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated series.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Series and its investments, including hampering the ability of the portfolio manager(s) to invest the Series’ assets as intended.
Prospectus: For additional information on risks, please see the Series’ prospectus.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Duff & Phelps Real Estate Securities Series (Continued)
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2021.
Residential	27%
Industrial/Office	25
Retail	15
Self Storage	8
Health Care	8
Data Centers	8
Lodging/Resorts	4
Other (includes short-term investment)	5
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Duff & Phelps Real Estate Securities Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/21

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	46.41%	12.71%	11.95%	— %	—
Class I shares at NAV[2]	46.87	13.00	—	10.58	4/30/13
FTSE Nareit Equity REITs Index	43.24	10.75	11.38	9.26 [3]	—
Series Expense Ratios[4]: Class A shares: Gross 1.20%, Net 1.10%; Class I shares: Gross 0.95%, Net 0.85%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2011 for Class A shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	The since inception index return is from the inception date of Class I shares.
[4]	The expense ratios of the Series are set forth according to the prospectus for the Series effective April 30, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2022. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Capital Growth Series
Series Summary (Unaudited)
Portfolio Manager Commentary by
Kayne Anderson Rudnick Investment Management, LLC
■	The Series is diversified and has an investment objective of long-term growth of capital. There is no guarantee that the Series will meet its objective.
■	For the fiscal year ended December 31, 2021, the Series’ Class A shares at NAV returned 12.14%. For the same period, the Russell 1000® Growth Index, which serves as the Series’ broad- based and style-specific benchmark appropriate for comparison, returned 27.60%.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Series’  fiscal year ended December 31, 2021?
U.S. stocks staged another impressive year of returns led by the S&P 500® Index, which returned 28.71% for the year, including a double-digit return of 11.03% in the fourth quarter of 2021 alone. The S&P 500® Index recorded 70 closing highs in 2021, the most for a single year since the 77 that were hit in 1995. Returns in the S&P 500® Index were heavily skewed by the performance of some stocks with very large market capitalizations. Within large-cap stocks, growth continued its outperformance relative to value, with the Russell 1000® Growth Index returning 27.60% and the Russell 1000® Value Index returning 25.16% for the year. However, when looking at lower market capitalizations, value dramatically outperformed growth as evidenced by the Russell 2000® Value Index, which returned 28.27% versus the Russell 2000® Growth Index, which returned 2.83% for the year. Small-cap stocks lagged the S&P 500® Index for the fiscal year, with the Russell 2000® Index returning 14.82%.
International stocks continued to underperform domestic stocks with a return of 11.26% for the year, as measured by the MSCI EAFE Index (net), while emerging market stocks, as measured by the MSCI Emerging Markets Index (net), declined 2.54%.
In our opinion, the inflation outlook was the most important factor affecting fundamental conditions in 2021. Gross margins were negatively impacted by cost increases throughout 2021. Yet many businesses had more demand than they were capable of fulfilling. Consumers were wealthier than ever due to increases in housing prices and the stock market, not to mention the monetary and fiscal stimulus. The result of this mismatch in supply and demand was the increase in reported inflation statistics, well above the Federal Reserve’s (the Fed’s) longer-term target of 2%. During the fiscal year, corporate America was able to offset these costs with better revenue, as well as lower advertising and general and administrative expenses. In fact, the corporate profit margins of S&P 500® Index stocks made all-time highs in the second and third quarters of 2021.
Despite the significant cost pressures, it took only a year and a half since the global pandemic broke out for the S&P 500® Index to fully recover its prior earnings peak. For reference, it took seven years for the index to recover earnings lost during the 2008 crisis.
What factors affected the Series’ performance during its fiscal year?
The Series delivered positive performance but underperformed its benchmark, the Russell 1000® Growth Index, for the fiscal year ended December 31, 2021. Poor stock selection in consumer discretionary and communication services detracted from performance. Strong stock selection in health care and an underweight in utilities were the top positive contributors to performance.
The biggest contributors to performance during the 12-month period were NVIDIA, Bill.com, Meta Platforms, Zoetis, and Danaher.
The biggest detractors from performance during the period were Alibaba, The Trade Desk, Avalara, Duck Creek Technologies, and Tencent.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Technology Concentration: Because the Series is presently heavily weighted in the technology sector, it will be impacted by that sector’s performance more than a portfolio with broader sector diversification.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Series and its investments, including hampering the ability of the portfolio manager(s) to invest the Series’ assets as intended.
Prospectus: For additional information on risks, please see the Series’ prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2021.
Information Technology	43%
Consumer Discretionary	20
Communication Services	12
Industrials	7
Health Care	6
Consumer Staples	5
Financials	5
Other (includes short-term investment)	2
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Capital Growth Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/21

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	12.14%	24.35%	18.15%
Russell 1000® Growth Index	27.60	25.32	19.79
Series Expense Ratios[3]: Class A shares: Gross 1.10%, Net 1.03%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2011 for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	The expense ratios of the Series are set forth according to the prospectus for the Series effective April 30, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2022. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Equity Income Series
Series Summary (Unaudited)
Portfolio Manager Commentary by
Kayne Anderson Rudnick Investment Management, LLC
■	The Series is diversified and has investment objectives of capital appreciation and current income. There is no guarantee that the Series will meet its objectives.
■	For the fiscal year ended December 31, 2021, the Series’ Class A shares at NAV returned 17.39%. For the same period, the MSCI USA High Dividend Yield Index (net), which serves as both the Series’ broad-based and style-specific index appropriate the comparison, returned 20.86%.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Series’  fiscal year ended December 31, 2021?
U.S. stocks staged another impressive year of returns led by the S&P 500® Index, which returned 28.71% for the year, including a double-digit return of 11.03% in the fourth quarter of 2021 alone. The S&P 500® Index recorded 70 closing highs in 2021, the most for a single year since the 77 that were hit in 1995. Returns in the S&P 500® Index were heavily skewed by the performance of some stocks with very large market capitalizations. Within large-cap stocks, growth continued its outperformance relative to value, with the Russell 1000® Growth Index returning 27.60% and the Russell 1000® Value Index returning 25.16% for the year. However, when looking at lower market capitalizations, value dramatically outperformed growth as evidenced by the Russell 2000® Value Index, which returned 28.27% versus the Russell 2000® Growth Index, which returned 2.83% for the year. Small-cap stocks lagged the S&P 500® Index for the fiscal year, with the Russell 2000® Index returning 14.82%.
International stocks continued to underperform domestic stocks with a return of 11.26% for the year, as measured by the MSCI EAFE Index (net), while emerging market stocks, as measured by the MSCI Emerging Markets Index (net), declined 2.54%.
In our opinion, the inflation outlook was the most important factor affecting fundamental conditions in 2021. Gross margins were negatively impacted by cost increases throughout 2021. Yet many businesses had more demand than they were capable of fulfilling. Consumers were wealthier than ever due to increases in housing prices and the stock market, not to mention the monetary and fiscal stimulus. The result of this mismatch in supply and demand was the increase in reported inflation statistics, well above the Federal Reserve’s (the Fed’s) longer-term target of 2%. During the fiscal year, corporate America was able to offset these costs with better revenue, as well as lower advertising and general and administrative expenses. In fact, the corporate profit margins of S&P 500® Index stocks made all-time highs in the second and third quarters of 2021.
Despite the significant cost pressures, it took only a year and a half since the global pandemic broke out for the S&P 500® Index to fully recover its prior earnings peak. For reference, it took seven years for the index to recover earnings lost during the 2008 crisis.
What factors affected the Series’ performance during its fiscal year?
The Series delivered positive performance but underperformed its benchmark, the MSCI USA High Dividend Yield Index (net), for the fiscal year ended December 31, 2021. Poor stock selection in consumer discretionary and financials detracted from performance. Strong stock selection in communication services and industrials contributed positively to performance.
The biggest contributors to performance during the 12-month period were Pfizer, PNC Financial Services, Watsco, Cisco Systems, and Paychex.
The biggest detractors from performance during the period were Verizon Communications, Clorox, GlaxoSmithKline, Leggett & Platt, and Kyndryl.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Limited Number of Investments: Because the Series has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a series with a greater number of securities.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Series and its investments, including hampering the ability of the portfolio manager(s) to invest the Series’ assets as intended.
Prospectus: For additional information on risks, please see the Series’ prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2021.
Financials	16%
Consumer Staples	13
Industrials	13
Health Care	12
Information Technology	11
Communication Services	9
Utilities	9
Other (includes short-term investment)	17
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Equity Income Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/21

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	17.39%	13.21%	11.89%
MSCI USA High Dividend Yield Index (net)	20.86	11.07	11.93
Series Expense Ratios[3]: Class A shares: Gross 1.15%, Net 0.98%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2011 for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	The expense ratios of the Series are set forth according to the prospectus for the Series effective April 30, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2022. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Small-Cap Growth Series
Series Summary (Unaudited)
Portfolio Manager Commentary by
Kayne Anderson Rudnick Investment Management, LLC
■	The Series is diversified and has an investment objective of long-term capital growth. There is no guarantee that the Series will meet its objective.
■	For the fiscal year ended December 31, 2021, the Series’ Class A shares at NAV returned 4.98% and Class I shares at NAV returned 5.21%. For the same period, the Russell 2000® Growth Index, which serves as the Series’ broad-based and style-specific benchmark appropriate for comparison, returned 2.83%.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Series’  fiscal year ended December 31, 2021?
U.S. stocks staged another impressive year of returns led by the S&P 500® Index, which returned 28.71% for the year, including a double-digit return of 11.03% in the fourth quarter of 2021 alone. The S&P 500® Index recorded 70 closing highs in 2021, the most for a single year since the 77 that were hit in 1995. Returns in the S&P 500® Index were heavily skewed by the performance of some stocks with very large market capitalizations. Within large-cap stocks, growth continued its outperformance relative to value, with the Russell 1000® Growth Index returning 27.60% and the Russell 1000® Value Index returning 25.16% for the year. However, when looking at lower market capitalizations, value dramatically outperformed growth as evidenced by the Russell 2000® Value Index, which returned 28.27% versus the Russell 2000® Growth Index, which returned 2.83% for the year. Small-cap stocks lagged the S&P 500® Index for the fiscal year, with the Russell 2000® Index returning 14.82%. International stocks continued to underperform domestic stocks with a return of 11.26% for the year, as measured by the MSCI EAFE Index (net), while emerging market stocks, as measured by the MSCI Emerging Markets Index (net), declined 2.54%.
In our opinion, the inflation outlook was the most important factor affecting fundamental conditions in 2021. Gross margins were negatively impacted by cost increases throughout 2021. Yet many businesses had more demand than they were capable of fulfilling. Consumers were wealthier than ever due to increases in housing prices and the stock market, not to mention the monetary and fiscal stimulus. The result of this mismatch in supply and demand was the increase in reported inflation statistics, well above the Federal Reserve’s (the Fed’s) longer-term target of 2%. During the fiscal year, corporate America was able to offset these costs with better revenue, as well as lower advertising and general and administrative expenses. In fact, the corporate profit margins of S&P 500® Index stocks made all-time highs in the second and third quarters of 2021.
Despite the significant cost pressures, it took only a year and a half since the global pandemic broke out for the S&P 500® Index to fully recover its prior earnings peak. For reference, it took seven years for the index to recover earnings lost during the 2008 crisis.
What factors affected the Series’ performance during its fiscal year?
The Series outperformed its benchmark, the Russell 2000® Growth Index, for the fiscal year ended December 31, 2021. An underweight to health care, as well as strong stock selection and an overweight in financials, contributed positively to performance. Poor stock selection and an overweight in communication services, as well as poor stock selection and an underweight in industrials, detracted from performance.
The biggest contributors to performance during the 12-month period were Bill.com, Fox Factory, Ryan Specialty Group, Morningstar, and Auto Trader.
The biggest detractors from performance during the period were Autohome, Ollie’s Bargain Outlet, MediaAlpha, Duck Creek Technologies, and Blackline.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Foreign Investing: Investing in foreign securities subjects the Series to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Limited Number of Investments: Because the Series has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a series with a greater number of securities.
Sector Focused Investing: Events negatively affecting a particular industry or market sector in which the Series focuses its investments may cause the value of the Series to decrease.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Series and its investments, including hampering the ability of the portfolio manager(s) to invest the Series’ assets as intended.
Prospectus: For additional information on risks, please see the Series’ prospectus.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Small-Cap Growth Series (Continued)
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2021.
Information Technology	26%
Financials	25
Communication Services	15
Consumer Discretionary	14
Industrials	9
Health Care	4
Consumer Staples	4
Short-Term Investment	3
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Small-Cap Growth Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/21

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	4.98%	26.81%	21.27%	— %	—
Class I shares at NAV[2]	5.21	27.12	—	22.10	4/30/13
Russell 2000® Growth Index	2.83	14.53	14.14	13.11 [3]	—
Series Expense Ratios[4]: Class A shares: Gross 1.29%, Net 1.15%; Class I shares: Gross 1.04%, Net 0.90%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2011 for Class A shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	The since inception index return is from the inception date of Class I shares.
[4]	The expense ratios of the Series are set forth according to the prospectus for the Series effective April 30, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Small-Cap Value Series
Series Summary (Unaudited)
Portfolio Manager Commentary by
Kayne Anderson Rudnick Investment Management, LLC
■	The Series is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Series will meet its objective.
■	For the fiscal year ended December 31, 2021, the Series’ Class A shares at NAV returned 19.72%. For the same period, the Russell 2000® Value Index, which serves as the Series’ broad-based and style-specific benchmark appropriate for comparison, returned 28.27%.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Series’  fiscal year ended December 31, 2021?
U.S. stocks staged another impressive year of returns led by the S&P 500® Index, which returned 28.71% for the year, including a double-digit return of 11.03% in the fourth quarter of 2021 alone. The S&P 500® Index recorded 70 closing highs in 2021, the most for a single year since the 77 that were hit in 1995. Returns in the S&P 500® Index were heavily skewed by the performance of some stocks with very large market capitalizations. Within large-cap stocks, growth continued its outperformance relative to value, with the Russell 1000® Growth Index returning 27.60% and the Russell 1000® Value Index returning 25.16% for the year. However, when looking at lower market capitalizations, value dramatically outperformed growth as evidenced by the Russell 2000® Value Index, which returned 28.27% versus the Russell 2000® Growth Index, which returned 2.83% for the year. Small-cap stocks lagged the S&P 500® Index for the fiscal year, with the Russell 2000® Index returning 14.82%.
International stocks continued to underperform domestic stocks with a return of 11.26% for the year, as measured by the MSCI EAFE Index (net), while emerging market stocks, as measured by the MSCI Emerging Markets Index (net), declined 2.54%.
In our opinion, the inflation outlook was the most important factor affecting fundamental conditions in 2021. Gross margins were negatively impacted by cost increases throughout 2021. Yet many businesses had more demand than they were capable of fulfilling. Consumers were wealthier than ever due to increases in housing prices and the stock market, not to mention the monetary and fiscal stimulus. The result of this mismatch in supply and demand was the increase in reported inflation statistics, well above the Federal Reserve’s (the Fed’s) longer-term target of 2%. During the fiscal year, corporate America was able to offset these costs with better revenue, as well as lower advertising and general and administrative expenses. In fact, the corporate profit margins of S&P 500® Index stocks made all-time highs in the second and third quarters of 2021.
Despite the significant cost pressures, it took only a year and a half since the global pandemic broke out for the S&P 500® Index to fully recover its prior earnings peak. For reference, it took seven years for the index to recover earnings lost during the 2008 crisis.
What factors affected the Series’ performance during its fiscal year?
The Series delivered positive performance but underperformed its benchmark, the Russell 2000® Value Index, for the fiscal year ended December 31, 2021. Poor stock selection in consumer discretionary and materials detracted from performance. Underweight positions in health care and utilities contributed positively to performance.
The biggest contributors to performance during the 12-month period were National Beverage, SiteOne Landscape Supply, Azenta (formerly Brooks Automation), Houlihan Lokey, and Watsco.
The biggest detractors from performance during the period were Scotts Miracle-Gro, Terminix Global Holdings, Anika Therapeutics, Leslie’s, and Latham Group.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Limited Number of Investments: Because the Series has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a series with a greater number of securities.
Sector Focused Investing: Events negatively affecting a particular industry or market sector in which the Series focuses its investments may cause the value of the Series to decrease.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Series and its investments, including hampering the ability of the portfolio manager(s) to invest the Series’ assets as intended.
Prospectus: For additional information on risks, please see the Series’ prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2021.
Industrials	29%
Consumer Discretionary	22
Financials	17
Information Technology	15
Consumer Staples	5
Materials	5
Real Estate	4
Other (includes short-term investment)	3
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Small-Cap Value Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/21

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	19.72%	14.35%	14.23%
Russell 2000® Value Index	28.27	9.07	12.03
Series Expense Ratios[3]: Class A shares: Gross 1.33%, Net 1.10%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2011 for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	The expense ratios of the Series are set forth according to the prospectus for the Series effective April 30, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2022. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Newfleet Multi-Sector Intermediate Bond Series
Series Summary (Unaudited)
Portfolio Manager Commentary by
Newfleet Asset Management, LLC
■	The Series is diversified and has an investment objective of long-term total return. There is no guarantee that the Series will meet its objective.
■	For the fiscal year ended December 31, 2021, the Series’ Class A shares at NAV returned 1.07%† and Class I shares at NAV returned 1.29%. For the same period, the Bloomberg U.S. Aggregate Bond Index, which serves as the broad-based and style-specific benchmark index appropriate for comparison, returned -1.54%.
   † See footnote 3 on page 21.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Series’  fiscal year ended December 31, 2021?
The impact of COVID-19 on the globe took center stage during the fiscal year ended December 31, 2021. COVID variants – including Delta and the latest strain, Omicron – continued to complicate the response from health care systems and policymakers seeking to contain the pandemic. Though some countries imposed tighter restrictions in response to Omicron, early studies suggested that the strain might be less severe than earlier variants. Monetary and fiscal policy response continued to evolve in an effort to support economic activity and allow market disruptions to heal.
In response to higher U.S. inflation and a strengthening economy, the Federal Reserve (the Fed) announced plans to taper its supportive asset purchases. As of November 2021, the Fed had already begun winding down its asset purchases of $120 billion of U.S. Treasuries and agency mortgage-backed securities per month. The Fed said it was aiming to finish the taper by March 2022 rather than its prior target of mid-2022. Assuming no more adjustments, interest rate increases were expected to follow in the second quarter of 2022. The pace, timing, and magnitude of “lift-off” remained uncertain as of the end of the fiscal year, but financial markets were pricing in three interest rate increases in 2022 and three more in 2023. In addition to interest rate increases, the market was also attuned to the Fed’s management of its $8.8 trillion dollar balance sheet.
During the 12-month period, spread sectors (non-governmental fixed income investments) outperformed U.S. Treasuries, led by the corporate high yield sector and high yield bank loans.
During the fiscal year, the Fed left its target interest rate unchanged at a range of 0-0.25%, the rate that was set in late March of 2020 in response to the pandemic.
Additionally, over the 12-month period, U.S. Treasury rates moved higher and the yield curve flattened, consistent with the expectation of the Fed getting ready to raise rates.
What factors affected the Series’ performance during its fiscal year?
An underweight to U.S. Treasuries in favor of spread sectors was a driver of the Series’ outperformance for the fiscal year ended December 31, 2021. Among fixed income sectors, the Series’ allocations to corporate high yield and high yield bank loans contributed positively to performance. Issue selection within corporate high quality securities and asset-backed securities was also beneficial for relative performance during the period.
The Series’ allocation to emerging markets high yield, as well as issue selection within the Yankee high quality sector, were detractors from performance for the 12-month period. The Series’ underweight to the corporate high quality sector also negatively impacted performance for the period, despite the fact that issue selection within the sector was positive.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans are subject to credit and call risk, may be difficult to value, and have longer settlement times than other investments, which can make loans relatively illiquid at times.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Series to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Series.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Series and its investments, including hampering the ability of the portfolio manager(s) to invest the Series’ assets as intended.
Prospectus: For additional information on risks, please see the Series’ prospectus.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Newfleet Multi-Sector Intermediate Bond Series (Continued)
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2021.
Corporate Bonds and Notes		41%
Financials	11%
Energy	7
Consumer Discretionary	4
All other Corporate Bonds and Notes	19
Leveraged Loans		17
Mortgage-Backed Securities		15
Asset-Backed Securities		13
Foreign Government Securities		6
U.S. Government Securities		4
Other (includes short-term investment and securities lending collateral)		4
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Newfleet Multi-Sector Intermediate Bond Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/21

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	1.07% [3]	4.32%	4.77%	— %	—
Class I shares at NAV[2]	1.29	4.58	—	3.73	4/30/13
Bloomberg U.S. Aggregate Bond Index	-1.54	3.57	2.90	2.75 [4]	—
Series Expense Ratios[5]: Class A shares: 0.93%; Class I shares: 0.69%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2011 for Class A shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.
[4]	The since inception index return is from the inception date of Class I shares.
[5]	The expense ratios of the Series are set forth according to the prospectus for the Series effective April 30, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlight tables in this report. See the Financial Highlights for more current expense ratios. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

SGA International Growth Series
Series Summary (Unaudited)
Portfolio Manager Commentary by
Sustainable Growth Advisers, LP
■	The Series is diversified and has an investment objective of high total return consistent with reasonable risk. There is no guarantee that the Series will meet its objective.
■	For the fiscal year ended December 31, 2021, the Series’ Class A shares at NAV returned 8.32% and Class I shares at NAV returned 8.67%†. For the same period, the MSCI All Country World ex USA Index (net), which serves as the Series’ broad-based and style-specific benchmark appropriate for comparison, returned 7.82%.
   † See footnote 3 on page 23.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Series’  fiscal year ended December 31, 2021?
International equities generated positive returns for 2021 despite new and disruptive regional COVID setbacks, persistent inflationary pressures, monetary tightening in emerging markets, and a changing regulatory landscape in China.
Smaller and more economically sensitive companies outperformed as they benefited from the broad global recovery in corporate profits. Earnings growth for the MSCI All Country World ex USA Index was the highest on record since the Global Financial Crisis, up 100% after having declined 37% in 2020.
Returns were strongest in developed markets, driven by strength in Europe, while emerging markets were negatively impacted, primarily by weakness in China, Latin America, and Korea. The energy, financials, information technology (driven by strength in semiconductors), and industrials sectors outperformed by a wide margin, while the communication services, consumer discretionary, real estate, and health care sectors underperformed.
What factors affected the Series’ performance during its fiscal year?
The Series outperformed its benchmark, the MSCI All Country World ex USA Index (net), in 2021. Despite the headwinds from a more economically driven market environment, strong stock selection in the Series offset unfavorable market trends.
A lack of exposure to the strongly performing energy sector, an underweight in the industrials sector, and overweight positions in the health care and consumer staples sectors detracted from the Series’ relative performance. Underweights in the consumer discretionary and communication services sectors, along with an overweight in the information technology sector and lack of exposure to the real estate sector, contributed positively to the Series’ relative returns.
Stock selection was the main driver of relative returns, with strong stock selection in the health care, consumer staples, and industrials sectors contributing most positively. This helped offset negative stock selection effects in the consumer discretionary, financials, and communication services sectors.
Regional allocations detracted modestly from relative returns given a slight overweight to underperforming emerging markets and an underweight to developed markets. Stock selection in emerging markets detracted due primarily to the Series’ Chinese holdings, while selection in developed markets contributed positively.
The top five contributors to Series performance for the 12-month period were financial services company Aon, pharmaceutical company Novo Nordisk, computer-aided-design software leader Dassault Systemes, IT services leader Infosys, and industrial gas company Linde.
The five largest detractors from Series performance were Chinese after-school-tutoring company New Oriental Education, medical device company Shandong Weigao, online brokerage XP, insurance leader AIA Group, and sportswear company Adidas.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Series to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Geographic Concentration: A series that focuses its investments in a particular geographic location will be sensitive to financial, economic, political, and other events negatively affecting that location.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Series and its investments, including hampering the ability of the portfolio manager(s) to invest the Series’ assets as intended.
Prospectus: For additional information on risks, please see the Series’ prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2021.
Health Care	25%
Consumer Staples	22
Information Technology	16
Financials	15
Consumer Discretionary	8
Materials	6
Industrials	3
Other (includes short-term investment and securities lending collateral)	5
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

SGA International Growth Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/21

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	8.32%	8.93%	5.01%	— %	—
Class I shares at NAV[2]	8.67 [3]	9.20	—	3.43	4/30/13
MSCI All Country World ex USA Index (net)	7.82	9.61	7.28	5.69 [4]	—
Series Expense Ratios[5]: Class A shares: Gross 1.19%, Net 1.14%; Class I shares: Gross 0.95%, Net 0.89%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2011 for Class A shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.
[4]	The since inception index return is from the inception date of Class I shares.
[5]	The expense ratios of the Series are set forth according to the prospectus for the Series effective April 30, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2022. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Strategic Allocation Series
Series Summary (Unaudited)
Portfolio Manager Commentary by
Kayne Anderson Rudnick Investment Management, LLC (Domestic and International Equity Portfolio) and Newfleet Asset Management, LLC (Fixed Income Portfolio)
■	The Series is diversified and has an investment objective of high total return over an extended period of time consistent with prudent investment risk. There is no guarantee that the Series will meet its objective.
■	For the fiscal year ended December 31, 2021, the Series’ Class A shares at NAV returned 7.57%. For the same period, the Bloomberg U.S. Aggregate Bond Index, a broad-based fixed income index, returned -1.54%; the MSCI ACWI ex USA SMID Cap Index (net), a broad-based international index, returned 10.16%; and Russell 1000® Growth Index, a broad-based U.S. equity index, returned 27.60%. The Strategic Allocation Series Linked Benchmark, the Series’ style-specific benchmark, returned 12.82%.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Series’  fiscal year ended December 31, 2021?
Equities
U.S. stocks staged another impressive year of returns led by the S&P 500® Index, which returned 28.71% for the year, including a double-digit return of 11.03% in the fourth quarter of 2021 alone. The S&P 500® Index recorded 70 closing highs in 2021, the most for a single year since the 77 that were hit in 1995. Returns in the S&P 500® Index were heavily skewed by the performance of some stocks with very large market capitalizations. Within large-cap stocks, growth continued its outperformance relative to value, with the Russell 1000® Growth Index returning 27.60% and the Russell 1000® Value Index returning 25.16% for the year. However, when looking at lower market capitalizations, value dramatically outperformed growth as evidenced by the Russell 2000® Value Index, which returned 28.27% versus the Russell 2000® Growth Index, which returned 2.83% for the year. Small-cap stocks lagged the S&P 500® Index for the fiscal year, with the Russell 2000® Index returning 14.82%. International stocks continued to underperform domestic stocks with a return of 11.26% for the year, as measured by the MSCI EAFE Index (net), while emerging market stocks, as measured by the MSCI Emerging Markets Index (net), declined 2.54%.
In our opinion, the inflation outlook was the most important factor affecting fundamental conditions in 2021. Gross margins were negatively impacted by cost increases throughout 2021. Yet many businesses had more demand than they were capable of fulfilling. Consumers were wealthier than ever due to increases in housing prices and the stock market, not to mention the monetary and fiscal stimulus. The result of this mismatch in supply and demand was the increase in reported inflation statistics, well above the Federal Reserve’s (the Fed’s) longer-term target of 2%. During the fiscal year, corporate America was able to offset these costs with better revenue, as well as lower advertising and general and administrative expenses. In fact, the corporate profit margins of S&P 500® Index stocks made all-time highs in the second and third quarters of 2021.
Despite the significant cost pressures, it took only a year and a half since the global pandemic broke out for the S&P 500® Index to fully recover its prior earnings peak. For reference, it took seven years for the index to recover earnings lost during the 2008 crisis.
Fixed Income
The impact of COVID-19 on the globe took center stage during the fiscal year ended December 31, 2021. COVID variants – including Delta and the latest strain, Omicron – continued to complicate the response from health care systems and policymakers seeking to contain the pandemic. Though some countries imposed tighter restrictions in response to Omicron, early studies suggested that the strain might be less severe than earlier variants. Monetary and fiscal policy response continued to evolve in an effort to support economic activity and allow market disruptions to heal.
In response to higher U.S. inflation and a strengthening economy, the Federal Reserve (the Fed) announced plans to taper its supportive asset purchases. As of November 2021, the Fed had already begun winding down its asset purchases of $120 billion of U.S. Treasuries and agency mortgage-backed securities per month. The Fed said it was aiming to finish the taper by March 2022 rather than its prior target of mid-2022. Assuming no more adjustments, interest rate increases were expected to follow in the second quarter of 2022. The pace, timing, and magnitude of “lift-off” remained uncertain as of the end of the fiscal year, but financial markets were pricing in three interest rate increases in 2022 and three more in 2023. In addition to interest rate increases, the market was also attuned to the Fed’s management of its $8.8 trillion dollar balance sheet.
During the 12-month period, spread sectors (non-governmental fixed income investments) outperformed U.S. Treasuries, led by the corporate high yield sector and high yield bank loans.
During the fiscal year, the Fed left its target interest rate unchanged at a range of 0-0.25%, the rate that was set in late March of 2020 in response to the pandemic.
Additionally, over the 12-month period, U.S. Treasury rates moved higher and the shape of the yield curve flattened, consistent with the expectation of the Fed getting ready to raise rates.
What factors affected the Series’ performance during its fiscal year?
U.S. Equities
The U.S. equity portfolio of the Series delivered positive performance but underperformed its benchmark, the Russell 1000® Growth Index, for the fiscal year ended December 31, 2021. Poor stock selection in consumer discretionary and communication services detracted from performance. Strong stock selection in health care and an underweight to utilities were the top positive contributors to performance.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Strategic Allocation Series (Continued)
The biggest contributors to performance during the 12-month period were NVIDIA, Bill.com, Meta Platforms, Zoetis, and Danaher.
The biggest detractors from performance during the period were Alibaba, The Trade Desk, Avalara, Duck Creek Technologies, and Tencent.
International Equities
The international equity portfolio of the Series delivered positive performance but underperformed its benchmark, the MSCI ACWI ex USA SMID Cap Index (net), for the fiscal year ended December 31, 2021. Poor stock selection in consumer discretionary and information technology detracted from performance. Strong stock selection in financials and energy contributed positively to performance.
From a geographic perspective, an underweight in Japan, as well as an overweight and strong stock selection in the U.K., contributed positively to performance. Poor stock selection in Asia excluding Japan, as well as in Europe excluding the U.K., detracted from performance.
The biggest contributors to performance during the 12-month period were HeadHunter Group, BTS Group, Kaspi, Alten, and Mortgage Advice Bureau.
The biggest detractors from performance during the period were Allegro.eu, Vasta Platform, BIM Birlesik Magazalar, Autohome, and S-1.
Fixed Income
An underweight to U.S. Treasuries in favor of spread sectors was a driver of the Series’ outperformance for the fiscal year ended December 31, 2021. Among fixed income sectors, the Series’ allocations to corporate high yield and high yield bank loans contributed positively to performance. Issue selection within both corporate high quality securities and asset-backed securities was also beneficial for relative performance during the period.
Issue selection and positioning within corporate high yield and high yield bank loans negatively impacted the Series during the 12-month period. While allocations to these sectors were beneficial, issue selection was a detractor relative to the respective sector index performance. Consistent with an overall backdrop that favored riskier securities for most of the period, the Series’ higher quality bias within the sectors resulted in underperformance.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Series to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Series.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Series and its investments, including hampering the ability of the portfolio manager(s) to invest the Series’ assets as intended.
Prospectus: For additional information on risks, please see the Series’ prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2021.
Common Stocks		75%
Information Technology	28%
Consumer Discretionary	13
Communication Services	11
All other Common Stocks	23
Corporate Bonds and Notes		8
Financials	3
Real Estate	1
Information Technology	1
All other Corporate Bonds and Notes	3
Mortgage-Backed Securities		6
U.S. Government Securities		4
Short-Term Investment		3
Asset-Backed Securities		2
Leveraged Loans		1
Other (includes securities lending collateral)		1
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Strategic Allocation Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/21

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	7.57%	15.25%	10.81%
Bloomberg U.S. Aggregate Bond Index	-1.54	3.57	2.90
MSCI ACWI ex USA SMID Cap Index (net)	10.16	10.30	8.63
Russell 1000® Growth Index	27.60	25.32	19.79
Strategic Allocation Series Linked Benchmark	12.82	14.38	11.79
Series Expense Ratios[3]: Class A shares: Gross 1.00%, Net 0.98%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2011 for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	The expense ratios of the Series are set forth according to the prospectus for the Series effective April 30, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2022. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Duff & Phelps Real Estate Securities Series
SCHEDULE OF INVESTMENTS
December 31, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—97.4%
Real Estate Investment Trusts—97.4%
Data Centers—8.0%
CyrusOne, Inc.	12,493	$ 1,121
Equinix, Inc.	9,967	8,430
		9,551

Health Care—8.3%
Healthcare Trust of America, Inc. Class A	59,890	2,000
Healthpeak Properties, Inc.	82,490	2,977
Welltower, Inc.	57,190	4,905
		9,882

Industrial/Office—25.1%
Industrial—17.0%
Duke Realty Corp.	93,746	6,153
Prologis, Inc.	69,452	11,693
Rexford Industrial Realty, Inc.	30,625	2,484
		20,330

Office—8.1%
Alexandria Real Estate Equities, Inc.	13,943	3,109
Boston Properties, Inc.	14,140	1,629
Cousins Properties, Inc.	78,262	3,152
Douglas Emmett, Inc.	53,440	1,790
		9,680

Total Industrial/Office		30,010

Lodging/Resorts—4.1%
Host Hotels & Resorts, Inc.(1)	142,044	2,470
RLJ Lodging Trust	70,685	985
Ryman Hospitality Properties, Inc.(1)	15,852	1,458
		4,913

Residential—26.6%
Apartments—15.9%
Apartment Income REIT Corp.	72,753	3,977
AvalonBay Communities, Inc.	23,079	5,829
Equity Residential	36,420	3,296
Mid-America Apartment Communities, Inc.	25,700	5,897
		18,999

Manufactured Homes—4.9%
Sun Communities, Inc.	27,841	5,846
Single Family Homes—5.8%
American Homes 4 Rent Class A	98,400	4,291
Invitation Homes, Inc.	58,350	2,646
		6,937

Total Residential		31,782

	Shares	Value

Retail—14.9%
Free Standing—3.3%
Spirit Realty Capital, Inc.	57,404	$ 2,766
STORE Capital Corp.	33,820	1,164
		3,930

Regional Malls—4.8%
Simon Property Group, Inc.	35,841	5,726
Shopping Centers—6.8%
Brixmor Property Group, Inc.	118,392	3,009
Kimco Realty Corp.	98,870	2,437
Regency Centers Corp.	36,300	2,735
		8,181

Total Retail		17,837

Self Storage—8.4%
CubeSmart	89,100	5,071
Extra Space Storage, Inc.	21,766	4,935
		10,006

Specialty—2.0%
SBA Communications, Corp. Class A	3,250	1,264
VICI Properties, Inc.	38,237	1,152
		2,416

Total Common Stocks (Identified Cost $66,329)		116,397

Total Long-Term Investments—97.4% (Identified Cost $66,329)		116,397

Short-Term Investment—2.6%
Money Market Mutual Fund—2.6%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)	3,112,472	3,112
Total Short-Term Investment (Identified Cost $3,112)		3,112

TOTAL INVESTMENTS—100.0% (Identified Cost $69,441)		$119,509
Other assets and liabilities, net—(0.0)%		(26)
NET ASSETS—100.0%		$119,483

Abbreviation:
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

Duff & Phelps Real Estate Securities Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
The following table summarizes the market value of the Series’ investments as of December 31, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$116,397	$116,397
Money Market Mutual Fund	3,112	3,112
Total Investments	$119,509	$119,509
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2021.
There were no transfers into or out of Level 3 related to securities held at December 31, 2021.
See Notes to Financial Statements

KAR Capital Growth Series
SCHEDULE OF INVESTMENTS
December 31, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—98.8%
Communication Services—11.5%
Meta Platforms, Inc. Class A(1)	54,788	$ 18,428
Netflix, Inc.(1)	18,140	10,928
Tencent Holdings Ltd. Unsponsored ADR	59,261	3,455
ZoomInfo Technologies, Inc. Class A(1)	54,419	3,494
		36,305

Consumer Discretionary—19.7%
Airbnb, Inc. Class A(1)	25,871	4,307
Alibaba Group Holding Ltd. Sponsored ADR(1)	24,590	2,921
Amazon.com, Inc.(1)	7,617	25,398
Home Depot, Inc. (The)	12,941	5,371
Marriott International, Inc. Class A(1)	24,775	4,094
MercadoLibre, Inc.(1)	4,920	6,634
NIKE, Inc. Class B	56,061	9,344
Ross Stores, Inc.	36,267	4,144
		62,213

Consumer Staples—5.1%
Estee Lauder Cos., Inc. (The) Class A	11,592	4,291
McCormick & Co., Inc. Non-voting Shares	28,910	2,793
Monster Beverage Corp.(1)	44,219	4,247
Procter & Gamble Co. (The)	30,170	4,935
		16,266

Financials—4.9%
Bank of America Corp.	149,263	6,640
CME Group, Inc. Class A	12,833	2,932
MarketAxess Holdings, Inc.	9,869	4,059
Progressive Corp. (The)	19,161	1,967
		15,598

Health Care—6.4%
Danaher Corp.	24,375	8,020
HealthEquity, Inc.(1)	27,770	1,229
Zoetis, Inc. Class A	44,545	10,870
		20,119

Industrials—7.3%
CoStar Group, Inc.(1)	70,030	5,534
Equifax, Inc.	13,012	3,810
Fair Isaac Corp.(1)	7,370	3,196
Roper Technologies, Inc.	11,418	5,616
Uber Technologies, Inc.(1)	119,412	5,007
		23,163

	Shares	Value

Information Technology—42.7%
Accenture plc Class A	16,514	$ 6,846
Amphenol Corp. Class A	102,133	8,932
Avalara, Inc.(1)	59,001	7,618
Bill.com Holdings, Inc.(1)	106,905	26,635
DocuSign, Inc.(1)	11,693	1,781
Duck Creek Technologies, Inc.(1)	152,246	4,584
MongoDB, Inc. Class A(1)	6,566	3,476
NVIDIA Corp.	97,277	28,610
Paycom Software, Inc.(1)	28,477	11,823
Snowflake, Inc. Class A(1)	14,873	5,038
Trade Desk, Inc. (The) Class A(1)	94,587	8,668
Visa, Inc. Class A	59,604	12,917
Workday, Inc. Class A(1)	29,287	8,001
		134,929

Materials—1.2%
Ecolab, Inc.	16,904	3,966
Total Common Stocks (Identified Cost $84,841)		312,559

Total Long-Term Investments—98.8% (Identified Cost $84,841)		312,559

Short-Term Investment—1.3%
Money Market Mutual Fund—1.3%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)	4,228,536	4,229
Total Short-Term Investment (Identified Cost $4,229)		4,229

TOTAL INVESTMENTS—100.1% (Identified Cost $89,070)		$316,788
Other assets and liabilities, net—(0.1)%		(456)
NET ASSETS—100.0%		$316,332

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

KAR Capital Growth Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
The following table summarizes the market value of the Series’ investments as of December 31, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$312,559	$312,559
Money Market Mutual Fund	4,229	4,229
Total Investments	$316,788	$316,788
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2021.
There were no transfers into or out of Level 3 related to securities held at December 31, 2021.
See Notes to Financial Statements

KAR Equity Income Series
SCHEDULE OF INVESTMENTS
December 31, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—99.1%
Communication Services—9.6%
Omnicom Group, Inc.	70,683	$ 5,179
Verizon Communications, Inc.	89,706	4,661
		9,840

Consumer Discretionary—4.8%
Home Depot, Inc. (The)	3,195	1,326
Leggett & Platt, Inc.	74,852	3,081
McDonald’s Corp.	2,020	541
		4,948

Consumer Staples—13.4%
Coca-Cola Co. (The)	48,085	2,847
Kellogg Co.	53,247	3,430
Kimberly-Clark Corp.	23,022	3,291
PepsiCo, Inc.	17,016	2,956
Procter & Gamble Co. (The)	7,373	1,206
		13,730

Financials—16.0%
Bank of Hawaii Corp.	47,869	4,010
PNC Financial Services Group, Inc. (The)	28,368	5,688
U.S. Bancorp	43,861	2,464
Zurich Insurance Group AG ADR	96,543	4,248
		16,410

Health Care—12.0%
Johnson & Johnson	5,865	1,003
Merck & Co., Inc.	28,711	2,201
Patterson Cos., Inc.	127,823	3,752
Pfizer, Inc.	90,179	5,325
		12,281

Industrials—13.0%
BAE Systems plc Sponsored ADR	116,936	3,483
MSC Industrial Direct Co., Inc. Class A	49,053	4,123
Snap-on, Inc.	4,472	963
Watsco, Inc.	15,261	4,775
		13,344

Information Technology—10.7%
Cisco Systems, Inc.	70,164	4,446
International Business Machines Corp.	31,099	4,157
Paychex, Inc.	17,688	2,414
		11,017

Materials—8.8%
Amcor plc	334,841	4,021
Eastman Chemical Co.	27,557	3,332
Sonoco Products Co.	29,553	1,711
		9,064

	Shares	Value

Real Estate—1.8%
Crown Castle International Corp.	8,854	$ 1,848
Utilities—9.0%
Fortis, Inc.	56,346	2,720
NextEra Energy, Inc.	18,416	1,719
Southern Co. (The)	47,601	3,265
WEC Energy Group, Inc.	15,189	1,474
		9,178

Total Common Stocks (Identified Cost $83,101)		101,660

Total Long-Term Investments—99.1% (Identified Cost $83,101)		101,660

Short-Term Investment—0.7%
Money Market Mutual Fund—0.7%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(1)	752,805	753
Total Short-Term Investment (Identified Cost $753)		753

TOTAL INVESTMENTS—99.8% (Identified Cost $83,854)		$102,413
Other assets and liabilities, net—0.2%		178
NET ASSETS—100.0%		$102,591

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	86%
Switzerland	8
United Kingdom	3
Canada	3
Total	100%
† % of total investments as of December 31, 2021.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

KAR Equity Income Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
The following table summarizes the market value of the Series’ investments as of December 31, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$101,660	$101,660
Money Market Mutual Fund	753	753
Total Investments	$102,413	$102,413
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2021.
There were no transfers into or out of Level 3 related to securities held at December 31, 2021.
See Notes to Financial Statements

KAR Small-Cap Growth Series
SCHEDULE OF INVESTMENTS
December 31, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—96.2%
Communication Services—15.1%
Auto Trader Group plc	767,000	$ 7,682
Autohome, Inc. ADR	94,050	2,773
MediaAlpha, Inc. Class A(1)	83,679	1,292
Rightmove plc	710,930	7,650
		19,397

Consumer Discretionary—13.8%
Dream Finders Homes, Inc. Class A(1)	24,093	469
Fox Factory Holding Corp.(1)	71,055	12,086
Ollie’s Bargain Outlet Holdings, Inc.(1)	84,139	4,307
Olo, Inc. Class A(1)	36,954	769
		17,631

Consumer Staples—3.6%
Chefs’ Warehouse, Inc. (The)(1)	55,660	1,853
Grocery Outlet Holding Corp.(1)	62,418	1,765
PriceSmart, Inc.	13,500	988
		4,606

Financials—25.1%
FactSet Research Systems, Inc.	7,779	3,781
Goosehead Insurance, Inc. Class A	15,960	2,076
Interactive Brokers Group, Inc. Class A	60,173	4,779
MarketAxess Holdings, Inc.	6,863	2,823
Morningstar, Inc.	18,460	6,313
Oportun Financial Corp.(1)	45,880	929
Ryan Specialty Group Holdings, Inc. Class A(1)	191,184	7,714
ServisFirst Bancshares, Inc.	45,413	3,857
		32,272

Health Care—4.2%
Mesa Laboratories, Inc.	4,735	1,554
National Research Corp.	41,452	1,721
U.S. Physical Therapy, Inc.	22,500	2,150
		5,425

Industrials—8.4%
AAON, Inc.	66,200	5,259
HEICO Corp. Class A	28,270	3,633
Omega Flex, Inc.	14,795	1,878
		10,770

	Shares	Value

Information Technology—26.0%
Aspen Technology, Inc.(1)	29,114	$ 4,431
Avalara, Inc.(1)	26,540	3,427
Bill.com Holdings, Inc.(1)	39,235	9,775
Blackline, Inc.(1)	47,790	4,948
Duck Creek Technologies, Inc.(1)	151,527	4,563
nCino, Inc.(1)	49,956	2,741
NVE Corp.	8,850	604
SPS Commerce, Inc.(1)	20,422	2,907
		33,396

Total Common Stocks (Identified Cost $54,043)		123,497

Total Long-Term Investments—96.2% (Identified Cost $54,043)		123,497

Short-Term Investment—3.4%
Money Market Mutual Fund—3.4%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)	4,403,546	4,404
Total Short-Term Investment (Identified Cost $4,404)		4,404

TOTAL INVESTMENTS—99.6% (Identified Cost $58,447)		$127,901
Other assets and liabilities, net—0.4%		556
NET ASSETS—100.0%		$128,457

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	86%
United Kingdom	12
China	2
Total	100%
† % of total investments as of December 31, 2021.
The following table summarizes the market value of the Series’ investments as of December 31, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$123,497	$123,497
Money Market Mutual Fund	4,404	4,404
Total Investments	$127,901	$127,901
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2021.
There were no transfers into or out of Level 3 related to securities held at December 31, 2021.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

KAR Small-Cap Value Series
SCHEDULE OF INVESTMENTS
December 31, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—98.4%
Consumer Discretionary—21.9%
Cheesecake Factory, Inc. (The)(1)	72,030	$ 2,820
Latham Group, Inc.(1)	113,008	2,829
Leslie’s, Inc.(1)	152,853	3,616
SiteOne Landscape Supply, Inc.(1)	18,181	4,405
Terminix Global Holdings, Inc.(1)	63,998	2,895
Thor Industries, Inc.	33,483	3,474
		20,039

Consumer Staples—5.0%
National Beverage Corp.	51,988	2,357
WD-40 Co.	8,950	2,189
		4,546

Financials—17.6%
Bank of Hawaii Corp.	34,942	2,927
First Financial Bankshares, Inc.	29,112	1,480
Houlihan Lokey, Inc. Class A	36,293	3,757
Lakeland Financial Corp.	11,315	907
Primerica, Inc.	14,970	2,294
RLI Corp.	21,160	2,372
Stock Yards Bancorp, Inc.	37,486	2,395
		16,132

Health Care—1.1%
Anika Therapeutics, Inc.(1)	29,150	1,045
Industrials—28.8%
Albany International Corp. Class A	32,589	2,882
Armstrong World Industries, Inc.	28,547	3,315
Construction Partners, Inc. Class A(1)	49,500	1,456
Graco, Inc.	39,240	3,163
John Bean Technologies Corp.	15,473	2,376
Landstar System, Inc.	15,990	2,863
RBC Bearings, Inc.(1)	15,870	3,205
UniFirst Corp.	14,215	2,991
Watsco, Inc.	13,400	4,193
		26,444

	Shares	Value

Information Technology—14.9%
American Software, Inc. Class A	62,000	$ 1,623
Azenta, Inc.	51,009	5,259
Badger Meter, Inc.	12,552	1,338
EVERTEC, Inc.	81,043	4,050
Jack Henry & Associates, Inc.	8,540	1,426
		13,696

Materials—4.8%
Scotts Miracle-Gro Co. (The)	27,307	4,396
Real Estate—4.3%
MGM Growth Properties LLC Class A	96,840	3,956
Total Common Stocks (Identified Cost $45,416)		90,254

Total Long-Term Investments—98.4% (Identified Cost $45,416)		90,254

Short-Term Investment—1.7%
Money Market Mutual Fund—1.7%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)	1,535,806	1,536
Total Short-Term Investment (Identified Cost $1,536)		1,536

TOTAL INVESTMENTS—100.1% (Identified Cost $46,952)		$91,790
Other assets and liabilities, net—(0.1)%		(92)
NET ASSETS—100.0%		$91,698

Abbreviation:
LLC	Limited Liability Company

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
The following table summarizes the market value of the Series’ investments as of December 31, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$90,254	$90,254
Money Market Mutual Fund	1,536	1,536
Total Investments	$91,790	$91,790
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2021.
There were no transfers into or out of Level 3 related to securities held at December 31, 2021.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS
December 31, 2021
($ reported in thousands)

	Par Value	Value
U.S. Government Securities—4.1%
U.S. Treasury Bonds
2.875%, 5/15/49	$ 200	$ 241
1.875%, 11/15/51	575	570
U.S. Treasury Notes
0.125%, 5/31/22	870	870
0.250%, 5/31/25	725	705
0.875%, 6/30/26	1,155	1,137
0.375%, 9/30/27	1,160	1,098
Total U.S. Government Securities (Identified Cost $4,721)		4,621

Municipal Bonds—0.6%
Illinois—0.0%
Sales Tax Securitization Corp. Series B, Second Lien, Taxable (BAM Insured) 3.411%, 1/1/43	40	43
Virginia—0.6%
Tobacco Settlement Financing Corp. Revenue Taxable Series A-1, Taxable 6.706%, 6/1/46	610	641
Total Municipal Bonds (Identified Cost $647)		684

Foreign Government Securities—6.2%
Bolivarian Republic of Venezuela
9.375%, 1/13/34(1)	295	18
RegS 7.650%, 4/21/25(1)(2)	825	49
Dominican Republic
144A 5.950%, 1/25/27(3)	100	111
144A 4.500%, 1/30/30(3)	315	320
Emirate of Dubai Government International Bonds RegS 5.250%, 1/30/43(2)	400	461
Kingdom of Saudi Arabia
144A 3.625%, 3/4/28(3)	210	229
144A 4.500%, 10/26/46(3)	305	357
Oman Government International Bond 144A 7.375%, 10/28/32(3)	410	478
Republic of Angola 144A 8.250%, 5/9/28(3)	200	201
Republic of Argentina 2.500%, 7/9/41(4)	805	284
Republic of Colombia
3.125%, 4/15/31	210	188
4.125%, 5/15/51	220	179
Republic of Cote d’Ivoire 144A 6.375%, 3/3/28(3)	200	217
Republic of Ecuador
144A 5.000%, 7/31/30(3)(4)	65	54
144A 1.000%, 7/31/35(3)(4)	85	56
	Par Value	Value

Foreign Government Securities—continued
Republic of Egypt 144A 7.600%, 3/1/29(3)	$ 200	$ 198
Republic of Ghana 144A 8.125%, 3/26/32(3)	200	163
Republic of Guatemala 144A 3.700%, 10/7/33(3)	200	197
Republic of Indonesia
2.850%, 2/14/30	650	677
144A 4.350%, 1/8/27(3)	240	267
Republic of Kenya 144A 8.000%, 5/22/32(3)	200	218
Republic of Pakistan 144A 8.250%, 9/30/25(3)	200	216
Republic of Panama 4.300%, 4/29/53	355	381
Republic of Philippines 3.700%, 3/1/41	200	218
Republic of Turkey 5.875%, 6/26/31	205	182
State of Israel 2.750%, 7/3/30	345	367
State of Qatar 144A 4.400%, 4/16/50(3)	200	248
Ukraine Government 144A 6.876%, 5/21/29(3)	200	177
United Mexican States 4.500%, 1/31/50	340	360
Total Foreign Government Securities (Identified Cost $8,016)		7,071

Mortgage-Backed Securities—14.7%
Non-Agency—14.7%
Aligned Data Centers Issuer LLC 2021-1A, A2 144A 1.937%, 8/15/46(3)	285	281
American Homes 4 Rent Trust
2014-SFR2, C 144A 4.705%, 10/17/36(3)	435	457
2015-SFR1, A 144A 3.467%, 4/17/52(3)	298	312
2015-SFR2, C 144A 4.691%, 10/17/52(3)	340	364
Angel Oak SB Commercial Mortgage Trust 2020-SBC1, A1 144A 2.068%, 5/25/50(3)(4)	230	229
Arroyo Mortgage Trust
2019-1, A1 144A 3.805%, 1/25/49(3)(4)	65	66
2019-2, A1 144A 3.347%, 4/25/49(3)(4)	74	75
Banc of America Funding Trust 2005-1, 1A1 5.500%, 2/25/35	38	39
Bayview Opportunity Master Fund IVa Trust 2016-SPL1, B1 144A 4.250%, 4/28/55(3)	275	279
Bayview Opportunity Master Fund IVb Trust 2016-SPL2, B1 144A 4.250%, 6/28/53(3)(4)	130	133
BRAVO Residential Funding Trust 2021-A, A1 144A 1.991%, 1/25/24(3)(4)	116	115
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
BX Trust 2019-OC11, D 144A 4.075%, 12/9/41(3)(4)	$ 295	$ 304
Cascade MH Asset Trust 2021-MH1, A1 144A 1.753%, 2/25/46(3)	308	302
CF Hippolyta LLC 2020-1, A1 144A 1.690%, 7/15/60(3)	207	205
CIM Trust 2021-NR4, A1 144A 2.816%, 10/25/61(3)(4)(5)	209	208
Citigroup Mortgage Loan Trust, Inc.
2019-IMC1, A1 144A 2.720%, 7/25/49(3)(4)	60	60
2015-A, A1 144A 3.500%, 6/25/58(3)(4)	3	3
COLT Trust 2020-RPL1, A1 144A 1.390%, 1/25/65(3)(4)	179	177
CoreVest American Finance Issuer LLC 2021-RTL1, A1 144A 2.239%, 3/28/29(3)(4)	115	113
CoreVest American Finance Trust 2020-4, A 144A 1.174%, 12/15/52(3)	217	211
Credit Suisse Mortgage Capital Trust
2014-IVR2, A2 144A 3.805%, 4/25/44(3)(4)	29	29
2020-RPL4, A1 144A 2.000%, 1/25/60(3)(4)	272	273
Dominion Mortgage Trust 2021-RTL1, A1 144A 2.487%, 7/25/27(3)(4)	345	341
Ellington Financial Mortgage Trust
2019-2, A3 144A 3.046%, 11/25/59(3)(4)	42	42
2021-2, A3 144A 1.291%, 6/25/66(3)(4)	264	259
FirstKey Homes Trust
2020-SFR1, B 144A 1.740%, 8/17/37(3)	200	197
2020-SFR2, B 144A 1.567%, 10/19/37(3)	335	327
Galton Funding Mortgage Trust
2017-1, A21 144A 3.500%, 7/25/56(3)(4)	23	24
2018-1, A23 144A 3.500%, 11/25/57(3)(4)	39	39
2019-H1, A1 144A 2.657%, 10/25/59(3)(4)	1	1
2020-H1, A1 144A 2.310%, 1/25/60(3)(4)	40	40
Home Partners of America Trust 2020-2, A 144A 1.532%, 1/17/41(3)	191	185
JPMorgan Chase Mortgage Trust
2014-2, 2A2 144A 3.500%, 6/25/29(3)(4)	46	46
2014-1, 2A12 144A 3.500%, 1/25/44(3)(4)	48	48
2016-SH1, M2 144A 3.750%, 4/25/45(3)(4)	130	131
2016-SH2, M2 144A 3.750%, 12/25/45(3)(4)	174	176
Mello Warehouse Securitization Trust 2021-2, C (1 month LIBOR + 1.100%, Cap N/A, Floor 1.100%) 144A 1.202%, 4/25/55(3)(4)	160	159
MetLife Securitization Trust
2017-1A, M1 144A 3.480%, 4/25/55(3)(4)	150	154
	Par Value	Value

Non-Agency—continued
2019-1A, A1A 144A 3.750%, 4/25/58(3)(4)	$ 144	$ 147
Mill City Mortgage Loan Trust
2017-1, M2 144A 3.250%, 11/25/58(3)(4)	100	103
2019-1, M2 144A 3.500%, 10/25/69(3)(4)	165	173
Morgan Stanley - Bank of America (Merrill Lynch) Trust 2013-C13, AS 4.266%, 11/15/46	125	130
New Residential Mortgage Loan Trust
2014-1A, A 144A 3.750%, 1/25/54(3)(4)	107	112
2015-2A, A1 144A 3.750%, 8/25/55(3)(4)	84	88
2016-1A, A1 144A 3.750%, 3/25/56(3)(4)	73	76
2016-3A, B1 144A 4.000%, 9/25/56(3)(4)	281	296
2016-4A, B1A 144A 4.500%, 11/25/56(3)(4)	250	268
2017-2A, A3 144A 4.000%, 3/25/57(3)(4)	71	75
2021-NQ2R, A1 144A 0.941%, 10/25/58(3)(4)	106	106
2018-1A, A1A 144A 4.000%, 12/25/57(3)(4)	150	158
NewRez Warehouse Securitization Trust 2021-1, C (1 month LIBOR + 1.050%, Cap N/A, Floor 1.050%) 144A 1.152%, 5/25/55(3)(4)	160	159
NLT Trust 2021-INV2, A1 144A 1.162%, 8/25/56(3)(4)	201	197
OBX Trust
2019-INV1, A3 144A 4.500%, 11/25/48(3)(4)	48	49
2021-NQM3, A1 144A 1.054%, 7/25/61(3)(4)	211	208
Palisades Mortgage Loan Trust 2021-RTL1, A1 144A 2.857%, 6/25/26(3)(4)(5)	140	140
Preston Ridge Partners Mortgage LLC
2020-6, A1 144A 2.363%, 11/25/25(3)(4)	338	337
2021-2, A1 144A 2.115%, 3/25/26(3)(4)	96	95
2021-3, A1 144A 1.867%, 4/25/26(3)(4)	203	202
2021-9, A1 144A 2.363%, 10/25/26(3)(4)	162	161
2021-RPL1, A1 144A 1.319%, 7/25/51(3)(4)	88	87
Progress Residential Trust
2021-SFR3, D 144A 2.288%, 5/17/26(3)	115	113
2019-SFR2, A 144A 3.147%, 5/17/36(3)	248	249
2021-SFR6, C 144A 1.855%, 7/17/38(3)	175	171
Provident Funding Mortgage Trust 2019-1, A2 144A 3.000%, 12/25/49(3)(4)	117	117
RCO VII Mortgage LLC 2021-2, A1 144A 2.116%, 9/25/26(3)(4)	169	168
Residential Asset Mortgage Products Trust 2004-SL1, A8 6.500%, 11/25/31	11	11
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
Residential Mortgage Loan Trust 2019-2, A1 144A 2.913%, 5/25/59(3)(4)	$ 84	$ 85
Roc Mortgage Trust 2021-RTL1, A1 144A 2.487%, 8/25/26(3)(4)	345	341
Sequoia Mortgage Trust 2013-8, B1 3.500%, 6/25/43(4)	60	61
SG Residential Mortgage Trust 2019-3, A1 144A 2.703%, 9/25/59(3)(4)	79	78
Starwood Mortgage Residential Trust
2021-3, A3 144A 1.518%, 6/25/56(3)(4)	82	81
2020-2, A1 144A 2.718%, 4/25/60(3)(4)	48	48
Sutherland Commercial Mortgage Loans 2017-SBC6, A 144A 3.192%, 5/25/37(3)(4)	8	7
Towd Point Mortgage Trust
2016-1, M1 144A 3.500%, 2/25/55(3)(4)	135	138
2016-4, B1 144A 3.820%, 7/25/56(3)(4)	300	316
2017-4, A2 144A 3.000%, 6/25/57(3)(4)	300	308
2018-6, A2 144A 3.750%, 3/25/58(3)(4)	710	743
2019-2, A2 144A 3.750%, 12/25/58(3)(4)	290	304
2019-4, A2 144A 3.250%, 10/25/59(3)(4)	215	224
2020-1, M1 144A 3.500%, 1/25/60(3)(4)	110	113
2015-2, 1M1 144A 3.250%, 11/25/60(3)(4)	315	318
2021-1, A2 144A 2.750%, 11/25/61(3)(4)	230	237
2017-1, M1 144A 3.750%, 10/25/56(3)(4)	135	140
Tricon American Homes Trust
2019-SFR1, C 144A 3.149%, 3/17/38(3)	235	240
2020-SFR2, D 144A 2.281%, 11/17/39(3)	225	218
Tricon Residential Trust 2021-SFR1, B 144A 2.244%, 7/17/38(3)	160	158
TVC Mortgage Trust 2020-RTL1, A1 144A 3.474%, 9/25/24(3)	240	241
VCAT LLC
2021-NPL1, A2 144A 4.826%, 12/26/50(3)(4)	165	163
2021-NPL3, A1 144A 1.743%, 5/25/51(3)(4)	193	191
2021-NPL4, A1 144A 1.868%, 8/25/51(3)(4)	311	306
Vericrest Opportunity Loan Trust C LLC 2021-NPL9, A1 144A 1.992%, 5/25/51(3)(4)	119	118
Vericrest Opportunity Loan Trust CVI LLC 2021-NP12, A1 144A 2.734%, 12/26/51(3)(4)(5)	140	140
Vericrest Opportunity Loan Trust XCII LLC 2021-NPL1, A1 144A 1.893%, 2/27/51(3)(4)	236	234
	Par Value	Value

Non-Agency—continued
Verus Securitization Trust 2019-4, M1 144A 3.207%, 11/25/59(3)(4)	$ 110	$ 111
Visio Trust 2020-1R, A2 144A 1.567%, 11/25/55(3)	93	93
Wells Fargo Commercial Mortgage Trust 2014-C24, AS 3.931%, 11/15/47	140	146
Wells Fargo Mortgage Backed Securities Trust 2020-4, A1 144A 3.000%, 7/25/50(3)(4)	68	69
ZH Trust 2021-1, A 144A 2.253%, 2/18/27(3)(5)	100	99
Total Mortgage-Backed Securities (Identified Cost $16,692)		16,669

Asset-Backed Securities—13.2%
Automobiles—7.5%
ACC Auto Trust 2021-A, C 144A 3.790%, 4/15/27(3)	365	362
ACC Trust 2021-1, C 144A 2.080%, 12/20/24(3)	290	288
American Credit Acceptance Receivables Trust 2020-4, D 144A 1.770%, 12/14/26(3)	285	286
AmeriCredit Automobile Receivables Trust
2018-1, D 3.820%, 3/18/24	295	302
2020-3, C 1.060%, 8/18/26	230	229
Avid Automobile Receivables Trust
2019-1, C 144A 3.140%, 7/15/26(3)	355	361
2019-1, D 144A 4.030%, 7/15/26(3)	520	532
2021-1, E 144A 3.390%, 4/17/28(3)	115	114
Avis Budget Rental Car Funding LLC (AESOP) 2020-2A, A 144A 2.020%, 2/20/27(3)	285	288
CPS Auto Receivables Trust 2018-C, D 144A 4.400%, 6/17/24(3)	234	237
Exeter Automobile Receivables Trust
2019-2A, E 144A 4.680%, 5/15/26(3)	325	339
2019-3A, C 144A 2.790%, 5/15/24(3)	163	163
2018-4A, D 144A 4.350%, 9/16/24(3)	304	311
2019-1A, D 144A 4.130%, 12/16/24(3)	348	355
Flagship Credit Auto Trust 2020-3, C 144A 1.730%, 9/15/26(3)	285	286
Foursight Capital Automobile Receivables Trust
2019-1, E 144A 4.300%, 9/15/25(3)	285	293
2021-2, C 144A 1.570%, 7/15/27(3)	230	226
GLS Auto Receivables Issuer Trust
2019-4A, B 144A 2.780%, 9/16/24(3)	425	428
2019-4A, D 144A 4.090%, 8/17/26(3)	265	272
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Automobiles—continued
2020-3A, D 144A 2.270%, 5/15/26(3)	$ 285	$ 288
GLS Auto Receivables Trust
2018-1A, B 144A 3.520%, 8/15/23(3)	37	37
2018-3A, C 144A 4.180%, 7/15/24(3)	435	442
Hertz Vehicle Financing III LP 2021-2A, A 144A 1.680%, 12/27/27(3)	290	286
Hertz Vehicle Financing LLC 2021-1A, A 144A 1.210%, 12/26/25(3)	290	287
LAD Auto Receivables Trust 2021-1A, D 144A 3.990%, 11/15/29(3)	273	273
Prestige Auto Receivables Trust 2019-1A, D 144A 3.010%, 8/15/25(3)	295	299
United Auto Credit Securitization Trust 2019-1, E 144A 4.290%, 8/12/24(3)	295	296
USASF Receivables LLC 2020-1A, B 144A 3.220%, 5/15/24(3)	345	348
Veros Automobile Receivables Trust 2020-1, B 144A 2.190%, 6/16/25(3)	290	291
		8,519

Consumer Loans—1.7%
Aqua Finance Trust 2019-A, C 144A 4.010%, 7/16/40(3)	355	363
Lendmark Funding Trust 2021-1A, A 144A 1.900%, 11/20/31(3)	290	287
Mariner Finance Issuance Trust 2020-AA, A 144A 2.190%, 8/21/34(3)	285	287
Marlette Funding Trust 2019-4A, A 144A 2.390%, 12/17/29(3)	9	9
OneMain Financial Issuance Trust 2018-1A, A 144A 3.300%, 3/14/29(3)	93	94
Oportun Issuance Trust 2021-C, A 144A 2.180%, 10/8/31(3)	290	288
Purchasing Power Funding LLC 2021-A, B 144A 1.920%, 10/15/25(3)	345	343
Republic Finance Issuance Trust 2020-A, A 144A 2.470%, 11/20/30(3)	225	228
		1,899

Credit Card—0.8%
Avant Credit Card Master Trust 2021-1A, A 144A 1.370%, 4/15/27(3)	290	286
Mercury Financial Credit Card Master Trust 2021-1A, A 144A 1.540%, 3/20/26(3)	285	285
Mission Lane Credit Card Master Trust 2021-A, A 144A 1.590%, 9/15/26(3)	360	357
		928

Equipment—0.6%
Amur Equipment Finance Receivables IX LLC 2021-1A, C 144A 1.750%, 6/21/27(3)	345	341
NMEF Funding LLC
2019-A, A 144A 2.730%, 8/17/26(3)	9	9
	Par Value	Value

Equipment—continued
2019-A, C 144A 3.300%, 8/17/26(3)	$ 240	$ 243
		593

Other—2.6%
Arby’s Funding LLC 2020-1A, A2 144A 3.237%, 7/30/50(3)	277	282
Business Jet Securities LLC
2019-1, A 144A 4.212%, 7/15/34(3)	80	81
2020-1A, A 144A 2.981%, 11/15/35(3)	142	142
BXG Receivables Note Trust 2020-A, B 144A 2.490%, 2/28/36(3)	196	197
Cajun Global LLC 2021-1, A2 144A 3.931%, 11/20/51(3)	350	348
Conn’s Receivables Funding LLC 2020-A, B 144A 4.270%, 6/16/25(3)	78	78
Diamond Resorts Owner Trust
2017-1A, A 144A 3.270%, 10/22/29(3)	55	55
2021-1A, B 144A 2.050%, 11/21/33(3)	161	160
FAT Brands Royalty LLC 2021-1A, A2 144A 4.750%, 4/25/51(3)	290	288
Foundation Finance Trust 2021-1A, A 144A 1.270%, 5/15/41(3)	218	214
Hardee’s Funding LLC 2020-1A, A2 144A 3.981%, 12/20/50(3)	282	295
HIN Timeshare Trust 2020-A, C 144A 3.420%, 10/9/39(3)	217	221
Jersey Mike’s Funding 2019-1A, A2 144A 4.433%, 2/15/50(3)	215	226
Octane Receivables Trust 2020-1A, B 144A 1.980%, 6/20/25(3)	335	337
Small Business Lending Trust 2020-A, A 144A 2.620%, 12/15/26(3)	11	11
		2,935

Student Loan—0.0%
SoFi Professional Loan Program LLC 2016-A, A2 144A 2.760%, 12/26/36(3)	26	26
Total Asset-Backed Securities (Identified Cost $14,830)		14,900

Corporate Bonds and Notes—41.7%
Communication Services—3.2%
Altice France Holding S.A. 144A 6.000%, 2/15/28(3)	250	239
Cable Onda S.A. 144A 4.500%, 1/30/30(3)	240	246
Cars.com, Inc. 144A 6.375%, 11/1/28(3)	120	128
CCO Holdings LLC 144A 4.750%, 3/1/30(3)	175	182
Clear Channel Outdoor Holdings, Inc. 144A 7.750%, 4/15/28(3)	5	5
Clear Channel Worldwide Holdings, Inc. 144A 5.125%, 8/15/27(3)	80	83
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Communication Services—continued
CommScope, Inc.
144A 7.125%, 7/1/28(3)	$ 115	$ 113
144A 4.750%, 9/1/29(3)	70	70
CSC Holdings LLC 144A 4.625%, 12/1/30(3)	200	189
Directv Financing LLC 144A 5.875%, 8/15/27(3)	40	41
Frontier Communications Holdings LLC 144A 6.750%, 5/1/29(3)	160	166
iHeartCommunications, Inc. 8.375%, 5/1/27	106	112
Level 3 Financing, Inc.
144A 4.250%, 7/1/28(3)	145	144
144A 3.625%, 1/15/29(3)	55	52
Live Nation Entertainment, Inc. 144A 4.750%, 10/15/27(3)	175	180
McGraw-Hill Education, Inc. 144A 8.000%, 8/1/29(3)	125	124
Millennium Escrow Corp. 144A 6.625%, 8/1/26(3)	105	105
Nexstar Media, Inc. 144A 4.750%, 11/1/28(3)	115	117
Northwest Fiber LLC
144A 4.750%, 4/30/27(3)	25	25
144A 6.000%, 2/15/28(3)(6)	10	10
144A 10.750%, 6/1/28(3)	105	114
Radiate Holdco LLC 144A 6.500%, 9/15/28(3)	110	110
ROBLOX Corp. 144A 3.875%, 5/1/30(3)	35	36
Sprint Spectrum Co. LLC 144A 5.152%, 3/20/28(3)	200	220
Telesat Canada 144A 6.500%, 10/15/27(3)	75	58
T-Mobile USA, Inc. 3.875%, 4/15/30	285	312
TripAdvisor, Inc. 144A 7.000%, 7/15/25(3)	105	111
Twitter, Inc. 144A 3.875%, 12/15/27(3)	260	271
		3,563

Consumer Discretionary—3.9%
Adtalem Global Education, Inc. 144A 5.500%, 3/1/28(3)	120	117
At Home Group, Inc.
144A 4.875%, 7/15/28(3)	30	30
144A 7.125%, 7/15/29(3)	185	182
Brunswick Corp. 2.400%, 8/18/31	210	201
Caesars Entertainment, Inc.
144A 6.250%, 7/1/25(3)	55	58
144A 8.125%, 7/1/27(3)	40	44
144A 4.625%, 10/15/29(3)	70	70
Carnival Corp. 144A 7.625%, 3/1/26(3)	215	225
Carriage Services, Inc. 144A 4.250%, 5/15/29(3)	110	109
Carvana Co.
144A 5.625%, 10/1/25(3)	90	90
144A 5.875%, 10/1/28(3)	90	90
	Par Value	Value

Consumer Discretionary—continued
Clarios Global LP 144A 8.500%, 5/15/27(3)	$ 90	$ 95
Cooper-Standard Automotive, Inc. 144A 13.000%, 6/1/24(3)	110	119
Dornoch Debt Merger Sub, Inc. 144A 6.625%, 10/15/29(3)	95	94
Ford Motor Co.
3.250%, 2/12/32	63	64
4.750%, 1/15/43	55	61
Gap, Inc. (The) 144A 3.875%, 10/1/31(3)	130	128
Golden Nugget, Inc. 144A 8.750%, 10/1/25(3)	130	135
Hilton Grand Vacations Borrower Escrow LLC 144A 5.000%, 6/1/29(3)	115	118
M/I Homes, Inc. 4.950%, 2/1/28	160	166
Mclaren Finance plc 144A 7.500%, 8/1/26(3)	200	202
Metis Merger Sub LLC 144A 6.500%, 5/15/29(3)	75	74
MGM Growth Properties Operating Partnership LP
5.750%, 2/1/27	85	96
144A 4.625%, 6/15/25(3)	25	27
Michaels Cos., Inc. (The) 144A 7.875%, 5/1/29(3)	40	39
Mohegan Gaming & Entertainment 144A 8.000%, 2/1/26(3)	115	121
NMG Holding Co., Inc. 144A 7.125%, 4/1/26(3)	160	170
Premier Entertainment Sub LLC 144A 5.625%, 9/1/29(3)	185	184
PulteGroup, Inc.
7.875%, 6/15/32	135	192
6.375%, 5/15/33	140	182
Royal Caribbean Cruises Ltd.
144A 4.250%, 7/1/26(3)	5	5
144A 5.500%, 8/31/26(3)	55	56
144A 5.500%, 4/1/28(3)	15	15
Scientific Games International, Inc.
144A 8.250%, 3/15/26(3)	80	84
144A 7.000%, 5/15/28(3)	40	43
SeaWorld Parks & Entertainment, Inc. 144A 5.250%, 8/15/29(3)	110	112
Station Casinos LLC 144A 4.500%, 2/15/28(3)	135	136
Tenneco, Inc. 144A 5.125%, 4/15/29(3)	150	147
Under Armour, Inc. 3.250%, 6/15/26	170	175
Weekley Homes LLC 144A 4.875%, 9/15/28(3)	105	108
		4,364

Consumer Staples—0.9%
Anheuser-Busch InBev Worldwide, Inc. 4.750%, 1/23/29	265	308
BAT Capital Corp. 4.906%, 4/2/30	300	337
Triton Water Holdings, Inc. 144A 6.250%, 4/1/29(3)	45	43
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Consumer Staples—continued
Turning Point Brands, Inc. 144A 5.625%, 2/15/26(3)	$ 225	$ 226
Vector Group Ltd. 144A 5.750%, 2/1/29(3)	110	107
		1,021

Energy—7.6%
Alliance Resource Operating Partners LP 144A 7.500%, 5/1/25(3)	225	228
Antero Midstream Partners LP 144A 5.750%, 1/15/28(3)	105	110
Antero Resources Corp.
144A 8.375%, 7/15/26(3)	40	46
144A 7.625%, 2/1/29(3)	34	38
144A 5.375%, 3/1/30(3)	35	37
Ascent Resources Utica Holdings LLC 144A 8.250%, 12/31/28(3)	155	162
BP Capital Markets plc 4.875% (7)	275	297
Callon Petroleum Co.
6.125%, 10/1/24	101	99
144A 8.000%, 8/1/28(3)(6)	5	5
Cheniere Energy, Inc. 4.625%, 10/15/28	65	69
Chesapeake Energy Corp. 144A 5.875%, 2/1/29(3)	25	27
Citgo Petroleum Corp. 144A 7.000%, 6/15/25(3)	110	113
Coronado Finance Pty Ltd. 144A 10.750%, 5/15/26(3)	103	111
CrownRock LP
144A 5.625%, 10/15/25(3)	135	138
144A 5.000%, 5/1/29(3)	90	93
CSI Compressco LP 144A 7.500%, 4/1/25(3)	130	131
DCP Midstream Operating LP 3.250%, 2/15/32	100	101
DT Midstream, Inc. 144A 4.125%, 6/15/29(3)	115	118
Ecopetrol S.A. 4.625%, 11/2/31	305	297
Energy Transfer LP
4.200%, 4/15/27	345	374
Series H 6.500%(7)	115	117
EQM Midstream Partners LP
144A 6.000%, 7/1/25(3)	45	49
144A 6.500%, 7/1/27(3)	50	56
Hilcorp Energy I LP
144A 5.750%, 2/1/29(3)	165	170
144A 6.000%, 2/1/31(3)	100	103
HollyFrontier Corp. 5.875%, 4/1/26	245	275
Kinder Morgan, Inc. 7.750%, 1/15/32	225	316
Kosmos Energy Ltd. 144A 7.500%, 3/1/28(3)	200	188
Lundin Energy Finance B.V. 144A 2.000%, 7/15/26(3)	235	233
Magnolia Oil & Gas Operating LLC 144A 6.000%, 8/1/26(3)	115	118
	Par Value	Value

Energy—continued
Mesquite Energy, Inc. 144A 7.250%, 2/15/23(3)	$ 120	$ 4
Nabors Industries Ltd. 144A 7.250%, 1/15/26(3)	65	60
Nabors Industries, Inc. 144A 7.375%, 5/15/27(3)	20	21
Northriver Midstream Finance LP 144A 5.625%, 2/15/26(3)	120	125
Occidental Petroleum Corp.
5.500%, 12/1/25	5	6
3.500%, 8/15/29	55	57
6.625%, 9/1/30	115	142
6.125%, 1/1/31	220	267
Odebrecht Oil & Gas Finance Ltd. 144A 0.000% (3)(5)(7)	60	—(8)
Parsley Energy LLC 144A 4.125%, 2/15/28(3)	110	111
Patterson-UTI Energy, Inc. 5.150%, 11/15/29	180	183
Petrobras Global Finance B.V. 5.999%, 1/27/28	50	55
Petroleos de Venezuela S.A. 144A 6.000%, 5/16/24(1)(3)	650	25
Petroleos Mexicanos
6.500%, 3/13/27	605	565
5.950%, 1/28/31	365	355
7.690%, 1/23/50	215	207
6.375%, 1/23/45	225	195
6.350%, 2/12/48	365	312
Petronas Capital Ltd. 144A 3.500%, 4/21/30(3)	220	238
Plains All American Pipeline LP 3.800%, 9/15/30	270	282
Rockcliff Energy II LLC 144A 5.500%, 10/15/29(3)	5	5
Sabine Pass Liquefaction LLC 4.200%, 3/15/28	175	192
Saudi Arabian Oil Co. 144A 2.250%, 11/24/30(3)	235	229
Southwestern Energy Co. 5.375%, 2/1/29	120	127
State Oil Co. of the Azerbaijan Republic RegS 6.950%, 3/18/30(2)	200	241
Targa Resources Partners LP
5.875%, 4/15/26	75	78
4.875%, 2/1/31	45	49
Transocean, Inc. 144A 11.500%, 1/30/27(3)	59	58
USA Compression Partners LP 6.875%, 4/1/26	55	57
Venture Global Calcasieu Pass LLC
144A 3.875%, 8/15/29(3)	10	10
144A 4.125%, 8/15/31(3)	90	95
		8,570

Financials—11.4%
Acrisure LLC 144A 7.000%, 11/15/25(3)	165	165
AerCap Ireland Capital DAC 3.650%, 7/21/27	150	158
Allstate Corp. (The) Series B 5.750%, 8/15/53	280	291
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Financials—continued
Ally Financial, Inc. Series B 4.700% (7)	$ 251	$ 260
Ascot Group Ltd. 144A 4.250%, 12/15/30(3)	285	293
Athene Global Funding 144A 2.450%, 8/20/27(3)	335	341
Australia & New Zealand Banking Group Ltd. 144A 4.400%, 5/19/26(3)	335	367
Banco de Credito e Inversiones S.A. 144A 3.500%, 10/12/27(3)	215	230
Banco Mercantil del Norte S.A. 144A 6.625% (3)(7)	255	254
Banco Santander Chile 144A 3.177%, 10/26/31(3)(6)	285	289
Bank of America Corp.
1.734%, 7/22/27	290	288
2.482%, 9/21/36	295	286
BBVA Bancomer S.A. 144A 5.125%, 1/18/33(3)	275	282
Blackstone Private Credit Fund 144A 2.625%, 12/15/26(3)	225	219
Blue Owl Finance LLC 144A 3.125%, 6/10/31(3)	345	338
Brighthouse Financial, Inc. 5.625%, 5/15/30	270	322
BroadStreet Partners, Inc. 144A 5.875%, 4/15/29(3)	170	167
Charles Schwab Corp. (The) Series H 4.000% (7)	285	288
Citadel LP 144A 4.875%, 1/15/27(3)	235	250
Citigroup, Inc. 3.980%, 3/20/30	495	546
Cobra Acquisition Co. LLC 144A 6.375%, 11/1/29(3)	110	109
Coinbase Global, Inc. 144A 3.625%, 10/1/31(3)	115	106
Discover Bank 4.682%, 8/9/28	340	355
Drawbridge Special Opportunities Fund LP 144A 3.875%, 2/15/26(3)	345	351
Goldman Sachs Group, Inc. (The)
3.850%, 1/26/27	280	301
1.992%, 1/27/32	115	110
Icahn Enterprises LP
6.250%, 5/15/26	155	161
5.250%, 5/15/27	20	21
Intercorp Peru Ltd. 144A 3.875%, 8/15/29(3)	235	229
Itau Unibanco Holding S.A. 144A 3.875%, 4/15/31(3)	200	192
Jane Street Group 144A 4.500%, 11/15/29(3)	55	56
Jefferies Group LLC 2.625%, 10/15/31	310	305
JPMorgan Chase & Co.
2.956%, 5/13/31	485	502
1.953%, 2/4/32	570	549
Ladder Capital Finance Holdings LLLP 144A 4.250%, 2/1/27(3)	130	131
Liberty Mutual Group, Inc. 144A 4.125%, 12/15/51(3)	235	234
	Par Value	Value

Financials—continued
Liberty Mutual Insurance Co. 144A 8.500%, 5/15/25(3)	$ 25	$ 30
Lincoln National Corp. (3 month LIBOR + 2.040%) 2.172%, 4/20/67(4)	365	313
MetLife, Inc. Series G 3.850% (7)	245	250
Midcap Financial Issuer Trust 144A 6.500%, 5/1/28(3)	200	209
Morgan Stanley 3.950%, 4/23/27	345	380
Navient Corp.
6.750%, 6/25/25	120	132
5.500%, 3/15/29	10	10
OneMain Finance Corp. 7.125%, 3/15/26	110	125
Prospect Capital Corp. 3.706%, 1/22/26	225	229
Prudential Financial, Inc.
5.875%, 9/15/42	280	286
5.625%, 6/15/43	115	120
Santander Holdings USA, Inc. 4.400%, 7/13/27	200	219
Synovus Financial Corp. 5.900%, 2/7/29	109	117
Texas Capital Bancshares, Inc. 4.000%, 5/6/31	345	357
Wells Fargo & Co. Series BB 3.900% (7)	440	452
Zions Bancorp NA 3.250%, 10/29/29	350	362
		12,937

Health Care—2.5%
Akumin, Inc. 144A 7.000%, 11/1/25(3)	125	119
Avantor Funding, Inc. 144A 3.875%, 11/1/29(3)	25	25
Bausch Health Americas, Inc. 144A 9.250%, 4/1/26(3)	90	95
Bausch Health Cos., Inc. 144A 7.000%, 1/15/28(3)	140	139
Cheplapharm Arzneimittel GmbH 144A 5.500%, 1/15/28(3)	200	202
Community Health Systems, Inc.
144A 6.625%, 2/15/25(3)	110	114
144A 6.875%, 4/15/29(3)	15	15
144A 6.125%, 4/1/30(3)	25	25
144A 4.750%, 2/15/31(3)	115	116
DaVita, Inc. 144A 4.625%, 6/1/30(3)	120	123
Encompass Health Corp. 4.500%, 2/1/28	110	113
Endo Dac 144A 6.000%, 7/15/23(3)	100	75
Endo Luxembourg Finance Co. I S.a.r.l. 144A 6.125%, 4/1/29(3)	65	64
HCA, Inc. 5.625%, 9/1/28	90	105
Illumina, Inc. 2.550%, 3/23/31	140	140
Lannett Co., Inc. 144A 7.750%, 4/15/26(3)	50	38
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Health Care—continued
Legacy LifePoint Health LLC
144A 6.750%, 4/15/25(3)	$ 50	$ 52
144A 4.375%, 2/15/27(3)	85	86
Molina Healthcare, Inc. 144A 3.875%, 5/15/32(3)	110	111
Mozart Debt Merger Sub, Inc.
144A 3.875%, 4/1/29(3)	30	30
144A 5.250%, 10/1/29(3)	10	10
Ortho-Clinical Diagnostics, Inc. 144A 7.375%, 6/1/25(3)	31	33
Par Pharmaceutical, Inc. 144A 7.500%, 4/1/27(3)	75	77
Prime Healthcare Services, Inc. 144A 7.250%, 11/1/25(3)	20	21
Surgery Center Holdings, Inc.
144A 6.750%, 7/1/25(3)	35	35
144A 10.000%, 4/15/27(3)	100	106
Team Health Holdings, Inc. 144A 6.375%, 2/1/25(3)	140	132
Tenet Healthcare Corp.
4.625%, 7/15/24	28	28
144A 7.500%, 4/1/25(3)	15	16
Teva Pharmaceutical Finance Netherlands III B.V. 3.150%, 10/1/26	155	146
Universal Health Services, Inc. 144A 2.650%, 1/15/32(3)	195	192
Viatris, Inc. 2.700%, 6/22/30	285	286
		2,869

Industrials—3.1%
Allied Universal Holdco LLC
144A 6.625%, 7/15/26(3)	195	205
144A 6.000%, 6/1/29(3)	200	194
American Airlines Group, Inc. 144A 5.000%, 6/1/22(3)	70	70
American Airlines, Inc. 144A 11.750%, 7/15/25(3)	235	290
Ashtead Capital, Inc. 144A 4.375%, 8/15/27(3)	360	373
Aviation Capital Group LLC 144A 3.500%, 11/1/27(3)	355	364
Avolon Holdings Funding Ltd. 144A 4.375%, 5/1/26(3)	188	201
BCPE Ulysses Intermediate, Inc. PIK 144A 7.750%, 4/1/27(3)(9)	115	114
BlueLinx Holdings, Inc. 144A 6.000%, 11/15/29(3)	115	114
Boeing Co. (The)
5.150%, 5/1/30	175	204
3.750%, 2/1/50	85	88
5.930%, 5/1/60	69	96
Bombardier, Inc. 144A 6.000%, 2/15/28(3)	50	50
Cleaver-Brooks, Inc. 144A 7.875%, 3/1/23(3)(6)	115	112
CoStar Group, Inc. 144A 2.800%, 7/15/30(3)	285	285
CP Atlas Buyer, Inc. 144A 7.000%, 12/1/28(3)	135	134
Deluxe Corp. 144A 8.000%, 6/1/29(3)	60	63
	Par Value	Value

Industrials—continued
Hertz Corp. (The)
144A 4.625%, 12/1/26(3)	$ 5	$ 5
144A 5.000%, 12/1/29(3)	15	15
LBM Acquisition LLC 144A 6.250%, 1/15/29(3)	100	99
OT Merger Corp. 144A 7.875%, 10/15/29(3)	55	54
Seaspan Corp. 144A 5.500%, 8/1/29(3)	15	15
Standard Industries, Inc. 144A 4.375%, 7/15/30(3)	125	128
Titan Acquisition Ltd. 144A 7.750%, 4/15/26(3)	120	122
United Airlines, Inc.
144A 4.375%, 4/15/26(3)	20	21
144A 4.625%, 4/15/29(3)	20	21
Vertiv Group Corp. 144A 4.125%, 11/15/28(3)	115	116
		3,553

Information Technology—3.0%
Broadcom, Inc.
4.150%, 11/15/30	266	295
144A 2.450%, 2/15/31(3)	220	216
144A 3.187%, 11/15/36(3)	14	14
CDW LLC 3.569%, 12/1/31	249	259
Citrix Systems, Inc. 3.300%, 3/1/30	420	426
Consensus Cloud Solutions, Inc.
144A 6.000%, 10/15/26(3)	25	26
144A 6.500%, 10/15/28(3)	35	37
Dell International LLC 8.100%, 7/15/36	138	210
HP, Inc. 3.400%, 6/17/30	345	365
Kyndryl Holdings, Inc. 144A 3.150%, 10/15/31(3)	285	276
MicroStrategy, Inc. 144A 6.125%, 6/15/28(3)(6)	10	10
Motorola Solutions, Inc.
4.600%, 2/23/28	165	186
4.600%, 5/23/29	120	137
NCR Corp. 144A 5.125%, 4/15/29(3)	135	140
Plantronics, Inc. 144A 4.750%, 3/1/29(3)(6)	115	110
Rocket Software, Inc. 144A 6.500%, 2/15/29(3)	115	112
Science Applications International Corp. 144A 4.875%, 4/1/28(3)	220	225
TD SYNNEX Corp. 144A 2.375%, 8/9/28(3)	355	345
		3,389

Materials—2.7%
ARD Finance S.A. PIK 144A 6.500%, 6/30/27(3)(9)	235	242
Chemours Co. (The) 144A 5.750%, 11/15/28(3)	110	115
Cleveland-Cliffs, Inc. 144A 6.750%, 3/15/26(3)	170	180
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Materials—continued
Eldorado Gold Corp. 144A 6.250%, 9/1/29(3)	$ 140	$ 142
Freeport-McMoRan, Inc. 5.450%, 3/15/43	135	170
Glatfelter Corp. 144A 4.750%, 11/15/29(3)	90	93
INEOS Quattro Finance 2 plc 144A 3.375%, 1/15/26(3)	230	231
International Flavors & Fragrances, Inc. 144A 2.300%, 11/1/30(3)	230	226
Inversiones CMPC S.A. 144A 3.850%, 1/13/30(3)	350	365
LSB Industries, Inc. 144A 6.250%, 10/15/28(3)	15	16
Mauser Packaging Solutions Holding Co. 144A 7.250%, 4/15/25(3)	185	185
New Enterprise Stone & Lime Co., Inc. 144A 9.750%, 7/15/28(3)	65	70
Suzano Austria GmbH 2.500%, 9/15/28	115	111
Taseko Mines Ltd. 144A 7.000%, 2/15/26(3)	230	239
Teck Resources Ltd. 6.125%, 10/1/35	260	337
Trident TPI Holdings, Inc.
144A 9.250%, 8/1/24(3)	115	120
144A 6.625%, 11/1/25(3)	130	130
WR Grace Holdings LLC 144A 5.625%, 8/15/29(3)	55	56
		3,028

Real Estate—1.9%
EPR Properties
4.750%, 12/15/26	130	139
3.600%, 11/15/31	150	148
GLP Capital LP
5.250%, 6/1/25	185	203
5.750%, 6/1/28	64	74
5.300%, 1/15/29	95	108
3.250%, 1/15/32	24	24
Kite Realty Group Trust 4.750%, 9/15/30	295	326
MPT Operating Partnership LP 4.625%, 8/1/29	45	47
Office Properties Income Trust 4.500%, 2/1/25	385	406
Ontario Teachers’ Cadillac Fairview Properties Trust 144A 2.500%, 10/15/31(3)	200	199
Phillips Edison Grocery Center Operating Partnership I LP 2.625%, 11/15/31	300	292
Service Properties Trust 4.950%, 2/15/27	195	189
		2,155

Utilities—1.5%
CMS Energy Corp. 4.750%, 6/1/50	445	484
Eskom Holdings SOC Ltd. 144A 7.125%, 2/11/25(3)	220	227
Ferrellgas LP
144A 5.375%, 4/1/26(3)	40	39
144A 5.875%, 4/1/29(3)	40	39
	Par Value	Value

Utilities—continued
Perusahaan Listrik Negara PT 144A 4.125%, 5/15/27(3)	$ 390	$ 416
PG&E Corp. 5.250%, 7/1/30	90	94
Southern Co. (The) Series 21-A 3.750%, 9/15/51	307	307
Texas Competitive Electric Holdings Co. 144A 11.500%, 10/1/49(3)(5)	465	—
Vistra Corp. 144A 8.000%, 10/15/26(3)(7)	110	116
		1,722

Total Corporate Bonds and Notes (Identified Cost $46,537)		47,171

Leveraged Loans—16.8%
Aerospace—0.8%
Air Canada (3 month LIBOR + 3.500%) 4.250%, 8/11/28(4)	31	31
Amentum Government Services Holdings LLC Tranche 2, First Lien (3 month LIBOR + 4.750%) 5.500%, 1/29/27(4)	94	94
American Airlines, Inc. Tranche B-1 (3 month LIBOR + 4.750%) 5.500%, 4/20/28(4)	25	26
Brown Group Holding LLC (3 month LIBOR + 2.500%) 3.000%, 6/7/28(4)	204	203
KKR Apple Bidco LLC
(1 month LIBOR + 3.000%) 3.500%, 9/22/28(4)	135	134
Second Lien (1 month LIBOR + 5.750%) 6.250%, 9/21/29(4)	10	10
Mileage Plus Holdings, LLC (3 month LIBOR + 5.250%) 6.250%, 6/21/27(4)	165	174
TransDigm, Inc.
Tranche E (1 month LIBOR + 2.250%) 2.354%, 5/30/25(4)	98	96
Tranche F (1 month LIBOR + 2.250%) 2.354%, 12/9/25(4)	59	59
Tranche G (1 month LIBOR + 2.250%) 2.354%, 8/22/24(4)	29	28
United AirLines, Inc. Tranche B (3 month LIBOR + 3.750%) 4.500%, 4/21/28(4)	69	70
		925

Chemicals—0.8%
ARC Falcon I, Inc. Second Lien (3 month LIBOR + 7.000%) 7.500%, 9/30/29(4)	60	59
Aruba Investments Holdings LLC First Lien (6 month LIBOR + 4.000%) 4.750%, 11/24/27(4)	95	94
CPC Acquisition Corp. First Lien (3 month LIBOR + 3.750%) 4.500%, 12/29/27(4)	114	112
Herens Holdco S.a.r.l. Tranche B (6 month LIBOR + 4.000%) 4.750%, 7/3/28(4)	159	159
Ineos U.S. Finance LLC 2024 (3 month LIBOR + 2.000%) 2.090%, 4/1/24(4)	268	267
Innophos Holdings, Inc. (1 month LIBOR + 3.750%) 3.854%, 2/5/27(4)	108	108
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Chemicals—continued
Starfruit Finco B.V. (1 month LIBOR + 3.000%) 3.102%, 10/1/25(4)	$ 137	$ 136
		935

Consumer Non-Durables—0.5%
Diamond BC B.V. Tranche B (3 month LIBOR + 3.000%) 3.500%, 9/29/28(4)	225	224
Parfums Holding Co., Inc. First Lien (1 month LIBOR + 4.000%) 4.104%, 6/30/24(4)	233	232
ZEP, Inc. First Lien (12 month LIBOR + 4.000%) 5.000%, 8/12/24(4)	70	68
		524

Energy—0.6%
Citgo Petroleum Corp. 2019, Tranche B (3 month LIBOR + 6.250%) 7.250%, 3/28/24(4)	93	93
Hamilton Projects Acquiror LLC (3 month LIBOR + 4.500%) 5.500%, 6/17/27(4)	113	113
Medallion Midland Acquisition LP (1 month LIBOR + 3.750%) 4.500%, 10/18/28(4)	114	113
Oryx Midstream Services Permian Basin LLC Tranche B (3 month LIBOR + 3.250%) 3.750%, 10/5/28(4)	115	114
Paragon Offshore Finance Co. (3 month PRIME + 0.000%) 3.250%, 7/16/21(1)(4)(5)	1	—
Traverse Midstream Partners LLC (3 month Term SOFR + 4.250%) 5.250%, 9/27/24(4)	239	238
		671

Financial—0.7%
Asurion LLC
Tranche B-3, Second Lien (1 month LIBOR + 5.250%) 5.354%, 1/31/28(4)	65	65
Tranche B-4 (1 month LIBOR + 5.250%) 5.354%, 1/20/29(4)	60	59
Tranche B-9 (1 month LIBOR + 3.250%) 3.354%, 7/31/27(4)	174	173
Blackhawk Network Holdings, Inc. First Lien (1 month LIBOR + 3.000%) 3.104%, 6/15/25(4)	114	114
Citadel Securities LP 2021 (3 month LIBOR + 2.500%) 2.604%, 2/2/28(4)	268	266
Deerfield Dakota Holding LLC First Lien (1 month LIBOR + 3.750%) 4.750%, 4/9/27(4)	158	158
		835

Food / Tobacco—0.4%
Froneri U.S., Inc. Tranche B-2 (1 month LIBOR + 2.250%) 2.354%, 1/29/27(4)	59	58
H-Food Holdings LLC (1 month LIBOR + 3.688%) 3.792%, 5/23/25(4)	137	136
Shearer’s Foods LLC First Lien (1 month LIBOR + 3.500%) 4.250%, 9/23/27(4)	125	124
	Par Value	Value

Food / Tobacco—continued
Triton Water Holdings, Inc. First Lien (3 month LIBOR + 3.500%) 4.000%, 3/31/28(4)	$ 124	$ 123
		441

Forest Prod / Containers—0.4%
Anchor Glass Container Corp. 2017 (3 month LIBOR + 2.750%) 3.750%, 12/7/23(4)	49	42
BWay Holding Co. (1 month LIBOR + 3.250%) 3.354%, 4/3/24(4)	45	44
Klockner Pentaplast of America, Inc. Tranche B (6 month LIBOR + 4.750%) 5.250%, 2/12/26(4)	149	145
Spectrum Holdings III Corp. First Lien (3 month LIBOR + 3.250%) 4.250%, 1/31/25(4)	79	77
TricorBraun, Inc. (3 month LIBOR + 3.250%) 3.750%, 3/3/28(4)	155	154
		462

Gaming / Leisure—1.3%
Caesars Resort Collection LLC Tranche B (1 month LIBOR + 2.750%) 2.854%, 12/23/24(4)	228	227
Carnival Corp.
2021, Tranche B (3 month LIBOR + 3.250%) 4.000%, 10/18/28(4)	80	79
Tranche B (3 month LIBOR + 3.000%) 3.750%, 6/30/25(4)	40	39
ECL Entertainment LLC Tranche B (1 month LIBOR + 7.500%) 8.250%, 5/1/28(4)	30	30
Hilton Grand Vacations Borrower LLC (1 month LIBOR + 3.000%) 3.500%, 8/2/28(4)	30	30
J&J Ventures Gaming LLC (1 month LIBOR + 4.000%) 4.750%, 4/26/28(4)	115	115
Landry’s Finance Acquisition Co. 2020 (1 month LIBOR + 12.000%) 13.000%, 10/4/23(4)	10	11
Playa Resorts Holding B.V. (1 month LIBOR + 2.750%) 3.750%, 4/29/24(4)	279	272
Pug LLC
Tranche B (1 month LIBOR + 3.500%) 3.604%, 2/12/27(4)	186	182
Tranche B-2 (1 month LIBOR + 4.250%) 4.750%, 2/12/27(4)	67	66
Raptor Acquisition Corp. Tranche B (3 month LIBOR + 4.000%) 4.750%, 11/1/26(4)	35	35
Scientific Games International, Inc. Tranche B-5 (1 month LIBOR + 2.750%) 2.854%, 8/14/24(4)	116	116
Stars Group Holdings B.V. 2021 (3 month LIBOR + 2.250%) 2.382% - 2.474%, 7/21/26(4)	73	72
UFC Holdings LLC Tranche B-3 (6 month LIBOR + 2.750%) 3.500%, 4/29/26(4)	241	239
		1,513

See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Health Care—2.9%
Accelerated Health Systems LLC (1 month LIBOR + 3.500%) 3.602%, 10/31/25(4)	$ 171	$ 170
AHP Health Partners, Inc. (1 month LIBOR + 3.500%) 4.000%, 8/24/28(4)	50	50
ASP Navigate Acquisition Corp. (3 month LIBOR + 4.500%) 5.500%, 10/6/27(4)	69	69
AthenaHealth, Inc. Tranche B-1 (3 month LIBOR + 4.250%) 4.400%, 2/11/26(4)	50	49
Azalea TopCo, Inc. 2021 (3 month LIBOR + 3.750%) 4.500%, 7/24/26(4)	239	238
Envision Healthcare Corp. (1 month LIBOR + 3.750%) 3.854%, 10/10/25(4)	103	83
Gainwell Acquisition Corp. Tranche B (3 month LIBOR + 4.000%) 4.750%, 10/1/27(4)	168	168
Heartland Dental LLC 2021 (3 month LIBOR + 4.000%) 4.089%, 4/30/25(4)	159	159
Hunter Holdco 3 Ltd. First Lien (3 month LIBOR + 4.250%) 4.750%, 8/19/28(4)	66	66
LifePoint Health, Inc. Tranche B, First Lien (1 month LIBOR + 3.750%) 3.852%, 11/16/25(4)	170	170
LSCS Holdings, Inc. (3 month LIBOR + 4.500%) 0.000%, 11/23/28(4)(10)	105	105
Mamba Purchaser, Inc. (3 month LIBOR + 3.750%) 4.250%, 10/16/28(4)	40	40
Medline Borrower LP 2021 (1 month LIBOR + 3.250%) 3.750%, 10/23/28(4)	35	35
One Call Corp. Tranche B, First Lien (3 month LIBOR + 5.500%) 6.250%, 4/22/27(4)	199	199
Packaging Coordinators Midco, Inc. Tranche B, First Lien (3 month LIBOR + 3.750%) 4.500%, 11/30/27(4)	119	119
Pearl Intermediate Parent LLC First Lien (1 month LIBOR + 2.750%) 2.854%, 2/14/25(4)	178	176
Phoenix Guarantor, Inc.
Tranche B-1 (1 month LIBOR + 3.250%) 3.354%, 3/5/26(4)	186	185
Tranche B-3 (1 month LIBOR + 3.500%) 3.604%, 3/5/26(4)	64	64
Phoenix Newco, Inc. First Lien (3 month LIBOR + 4.000%) 4.500%, 11/15/28(4)	50	50
Pluto Acquisition I, Inc. 2021, First Lien (3 month LIBOR + 4.000%) 4.175%, 6/22/26(4)	95	94
Precision Medicine Group LLC (3 month LIBOR + 3.000%) 3.750%, 11/18/27(4)	157	156
Southern Veterinary Partners LLC First Lien (3 month LIBOR + 4.000%) 5.000%, 10/5/27(4)	148	148
Sterigenics-Nordion Holdings LLC (3 month LIBOR + 2.750%) 3.250%, 12/11/26(4)	65	65
Sunshine Luxembourg VII S.a.r.l. Tranche B-3 (3 month LIBOR + 3.750%) 4.500%, 10/1/26(4)	60	60
Surgery Center Holdings, Inc. 2021 (1 month LIBOR + 3.750%) 4.500%, 8/31/26(4)	109	109
	Par Value	Value

Health Care—continued
Upstream Newco, Inc. 2021 (1 month LIBOR + 4.250%) 4.354%, 11/20/26(4)	$ 59	$ 58
Viant Medical Holdings, Inc. First Lien (1 month LIBOR + 3.750%) 3.854%, 7/2/25(4)	261	246
Waystar Technologies, Inc. 2021 (1 month LIBOR + 4.000%) 4.090%, 10/22/26(4)	148	148
		3,279

Housing—0.5%
84 Lumber Co. Tranche B-1 (1 month LIBOR + 3.000%) 3.750%, 11/13/26(4)	114	114
Chariot Buyer LLC Tranche B (1 month LIBOR + 3.500%) 4.000%, 11/3/28(4)	125	125
CP Iris Holdco I, Inc. First Lien (1 month LIBOR + 3.750%) 4.250%, 10/2/28(4)	38	38
DiversiTech Holdings, Inc. (3 month LIBOR + 4.000%) 0.000%, 12/14/28(4)(10)	62	62
Quikrete Holdings, Inc. Tranche B-1 (3 month LIBOR + 3.000%) 0.000%, 6/11/28(4)(10)	165	165
		504

Information Technology—2.4%
Applied Systems, Inc. Second Lien (3 month LIBOR + 5.500%) 6.250%, 9/19/25(4)	129	129
Aston Finco S.a.r.l. First Lien (1 month LIBOR + 4.250%) 4.352%, 10/9/26(4)	113	112
BMC Software
2021 (3 month LIBOR + 3.750%) 3.974%, 10/2/25(4)	176	175
Second Lien (3 month LIBOR + 5.500%) 6.000%, 2/27/26(4)	25	25
CCC Intelligent Solutions, Inc. (3 month LIBOR + 2.500%) 3.000%, 9/21/28(4)	130	130
ConnectWise LLC (3 month LIBOR + 3.500%) 4.000%, 9/29/28(4)	195	194
Epicor Software Corp. Tranche C (1 month LIBOR + 3.250%) 4.000%, 7/30/27(4)	227	227
Greeneden U.S. Holdings II LLC Tranche B-4 (1 month LIBOR + 4.000%) 4.750%, 12/1/27(4)	104	105
Hyland Software, Inc. 2018 (3 month LIBOR + 3.500%) 4.250%, 7/1/24(4)	228	228
Infinite Bidco LLC
First Lien (1 month LIBOR + 3.750%) 4.250%, 3/2/28(4)	124	124
Second Lien (1 month LIBOR + 7.000%) 7.500%, 3/2/29(4)	65	65
Magenta Buyer LLC First Lien (3 month LIBOR + 5.000%) 5.750%, 7/27/28(4)	75	75
Project Ruby Ultimate Parent Corp. First Lien (1 month LIBOR + 3.250%) 4.000%, 3/10/28(4)	149	149
Proofpoint, Inc. (3 month LIBOR + 3.250%) 3.750%, 8/31/28(4)	120	119
RealPage, Inc. First Lien (1 month LIBOR + 3.250%) 3.750%, 4/24/28(4)	189	189
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Information Technology—continued
Rocket Software, Inc. 2021 (1 month LIBOR + 4.250%) 4.750%, 11/28/25(4)	$ 75	$ 74
Sophia LP Tranche B (3 month LIBOR + 3.500%) 3.724%, 10/7/27(4)	139	138
Turing Midco LLC (1 month LIBOR + 3.000%) 3.500%, 3/24/28(4)	82	82
UKG, Inc.
2021, Second Lien (1 month LIBOR + 5.250%) 5.750%, 5/3/27(4)	5	5
2021-2, First Lien (3 month LIBOR + 3.250%) 3.750%, 5/4/26(4)	275	274
Veritas U.S., Inc. 2021, Tranche B (3 month LIBOR + 5.000%) 6.000%, 9/1/25(4)	30	30
		2,649

Manufacturing—1.3%
Alliance Laundry Systems LLC Tranche B (3 month LIBOR + 3.500%) 4.250%, 10/8/27(4)	166	167
Apex Group Treasury LLC (3 month LIBOR + 3.750%) 0.000%, 7/27/28(4)(10)	125	124
Arcline FM Holdings LLC
First Lien (6 month LIBOR + 4.750%) 5.500%, 6/23/28(4)	145	144
Second Lien (6 month LIBOR + 8.250%) 9.000%, 6/15/29(4)	45	45
Backyard Acquireco, Inc. (3 month LIBOR + 3.750%) 4.500%, 11/2/27(4)	114	114
Circor International, Inc. (3 month LIBOR + 4.500%) 0.000%, 12/20/28(4)(10)	124	123
Davis Standard LLC (3 month LIBOR + 5.750%) 0.000%, 12/11/28(4)(10)	115	112
Filtration Group Corp.
(1 month LIBOR + 3.000%) 3.104%, 3/31/25(4)	160	158
2021 (1 month LIBOR + 3.500%) 4.000%, 10/21/28(4)	40	40
Gates Global LLC Tranche B-3 (1 month LIBOR + 2.500%) 3.250%, 3/31/27(4)	233	233
Star U.S. Bidco LLC (1 month LIBOR + 4.250%) 5.250%, 3/17/27(4)	143	142
Truck Hero, Inc. (1 month LIBOR + 3.250%) 4.000%, 1/31/28(4)	54	54
		1,456

Media / Telecom - Cable/Wireless Video—0.1%
DIRECTV Financing LLC (3 month LIBOR + 5.000%) 5.750%, 8/2/27(4)	56	56
Intelsat Jackson Holdings S.A. Tranche B-5 8.625%, 1/2/24(11)	79	79
		135

Media / Telecom - Diversified Media—0.3%
Dotdash Meredith, Inc. Tranche B (3 month Term SOFR + 4.000%) 4.500%, 11/23/28(4)	170	170
McGraw-Hill Education, Inc. (1 month LIBOR + 4.750%) 5.250%, 7/28/28(4)	92	91
	Par Value	Value

Media / Telecom - Diversified Media—continued
William Morris Endeavor Entertainment LLC Tranche B-1 (1 month LIBOR + 2.750%) 2.850% - 2.860%, 5/18/25(4)	$ 114	$ 112
		373

Media / Telecom - Telecommunications—0.1%
CenturyLink, Inc. Tranche B (1 month LIBOR + 2.250%) 2.354%, 3/15/27(4)	78	77
Cincinnati Bell, Inc. Tranche B-2 (3 month Term SOFR + 3.250%) 3.750%, 11/17/28(4)	25	25
Consolidated Communications, Inc. Tranche B-1 (1 month LIBOR + 3.500%) 4.250%, 10/2/27(4)	54	54
		156

Retail—0.7%
CNT Holdings I Corp. First Lien (3 month LIBOR + 3.500%) 4.250%, 11/8/27(4)	129	129
Great Outdoors Group LLC Tranche B-2 (3 month LIBOR + 3.750%) 4.500%, 3/6/28(4)	114	114
Harbor Freight Tools USA, Inc. 2021 (1 month LIBOR + 2.750%) 3.250%, 10/19/27(4)	169	168
Michaels Cos., Inc. (The) Tranche B (3 month LIBOR + 4.250%) 5.000%, 4/15/28(4)	114	113
Petco Health and Wellness Co., Inc. First Lien (3 month LIBOR + 3.250%) 4.000%, 3/3/28(4)	89	89
PetsMart LLC Tranche B-9 (3 month LIBOR + 3.750%) 4.500%, 2/11/28(4)	125	125
Rising Tide Holdings, Inc. First Lien (1 month LIBOR + 4.750%) 5.500%, 6/1/28(4)	60	60
		798

Service—2.2%
AIT Worldwide Logistics, Inc. First Lien (3 month LIBOR + 4.750%) 5.500%, 4/6/28(4)	125	124
AlixPartners LLP (1 month LIBOR + 2.750%) 3.250%, 2/4/28(4)	174	173
Allied Universal Holdco LLC (3 month LIBOR + 3.750%) 4.250%, 5/12/28(4)	30	30
Carlisle Foodservice Products, Inc. First Lien (6 month LIBOR + 3.000%) 4.000%, 3/20/25(4)	119	116
DG Investment Intermediate Holdings 2, Inc. First Lien (1 month LIBOR + 3.500%) 4.250%, 3/31/28(4)	85	85
Dun & Bradstreet Corp. (The) Tranche B (1 month LIBOR + 3.250%) 3.352%, 2/6/26(4)	261	260
DXP Enterprises, Inc. (1 month LIBOR + 4.750%) 5.750%, 12/23/27(4)	99	98
Garda World Security Corp. Tranche B-2 (1 month LIBOR + 4.250%) 4.360%, 10/30/26(4)	40	40
Grab Holdings, Inc. (6 month LIBOR + 4.500%) 5.500%, 1/29/26(4)	203	204
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Service—continued
Hertz Corp. (The)
Tranche B (1 month LIBOR + 3.250%) 3.750%, 6/30/28(4)	$ 107	$ 107
Tranche C (1 month LIBOR + 3.750%) 4.250%, 6/30/28(4)	20	20
Hoya Midco LLC First Lien (1 month LIBOR + 3.500%) 4.500%, 6/30/24(4)	97	97
Madison Safety & Flow LLC
(3 month LIBOR + 3.750%) 0.000%, 12/14/28(4)(10)	20	20
Second Lien (3 month LIBOR + 6.750%) 0.000%, 12/14/29(4)(10)	60	60
Peraton Corp. Tranche B, First Lien (1 month LIBOR + 3.750%) 4.500%, 2/1/28(4)	136	136
PODS LLC (1 month LIBOR + 3.000%) 3.750%, 3/31/28(4)	219	218
Sedgwick Claims Management Services, Inc. 2019 (1 month LIBOR + 3.750%) 3.854%, 9/3/26(4)	205	205
St. George’s University Scholastic Services LLC Tranche B (3 month LIBOR + 3.250%) 0.000%, 6/29/28(4)(10)	144	143
Sweetwater Borrower LLC (1 month LIBOR + 4.750%) 5.500%, 8/7/28(4)	85	85
TTF Holdings LLC (1 month LIBOR + 4.000%) 5.000%, 3/31/28(4)	71	71
Weld North Education LLC 2021 (3 month LIBOR + 3.750%) 4.250%, 12/21/27(4)	198	198
		2,490

Transportation - Automotive—0.3%
Cooper-Standard Automotive, Inc. Tranche B-1 (1 month LIBOR + 2.000%) 2.750%, 11/2/23(4)	225	211
DexKo Global, Inc.
(3 month LIBOR + 3.750%) 4.250%, 10/4/28(4)	3	3
First Lien (3 month LIBOR + 3.750%) 4.250%, 10/4/28(4)	25	25
Mavis Tire Express Services Topco Corp. First Lien (1 month LIBOR + 4.000%) 4.750%, 5/4/28(4)	85	85
PAI Holdco, Inc. Tranche B (3 month LIBOR + 4.250%) 4.250%, 10/28/27(4)	50	49
		373

Transportation - Land Transportation—0.1%
LaserShip, Inc. First Lien (6 month LIBOR + 4.500%) 5.250%, 4/30/28(4)	45	45
Utility—0.4%
Brookfield WEC Holdings, Inc. (1 month LIBOR + 2.750%) 3.250%, 8/1/25(4)	223	221
Generation Bridge II LLC
Tranche B 0.000%, 12/15/28(4)(10)	41	41
Tranche C 0.000%, 12/15/28(4)(10)	5	5
	Par Value	Value

Utility—continued
Lightstone HoldCo LLC
2018, Tranche B (3 month LIBOR + 3.750%) 4.750%, 1/30/24(4)	$ 208	$ 175
2018, Tranche C (3 month LIBOR + 3.750%) 4.750%, 1/30/24(4)	12	10
		452

Total Leveraged Loans (Identified Cost $18,984)		19,016

	Shares
Preferred Stocks—1.0%
Financials—0.7%
Capital Farm Credit ACA Series 1 144A, 5.000%(3)	250 (12)	254
JPMorgan Chase & Co. Series HH, 4.600%	103 (12)	105
MetLife, Inc. Series D, 5.875%	173 (12)	194
Truist Financial Corp. Series Q, 5.100%	270 (12)	302
		855

Industrials—0.3%
General Electric Co. Series D, (3 month LIBOR + 3.330%), 3.533%(4)	332 (12)	329
Total Preferred Stocks (Identified Cost $1,096)		1,184

Common Stocks—0.2%
Consumer Discretionary—0.1%
Mark IV Industries(5)(13)	828	3
NMG Parent LLC(13)	271	40
		43

Energy—0.1%
Frontera Energy Corp.(13)	2,618	21
QuarterNorth Energy Holding, Inc.(13)	1,181	111
		132

Total Common Stocks (Identified Cost $203)		175

Exchange-Traded Funds—0.9%
Invesco Senior Loan ETF(6)(14)	25,994	574
VanEck High Yield Muni ETF(6)(14)	7,426	464
Total Exchange-Traded Funds (Identified Cost $1,040)		1,038

Rights—0.0%
Utilities—0.0%
Vistra Energy Corp.(5)(13)	7,753	10
Total Rights (Identified Cost $7)		10

See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Shares	Value

Total Long-Term Investments—99.4% (Identified Cost $112,773)		$112,539

Short-Term Investment—0.4%
Money Market Mutual Fund—0.4%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(14)	520,626	521
Total Short-Term Investment (Identified Cost $521)		521

Securities Lending Collateral—1.4%
Dreyfus Government Cash Management Fund Institutional Shares (seven-day effective yield 0.030%)(14)(15)	1,573,448	1,573
Total Securities Lending Collateral (Identified Cost $1,573)		1,573

TOTAL INVESTMENTS—101.2% (Identified Cost $114,867)		$114,633
Other assets and liabilities, net—(1.2)%		(1,374)
NET ASSETS—100.0%		$113,259

Abbreviations:
ACA	American Capital Access Financial Guarantee Corp.
BAM	Build America Municipal Insured
ETF	Exchange-Traded Fund
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LLLP	Limited Liability Limited Partnership
LP	Limited Partnership
NA	National Association
PIK	Payment-in-Kind Security
SOFR	Secured Overnight Financing Rate

Footnote Legend:
(1)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(2)	Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, these securities amounted to a value of $59,624 or 52.6% of net assets.
(4)	Variable rate security. Rate disclosed is as of December 31, 2021. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(5)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(6)	All or a portion of security is on loan.
(7)	No contractual maturity date.
(8)	Amount is less than $500.
(9)	100% of the income received was in cash.
(10)	This loan will settle after December 31, 2021, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(11)	Security in default, interest payments are being received during the bankruptcy proceedings.
(12)	Value shown as par value.
(13)	Non-income producing.
(14)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(15)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United States	84%
Mexico	2
Canada	2
Indonesia	1
Netherlands	1
Panama	1
Chile	1
Other	8
Total	100%
† % of total investments as of December 31, 2021.
As of December 31, 2021, the Series had the following unfunded loan commitments:
Borrower	Par Value	Commitment	Value	Unrealized Appreciation (Depreciation)
CP Iris Holdco I, Inc., (3 month LIBOR + 1.000%) 1.000%, 10/02/28	$ 7	$ 7	$ 7	$— (1)
DexKo Global, Inc., (3 month LIBOR + 0.500%) 0.500%, 10/04/28	2	2	2	— (1)
DiversiTech Holdings, Inc., (3 month LIBOR + 4.000%) 0.000%, 12/14/28(2)	13	13	13	— (1)
Precision Medicine Group LLC, (3 month LIBOR + 3.750%) 3.750%, 11/18/27	16	16	16	— (1)
Total	$38	$38	$38	$— (1)

(1)	Amount is less than $500.
(2)	This loan will settle after December 31, 2021, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
The following table summarizes the market value of the Series’ investments as of December 31, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Asset-Backed Securities	$ 14,900	$ —	$ 14,900	$ —
Corporate Bonds and Notes	47,171	—	47,171	— (1)(2)
Foreign Government Securities	7,071	—	7,071	—
Leveraged Loans	19,016	—	19,016	— (1)
Mortgage-Backed Securities	16,669	—	16,082	587
Municipal Bonds	684	—	684	—
U.S. Government Securities	4,621	—	4,621	—
Equity Securities:
Preferred Stocks	1,184	—	1,184	—
Common Stocks	175	21	151	3
Rights	10	—	—	10
Securities Lending Collateral	1,573	1,573	—	—
Exchange-Traded Funds	1,038	1,038	—	—
Money Market Mutual Fund	521	521	—	—
Total Investments	$114,633	$3,153	$110,880	$600

(1)	Includes internally fair valued securities currently priced at zero ($0).
(2)	Amount is less than $500.
Securities held by the Series with an end of period value of $98 were transferred from Level 3 to Level 2 due to an increase in trading activities at period end. Securities held by the Series with an end of period value of $10 were transferred from Level 2 to Level 3 due to a decrease in trading activities at period end.
Some of the Series’ investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Corporate Bonds And Notes	Leveraged Loans	Common Stocks	Mortgaged-Backed Securities	Rights
Investments in Securities
Balance as of December 31, 2020:	$ 102	$ — (a)	$ 99	$ 3	$ —	$ —
Accrued discount/(premium)	— (b)	—	— (b)	—	— (b)	—
Realized gain (loss)	— (b)	—	— (b)	—	— (b)	—
Change in unrealized appreciation (depreciation)(c)	(2)	—	— (b)	— (b)	(2)	—
Purchases	591	—	—	—	591	—
Sales (d)	(3)	—	(1)	—	(2)	—
Transfers into Level 3(e)	10	— (b)	—	—	—	10
Transfers from Level 3(e)	(98)	—	(98)	—	—	—
Balance as of December 31, 2021	$ 600	$ — (a)(b)	$ —(a)	$ 3	$ 587	$ 10
(a) Includes internally fair valued security currently priced at zero ($0).
(b) Amount is less than $500.
(c) The change in unrealized appreciation (depreciation) on investments still held at December 31, 2021, was $(2).
(d) Includes paydowns on securities.
(e) “Transfers into and/or from” represent the ending value as of December 31, 2021, for any investment security where a change in the pricing level occured from the beginning to the end of the period.
See Notes to Financial Statements

SGA International Growth Series
SCHEDULE OF INVESTMENTS
December 31, 2021
($ reported in thousands)
	Shares	Value
Preferred Stock—2.5%
Health Care—2.5%
Sartorius AG, 0.140% (Germany)	5,971	$ 4,046
Total Preferred Stock (Identified Cost $2,547)		4,046

Common Stocks—95.7%
Consumer Discretionary—8.5%
adidas AG (Germany)	15,962	4,601
MercadoLibre, Inc. (Argentina)(1)	3,516	4,741
Yum China Holdings, Inc. (China)	92,367	4,604
		13,946

Consumer Staples—22.5%
CP ALL PCL (Thailand)	2,135,091	3,771
Diageo plc (United Kingdom)	103,127	5,634
Fomento Economico Mexicano SAB de C.V. Sponsored ADR (Mexico)	63,436	4,929
Heineken N.V. (Netherlands)	57,455	6,467
L’Oreal S.A. (France)	11,826	5,614
Nestle S.A. Registered Shares (Switzerland)	32,942	4,607
Wal-Mart de Mexico SAB de C.V. (Mexico)	1,565,197	5,826
		36,848

Financials—15.4%
AIA Group Ltd. (Hong Kong)	698,601	7,042
Aon plc Class A (United Kingdom)	26,418	7,940
HDFC Bank Ltd. ADR (India)	92,569	6,024
XP, Inc. Class A (Brazil)(1)	145,518	4,182
		25,188

Health Care—23.2%
Alcon, Inc. (Switzerland)(2)	69,660	6,069
ICON plc ADR (Ireland)(1)	17,909	5,547
Medtronic plc (Ireland)	38,097	3,941
Novo Nordisk A.S. Sponsored ADR (Denmark)	51,396	5,756
Shandong Weigao Group Medical Polymer Co., Ltd. Class H (China)	4,595,708	5,735
STERIS plc (United States)	28,694	6,984
Sysmex Corp. (Japan)	28,275	3,822
		37,854

Industrials—2.9%
Recruit Holdings Co., Ltd. (Japan)	77,262	4,683
Information Technology—16.8%
Adyen N.V. (Netherlands)(1)	1,611	4,240
Dassault Systemes SE (France)	80,636	4,802
Infosys Ltd. Sponsored ADR (India)	226,095	5,723
One 97 Communications Ltd. (India)(1)	82,936	1,489
SAP SE Sponsored ADR (Germany)	40,663	5,697
Temenos AG Registered Shares (Switzerland)	39,494	5,463
		27,414

	Shares	Value

Materials—6.4%
Asian Paints Ltd. (India)	82,862	$ 3,771
Linde plc (United Kingdom)	19,200	6,651
		10,422

Total Common Stocks (Identified Cost $123,599)		156,355

Total Long-Term Investments—98.2% (Identified Cost $126,146)		160,401

Short-Term Investment—2.3%
Money Market Mutual Fund—2.3%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(3)	3,773,579	3,774
Total Short-Term Investment (Identified Cost $3,774)		3,774

Securities Lending Collateral—2.6%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(3)(4)	4,148,016	4,148
Total Securities Lending Collateral (Identified Cost $4,148)		4,148

TOTAL INVESTMENTS—103.1% (Identified Cost $134,068)		$168,323
Other assets and liabilities, net—(3.1)%		(5,043)
NET ASSETS—100.0%		$163,280

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	All or a portion of security is on loan.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(4)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United Kingdom	12%
India	10
Switzerland	10
United States	9
Germany	9
Mexico	6
Netherlands	6
Other	38
Total	100%
† % of total investments as of December 31, 2021.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

SGA International Growth Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
The following table summarizes the market value of the Series’ investments as of December 31, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$156,355	$156,355
Preferred Stock	4,046	4,046
Securities Lending Collateral	4,148	4,148
Money Market Mutual Fund	3,774	3,774
Total Investments	$168,323	$168,323
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2021.
There were no transfers into or out of Level 3 related to securities held at December 31, 2021.
See Notes to Financial Statements

Strategic Allocation Series
SCHEDULE OF INVESTMENTS
December 31, 2021
($ reported in thousands)
	Par Value	Value
U.S. Government Securities—3.8%
U.S. Treasury Bonds
2.500%, 2/15/46	$ 1,484	$ 1,639
3.000%, 8/15/48	485	594
1.250%, 5/15/50	145	123
1.375%, 8/15/50	595	521
1.875%, 2/15/51	845	836
2.000%, 8/15/51	50	51
U.S. Treasury Notes
0.125%, 5/31/22	110	110
1.250%, 8/15/31	50	49
Total U.S. Government Securities (Identified Cost $3,497)		3,923

Municipal Bonds—1.1%
California—0.5%
San Diego County Regional Airport Authority Rental Car Center Project Series B - Taxable 5.594%, 7/1/43	275	303
Santa Clara Valley Water District Series B, Taxable 2.967%, 6/1/50	65	65
University of California, Series B-A, Taxable 4.428%, 5/15/48	75	83
		451

Idaho—0.1%
Idaho Health Facilities Authority St. Luke’s Health System Revenue Taxable 5.020%, 3/1/48	90	116
Illinois—0.0%
Sales Tax Securitization Corp. Series B, Second Lien, Taxable (BAM Insured) 3.411%, 1/1/43	10	11
Texas—0.2%
City of San Antonio, General Obligation Taxable 1.963%, 2/1/33	70	69
State of Texas, General Obligation Taxable 3.211%, 4/1/44	25	26
Texas Public Finance Authority Revenue Taxable 2.140%, 2/1/35	55	53
Texas Transportation Commission State Highway Fund Revenue Taxable 4.000%, 10/1/33	25	30
		178

Virginia—0.3%
City of Bristol, General Obligation Taxable (State AID Withholding Insured) 4.210%, 1/1/42	135	144
Tobacco Settlement Financing Corp. Revenue Taxable Series A-1, Taxable 6.706%, 6/1/46	190	200
		344

Total Municipal Bonds (Identified Cost $1,020)		1,100

	Par Value	Value

Foreign Government Securities—0.1%
Bolivarian Republic of Venezuela 9.375%, 1/13/34(1)	$ 65	$ 4
United Mexican States 4.750%, 3/8/44	54	59
Total Foreign Government Securities (Identified Cost $105)		63

Mortgage-Backed Securities—5.6%
Agency—0.2%
Federal National Mortgage Association
Pool #254007 6.500%, 10/1/31	1	1
Pool #656288 6.000%, 9/1/32	2	2
Pool #835144 5.000%, 10/1/35	11	12
Pool #882224 6.000%, 9/1/36	1	1
Pool #914724 5.500%, 4/1/37	2	3
Pool #940524 5.500%, 7/1/37	8	9
Pool #949301 6.000%, 10/1/37	2	2
Pool #975097 5.000%, 6/1/38	8	9
Pool #929637 5.500%, 6/1/38	1	2
Pool #986012 5.500%, 6/1/38	2	2
Pool #994383 5.500%, 11/1/38	5	6
Pool #991124 5.000%, 1/1/39	2	2
Pool #994322 6.000%, 1/1/39	3	3
Pool #AA4418 4.500%, 3/1/39	4	5
Pool #AA4434 5.000%, 3/1/39	4	4
Pool #AA4436 6.000%, 3/1/39	4	4
Pool #CA4128 3.000%, 9/1/49	37	39
Pool #MA3803 3.500%, 10/1/49	74	78
Government National Mortgage Association
Pool #351336 6.500%, 12/15/23	— (2)	—(2)
Pool #385198 6.500%, 2/15/24	4	4
Pool #563381 6.500%, 11/15/31	9	10
		198

Non-Agency—5.4%
ACRES Commercial Realty Corp. 2020-RSO8, A (SOFR30A + 1.264%, Cap N/A, Floor 1.150%) 144A 1.314%, 3/15/35(3)(4)	1	1
See Notes to Financial Statements

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
Ajax Mortgage Loan Trust 2019-D, A1 144A 2.956%, 9/25/65(3)(4)	$ 55	$ 55
American Homes 4 Rent Trust
2015-SFR1, A 144A 3.467%, 4/17/52(3)	96	101
2015-SFR2, C 144A 4.691%, 10/17/52(3)	110	118
AMSR Trust
2020-SFR1, B 144A 2.120%, 4/17/37(3)	100	99
2020-SFR2, D 144A 3.282%, 7/17/37(3)	100	101
Angel Oak Mortgage Trust 2021-8, A1 144A 1.820%, 11/25/66(3)(4)	50	50
Arroyo Mortgage Trust
2019-1, A1 144A 3.805%, 1/25/49(3)(4)	37	37
2019-2, A1 144A 3.347%, 4/25/49(3)(4)	35	36
Bayview Opportunity Master Fund IVa Trust 2016-SPL1, B1 144A 4.250%, 4/28/55(3)	100	102
Bayview Opportunity Master Fund IVb Trust 2016-SPL2, B1 144A 4.250%, 6/28/53(3)(4)	100	102
BX Trust
2018-GW, B (1 month LIBOR + 1.020%, Cap N/A, Floor 1.020%) 144A 1.130%, 5/15/35(3)(4)	125	124
2019-OC11, D 144A 4.075%, 12/9/41(3)(4)	80	82
CF Hippolyta LLC 2020-1, A1 144A 1.690%, 7/15/60(3)	92	91
Citigroup Commercial Mortgage Trust 2015-GC27, A4 2.878%, 2/10/48	74	75
Citigroup Mortgage Loan Trust, Inc.
2014-A, A 144A 4.000%, 1/25/35(3)(4)	13	13
2019-IMC1, A1 144A 2.720%, 7/25/49(3)(4)	20	20
2015-A, A1 144A 3.500%, 6/25/58(3)(4)	1	1
COLT Trust 2020-RPL1, A1 144A 1.390%, 1/25/65(3)(4)	80	78
COMM Mortgage Trust 2020-CBM, B 144A 3.099%, 2/10/37(3)	70	70
Corevest American Finance Trust 2020-1, A1 144A 1.832%, 3/15/50(3)	81	81
Credit Suisse Mortgage Capital Certificates 2019-ICE4, A (1 month LIBOR + 0.980%, Cap N/A, Floor 0.980%) 144A 1.090%, 5/15/36(3)(4)	100	100
Credit Suisse Mortgage Capital Trust
2020-RPL4, A1 144A 2.000%, 1/25/60(3)(4)	68	68
2021-NQM1, A1 144A 0.809%, 5/25/65(3)(4)	64	63
2013-HYB1, A16 144A 2.964%, 4/25/43(3)(4)	— (2)	—(2)
Dominion Mortgage Trust 2021-RTL1, A1 144A 2.487%, 7/25/27(3)(4)	100	99
FirstKey Homes Trust
2020-SFR2, B 144A 1.567%, 10/19/37(3)	115	112
	Par Value	Value

Non-Agency—continued
2021-SFR1, D 144A 2.189%, 8/17/38(3)	$ 75	$ 74
Galton Funding Mortgage Trust
2017-1, A21 144A 3.500%, 7/25/56(3)(4)	9	9
2020-H1, A1 144A 2.310%, 1/25/60(3)(4)	12	12
GCAT Trust 2020-NQM1, A1 144A 2.247%, 1/25/60(3)(4)	23	23
GS Mortgage Securities Trust 2020-GC45, AS 3.173%, 2/13/53(4)	80	85
GS Mortgage-Backed Securities Trust 2020-NQM1, A3 144A 2.352%, 9/27/60(3)(4)	40	40
Home Partners of America Trust 2020-2, A 144A 1.532%, 1/17/41(3)	85	82
JPMorgan Chase Mortgage Trust
2014-2, 2A2 144A 3.500%, 6/25/29(3)(4)	30	30
2005-A5, 1A2 2.460%, 8/25/35(4)	7	7
2016-SH1, M2 144A 3.750%, 4/25/45(3)(4)	32	32
2016-SH2, M2 144A 3.750%, 12/25/45(3)(4)	37	38
2017-5, A1 144A 3.063%, 10/26/48(3)(4)	60	62
JPMorgan Chase WaMu Mortgage Pass-Through Certificates Trust 2003-AR6, A1 2.561%, 6/25/33(4)	16	16
Mello Warehouse Securitization Trust 2021-2, C (1 month LIBOR + 1.100%, Cap N/A, Floor 1.100%) 144A 1.202%, 4/25/55(3)(4)	25	25
MetLife Securitization Trust
2017-1A, M1 144A 3.480%, 4/25/55(3)(4)	100	103
2019-1A, A1A 144A 3.750%, 4/25/58(3)(4)	41	41
Mill City Mortgage Loan Trust 2019-1, M2 144A 3.500%, 10/25/69(3)(4)	100	105
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22, AS 3.561%, 4/15/48	225	232
New Residential Mortgage Loan Trust
2014-1A, A 144A 3.750%, 1/25/54(3)(4)	28	29
2015-2A, A1 144A 3.750%, 8/25/55(3)(4)	50	53
2016-1A, A1 144A 3.750%, 3/25/56(3)(4)	22	23
2016-3A, A1 144A 3.750%, 9/25/56(3)(4)	28	29
2016-3A, B1 144A 4.000%, 9/25/56(3)(4)	91	96
2016-4A, A1 144A 3.750%, 11/25/56(3)(4)	78	82
2016-4A, B1A 144A 4.500%, 11/25/56(3)(4)	81	86
2021-NQ2R, A1 144A 0.941%, 10/25/58(3)(4)	61	61
2020-1A, A1B 144A 3.500%, 10/25/59(3)(4)	60	63
See Notes to Financial Statements

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
2016-2A, A1 144A 3.750%, 11/26/35(3)(4)	$ 63	$ 66
NewRez Warehouse Securitization Trust 2021-1, C (1 month LIBOR + 1.050%, Cap N/A, Floor 1.050%) 144A 1.152%, 5/25/55(3)(4)	35	35
NLT Trust 2021-INV2, A1 144A 1.162%, 8/25/56(3)(4)	96	94
OBX Trust
2019-INV1, A3 144A 4.500%, 11/25/48(3)(4)	16	17
2021-NQM3, A1 144A 1.054%, 7/25/61(3)(4)	46	45
Preston Ridge Partners Mortgage LLC
2020-6, A1 144A 2.363%, 11/25/25(3)(4)	73	72
2021-2, A1 144A 2.115%, 3/25/26(3)(4)	83	83
2021-3, A1 144A 1.867%, 4/25/26(3)(4)	88	88
Progress Residential Trust 2021-SFR3, D 144A 2.288%, 5/17/26(3)	100	98
Provident Funding Mortgage Trust 2019-1, A2 144A 3.000%, 12/25/49(3)(4)	24	24
RCKT Mortgage Trust 2020-1, A1 144A 3.000%, 2/25/50(3)(4)	31	31
Residential Mortgage Loan Trust 2019-2, A1 144A 2.913%, 5/25/59(3)(4)	19	19
Roc Mortgage Trust 2021-RTL1, A1 144A 2.487%, 8/25/26(3)(4)	100	99
SG Residential Mortgage Trust
2019-3, A1 144A 2.703%, 9/25/59(3)(4)	25	25
2021-1, A3 144A 1.560%, 7/25/61(3)(4)	43	43
Towd Point Mortgage Trust
2016-3, M1 144A 3.500%, 4/25/56(3)(4)	145	149
2017-4, A2 144A 3.000%, 6/25/57(3)(4)	100	103
2018-6, A2 144A 3.750%, 3/25/58(3)(4)	110	115
2019-4, A2 144A 3.250%, 10/25/59(3)(4)	100	104
2020-MH1, A2 144A 2.500%, 2/25/60(3)(4)	100	99
2021-1, A2 144A 2.750%, 11/25/61(3)(4)	100	103
Tricon American Homes Trust 2019-SFR1, C 144A 3.149%, 3/17/38(3)	100	102
Tricon Residential Trust 2021-SFR1, B 144A 2.244%, 7/17/38(3)	100	99
TVC Mortgage Trust 2020-RTL1, A1 144A 3.474%, 9/25/24(3)	100	100
VCAT LLC
2021-NPL2, A1 144A 2.115%, 3/27/51(3)(4)	77	77
2021-NPL3, A1 144A 1.743%, 5/25/51(3)(4)	84	83
Vericrest Opportunity Loan Trust XCII LLC 2021-NPL1, A1 144A 1.893%, 2/27/51(3)(4)	81	81
Visio Trust 2020-1R, A2 144A 1.567%, 11/25/55(3)	55	55
	Par Value	Value

Non-Agency—continued
Wells Fargo Commercial Mortgage Trust 2014-C24, AS 3.931%, 11/15/47	$ 40	$ 42
Wells Fargo Mortgage Backed Securities Trust 2020-4, A1 144A 3.000%, 7/25/50(3)(4)	37	37
		5,605

Total Mortgage-Backed Securities (Identified Cost $5,777)		5,803

Asset-Backed Securities—2.4%
Automobiles—1.3%
ACC Auto Trust 2021-A, B 144A 1.790%, 4/15/27(3)	65	64
American Credit Acceptance Receivables Trust
2019-2, C 144A 3.170%, 6/12/25(3)	22	22
2021-3, C 144A 0.980%, 11/15/27(3)	65	64
AmeriCredit Automobile Receivables Trust 2020-3, C 1.060%, 8/18/26	85	85
Carvana Auto Receivables Trust 2021-N2, C 1.070%, 3/10/28	65	64
CPS Auto Receivables Trust 2019-D, E 144A 3.860%, 10/15/25(3)	60	62
Drive Auto Receivables Trust
2018-4, D 4.090%, 1/15/26	72	73
2019-4, C 2.510%, 11/17/25	67	67
Exeter Automobile Receivables Trust
2019-3A, C 144A 2.790%, 5/15/24(3)	47	47
2019-2A, C 144A 3.300%, 3/15/24(3)	27	27
2018-4A, D 144A 4.350%, 9/16/24(3)	83	85
Flagship Credit Auto Trust
2020-3, C 144A 1.730%, 9/15/26(3)	75	75
2021-1, C 144A 0.910%, 3/15/27(3)	85	84
GLS Auto Receivables Issuer Trust
2019-2A, B 144A 3.320%, 3/15/24(3)	44	45
2020-1A, B 144A 2.430%, 11/15/24(3)	115	116
GLS Auto Receivables Trust 2018-3A, C 144A 4.180%, 7/15/24(3)	124	126
Prestige Auto Receivables Trust 2019-1A, D 144A 3.010%, 8/15/25(3)	85	86
Skopos Auto Receivables Trust 2019-1A, C 144A 3.630%, 9/16/24(3)	95	96
United Auto Credit Securitization Trust 2021-1, C 144A 0.840%, 6/10/26(3)	80	80
		1,368

Consumer Loans—0.1%
Affirm Asset Securitization Trust 2021-A, A 144A 0.880%, 8/15/25(3)	100	100
See Notes to Financial Statements

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Credit Card—0.2%
Avant Credit Card Master Trust 2021-1A, A 144A 1.370%, 4/15/27(3)	$ 60	$ 59
Fair Square Issuance Trust 2020-AA, A 144A 2.900%, 9/20/24(3)	100	100
Genesis Private Label Amortizing Trust 2020-1, B 144A 2.830%, 7/20/30(3)(5)	36	37
		196

Other—0.8%
Amur Equipment Finance Receivables VI LLC 2018-2A, A2 144A 3.890%, 7/20/22(3)	9	9
Aqua Finance Trust 2019-A, C 144A 4.010%, 7/16/40(3)	100	102
Arby’s Funding LLC 2020-1A, A2 144A 3.237%, 7/30/50(3)	74	75
Bankers Healthcare Group Securitization Trust 2020-A, A 144A 2.560%, 9/17/31(3)	54	55
BXG Receivables Note Trust 2017-A, A 144A 2.950%, 10/4/32(3)	48	49
Cajun Global LLC 2021-1, A2 144A 3.931%, 11/20/51(3)	50	50
Dext ABS LLC
2020-1, A 144A 1.460%, 2/16/27(3)	51	50
2020-1, B 144A 1.920%, 11/15/27(3)	65	65
Diamond Resorts Owner Trust 2017-1A, A 144A 3.270%, 10/22/29(3)	16	16
Jersey Mike’s Funding 2019-1A, A2 144A 4.433%, 2/15/50(3)	80	84
Lendmark Funding Trust 2019-1A, A 144A 3.000%, 12/20/27(3)	100	101
Mariner Finance Issuance Trust 2019-AA, A 144A 2.960%, 7/20/32(3)	100	101
Octane Receivables Trust 2020-1A, A 144A 1.710%, 2/20/25(3)	43	43
Orange Lake Timeshare Trust 2019-A, B 144A 3.360%, 4/9/38(3)	42	43
		843

Student Loan—0.0%
SoFi Professional Loan Program LLC 2016-A, A2 144A 2.760%, 12/26/36(3)	10	10
Total Asset-Backed Securities (Identified Cost $2,503)		2,517

Corporate Bonds and Notes—7.5%
Communication Services—0.5%
CommScope, Inc. 144A 4.750%, 9/1/29(3)	40	40
Directv Financing LLC 144A 5.875%, 8/15/27(3)	20	21
Level 3 Financing, Inc. 144A 4.250%, 7/1/28(3)	65	64
ROBLOX Corp. 144A 3.875%, 5/1/30(3)	10	10
Sprint Spectrum Co. LLC 144A 5.152%, 3/20/28(3)	200	221
	Par Value	Value

Communication Services—continued
T-Mobile USA, Inc. 3.875%, 4/15/30	$ 90	$ 98
Verizon Communications, Inc. 2.550%, 3/21/31	36	36
		490

Consumer Discretionary—0.4%
American Builders & Contractors Supply Co., Inc. 144A 4.000%, 1/15/28(3)	60	61
Aramark Services, Inc. 144A 6.375%, 5/1/25(3)	30	31
Brunswick Corp. 2.400%, 8/18/31	46	44
Ford Motor Co.
3.250%, 2/12/32	16	16
4.750%, 1/15/43	20	22
Gap, Inc. (The) 144A 3.875%, 10/1/31(3)	25	25
General Motors Financial Co., Inc. 1.250%, 1/8/26	70	68
Hilton Grand Vacations Borrower Escrow LLC 144A 5.000%, 6/1/29(3)	25	26
M/I Homes, Inc. 4.950%, 2/1/28	65	68
Marriott International, Inc. Series HH 2.850%, 4/15/31	7	7
Marriott Ownership Resorts, Inc. 4.750%, 1/15/28	45	46
		414

Consumer Staples—0.2%
Albertsons Cos., Inc. 144A 3.500%, 3/15/29(3)	5	5
Anheuser-Busch InBev Worldwide, Inc. 4.000%, 4/13/28	85	94
BAT Capital Corp. 4.906%, 4/2/30	55	62
		161

Energy—0.6%
Boardwalk Pipelines LP 4.950%, 12/15/24	65	70
Cheniere Energy, Inc. 4.625%, 10/15/28	45	48
DCP Midstream Operating LP 3.250%, 2/15/32	20	20
DT Midstream, Inc. 144A 4.125%, 6/15/29(3)	35	36
EQM Midstream Partners LP
144A 6.000%, 7/1/25(3)	10	11
144A 6.500%, 7/1/27(3)	10	11
Flex Intermediate Holdco LLC 144A 3.363%, 6/30/31(3)	65	65
HollyFrontier Corp. 5.875%, 4/1/26	45	50
Kinder Morgan, Inc.
4.300%, 6/1/25	45	49
7.750%, 1/15/32	25	35
Patterson-UTI Energy, Inc. 5.150%, 11/15/29	50	51
Petroleos Mexicanos 6.500%, 3/13/27	40	43
See Notes to Financial Statements

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Energy—continued
Sabine Pass Liquefaction LLC 4.200%, 3/15/28	$ 60	$ 66
Targa Resources Partners LP 5.875%, 4/15/26	40	42
		597

Financials—3.3%
Allstate Corp. (The) Series B 5.750%, 8/15/53	145	151
Ally Financial, Inc. Series B 4.700% (6)	52	54
Ares Finance Co. LLC 144A 4.000%, 10/8/24(3)	140	146
Ascot Group Ltd. 144A 4.250%, 12/15/30(3)	65	67
Athene Global Funding 144A 2.450%, 8/20/27(3)	70	71
Bank of America Corp.
2.687%, 4/22/32	200	203
2.482%, 9/21/36	65	63
Bank of New York Mellon Corp. (The) Series G 4.700% (6)	65	69
Blackstone Private Credit Fund 144A 2.625%, 12/15/26(3)	39	38
Blue Owl Finance LLC 144A 3.125%, 6/10/31(3)	65	64
Brighthouse Financial, Inc. 5.625%, 5/15/30	47	56
Brookfield Finance, Inc. 3.900%, 1/25/28	115	126
Capital One Financial Corp. 2.359%, 7/29/32	48	45
Charles Schwab Corp. (The) Series H 4.000% (6)	70	71
Citadel LP 144A 4.875%, 1/15/27(3)	65	69
Citigroup, Inc.
3.200%, 10/21/26	171	181
3.980%, 3/20/30	165	182
Coinbase Global, Inc. 144A 3.625%, 10/1/31(3)	50	46
Goldman Sachs Group, Inc. (The) 4.250%, 10/21/25	195	213
Icahn Enterprises LP 6.250%, 5/15/26	85	89
JPMorgan Chase & Co. 1.953%, 2/4/32	150	144
Ladder Capital Finance Holdings LLLP 144A 4.250%, 2/1/27(3)	35	35
Liberty Mutual Group, Inc.
144A 4.569%, 2/1/29(3)	116	133
144A 4.125%, 12/15/51(3)	50	50
Lincoln National Corp. (3 month LIBOR + 2.040%) 2.172%, 4/20/67(4)	85	73
MetLife, Inc. Series G 3.850% (6)	75	77
Morgan Stanley
3.125%, 7/27/26	125	132
6.375%, 7/24/42	100	151
Navient Corp. 5.500%, 3/15/29	5	5
	Par Value	Value

Financials—continued
OneMain Finance Corp. 7.125%, 3/15/26	$ 40	$ 46
Prudential Financial, Inc.
5.875%, 9/15/42	100	102
5.625%, 6/15/43	65	68
Santander Holdings USA, Inc. 4.400%, 7/13/27	100	110
Texas Capital Bancshares, Inc. 4.000%, 5/6/31	75	78
Wells Fargo & Co.
2.393%, 6/2/28	135	137
Series BB 3.900%(6)	105	108
		3,453

Health Care—0.3%
Avantor Funding, Inc. 144A 3.875%, 11/1/29(3)	10	10
Baxter International, Inc. 144A 2.539%, 2/1/32(3)	70	71
HCA, Inc. 5.250%, 6/15/49	50	64
Illumina, Inc. 2.550%, 3/23/31	57	57
Molina Healthcare, Inc. 144A 3.875%, 5/15/32(3)	50	51
Mozart Debt Merger Sub, Inc. 144A 3.875%, 4/1/29(3)	15	15
Tenet Healthcare Corp. 144A 7.500%, 4/1/25(3)	5	5
Universal Health Services, Inc. 144A 2.650%, 1/15/32(3)	45	44
		317

Industrials—0.3%
Avolon Holdings Funding Ltd. 144A 4.375%, 5/1/26(3)	55	59
Boeing Co. (The) 5.930%, 5/1/60	18	25
British Airways Pass-Through Trust 2021-1, A 144A 2.900%, 3/15/35(3)	55	55
Huntington Ingalls Industries, Inc. 144A 2.043%, 8/16/28(3)	66	65
Standard Industries, Inc. 144A 4.375%, 7/15/30(3)	10	10
TransDigm, Inc. 144A 6.250%, 3/15/26(3)	35	36
Vertiv Group Corp. 144A 4.125%, 11/15/28(3)	50	50
		300

Information Technology—0.7%
CDW LLC 3.569%, 12/1/31	51	53
Citrix Systems, Inc. 3.300%, 3/1/30	110	112
Consensus Cloud Solutions, Inc.
144A 6.000%, 10/15/26(3)	5	5
144A 6.500%, 10/15/28(3)	10	11
Flex Ltd. 3.750%, 2/1/26	56	60
See Notes to Financial Statements

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Information Technology—continued
HP, Inc. 3.400%, 6/17/30	$ 90	$ 95
Kyndryl Holdings, Inc. 144A 2.700%, 10/15/28(3)	37	36
Leidos, Inc. 2.300%, 2/15/31	80	77
Motorola Solutions, Inc. 4.600%, 5/23/29	100	114
Science Applications International Corp. 144A 4.875%, 4/1/28(3)	55	56
TD SYNNEX Corp. 144A 2.375%, 8/9/28(3)	80	78
		697

Materials—0.2%
Celanese US Holdings LLC 3.500%, 5/8/24	70	73
Glatfelter Corp. 144A 4.750%, 11/15/29(3)	50	52
Glencore Funding LLC 144A 2.850%, 4/27/31(3)	75	74
International Flavors & Fragrances, Inc. 144A 2.300%, 11/1/30(3)	60	59
		258

Real Estate—0.8%
EPR Properties 4.750%, 12/15/26	120	128
GLP Capital LP
5.750%, 6/1/28	100	116
3.250%, 1/15/32	6	6
Kite Realty Group Trust 4.750%, 9/15/30	70	77
MPT Operating Partnership LP
5.000%, 10/15/27	35	37
4.625%, 8/1/29	15	16
3.500%, 3/15/31	45	46
Office Properties Income Trust 4.500%, 2/1/25	135	142
Phillips Edison Grocery Center Operating Partnership I LP 2.625%, 11/15/31	65	63
Retail Opportunity Investments Partnership LP 4.000%, 12/15/24	105	110
Service Properties Trust 4.500%, 3/15/25	105	102
		843

Utilities—0.2%
Exelon Corp. 3.497%, 6/1/22	24	24
Puget Energy, Inc. 2.379%, 6/15/28	39	38
Southern Co. (The) Series 21-A 3.750%, 9/15/51	69	69
Texas Competitive Electric Holdings Co. 144A 11.500%, 10/1/49(3)(5)	65	—
	Par Value	Value

Utilities—continued
Vistra Corp. 144A 8.000%, 10/15/26(3)(6)	$ 45	$ 48
		179

Total Corporate Bonds and Notes (Identified Cost $7,475)		7,709

Leveraged Loans—1.4%
Aerospace—0.2%
Brown Group Holding LLC Tranche B (3 month LIBOR + 2.750%) 3.000%, 6/7/28(4)	37	37
KKR Apple Bidco LLC (1 month LIBOR + 3.000%) 3.500%, 9/22/28(4)	50	50
Mileage Plus Holdings, LLC (3 month LIBOR + 5.250%) 6.250%, 6/21/27(4)	60	63
TransDigm, Inc. Tranche E (1 month LIBOR + 2.250%) 2.354%, 5/30/25(4)	34	33
		183

Chemicals—0.1%
Ineos U.S. Finance LLC 2024 (3 month LIBOR + 2.000%) 2.090%, 4/1/24(4)	69	69
Ineos U.S. Petrochem LLC 2026, Tranche B (1 month LIBOR + 2.750%) 3.250%, 1/29/26(4)	40	40
Trinseo Materials Operating SCA 2021 (1 month LIBOR + 2.500%) 2.590%, 5/3/28(4)	40	39
		148

Consumer Durables—0.1%
Resideo Funding, Inc. Tranche B (1 month LIBOR + 2.250%) 2.750%, 2/11/28(4)	30	30
Restoration Hardware, Inc. Tranche B (3 month LIBOR + 2.500%) 3.000%, 10/20/28(4)	25	25
		55

Energy—0.1%
DT Midstream, Inc. (3 month LIBOR + 2.000%) 2.500%, 6/26/28(4)	15	15
Oryx Midstream Services Permian Basin LLC Tranche B (3 month LIBOR + 3.250%) 3.750%, 10/5/28(4)	50	50
Paragon Offshore Finance Co. (3 month PRIME + 0.000%) 3.250%, 7/16/21(1)(4)(5)	— (2)	—
		65

Financial—0.1%
Avolon TLB Borrower 1 U.S. LLC Tranche B-5 (1 month LIBOR + 2.250%) 2.750%, 12/1/27(4)	30	30
Citadel Securities LP 2021 (3 month LIBOR + 2.500%) 2.604%, 2/2/28(4)	54	54
		84

See Notes to Financial Statements

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Par Value	Value

Food / Tobacco—0.1%
Aramark Services, Inc. Tranche B-4 (1 month LIBOR + 1.750%) 1.851%, 1/15/27(4)	$ 14	$ 14
Hostess Brands LLC 2019, Tranche B (1 month LIBOR + 2.250%) 3.000%, 8/3/25(4)	50	49
JBS USA Lux S.A. (1 month LIBOR + 2.000%) 2.102%, 5/1/26(4)	54	54
		117

Forest Prod / Containers—0.0%
Berry Global, Inc. Tranche Z (2 month LIBOR + 1.750%) 1.864%, 7/1/26(4)	49	48
Gaming / Leisure—0.1%
Aristocrat Technologies, Inc. (3 month LIBOR + 3.750%) 4.750%, 10/19/24(4)	20	20
Hilton Grand Vacations Borrower LLC (1 month LIBOR + 3.000%) 3.500%, 8/2/28(4)	5	5
Hilton Worldwide Finance LLC Tranche B-2 (1 month LIBOR + 1.750%) 1.852%, 6/22/26(4)	55	55
Station Casinos LLC Tranche B-1 (1 month LIBOR + 2.250%) 2.500%, 2/8/27(4)	19	19
UFC Holdings LLC Tranche B-3 (6 month LIBOR + 2.750%) 3.500%, 4/29/26(4)	25	25
		124

Health Care—0.2%
Agiliti Health, Inc. (3 month LIBOR + 2.750%) 2.875%, 1/4/26(4)	15	15
Bausch Health Cos., Inc. (1 month LIBOR + 3.000%) 3.104%, 6/2/25(4)	3	3
Elanco Animal Health, Inc. (3 month LIBOR + 1.750%) 1.849%, 8/1/27(4)	49	49
ICU Medical, Inc. Tranche B (3 month SOFR + 2.500%) 0.000%, 12/14/28(4)(7)	5	5
IQVIA, Inc. Tranche B-3 (3 month LIBOR + 1.750%) 1.974%, 6/11/25(4)	63	63
LifePoint Health, Inc. Tranche B, First Lien (1 month LIBOR + 3.750%) 3.852%, 11/16/25(4)	45	44
Medline Borrower LP 2021 (1 month LIBOR + 3.250%) 3.750%, 10/23/28(4)	15	15
		194

Housing—0.1%
Quikrete Holdings, Inc. Tranche B-1 (3 month LIBOR + 3.000%) 0.000%, 6/11/28(4)(7)	35	35
Standard Industries, Inc. Tranche B-2 (3 month LIBOR + 2.500%) 3.000%, 9/22/28(4)	42	42
		77

Information Technology—0.1%
CCC Intelligent Solutions, Inc. (3 month LIBOR + 2.500%) 3.000%, 9/21/28(4)	30	30
	Par Value	Value

Information Technology—continued
Tenable, Inc. (3 month LIBOR + 2.750%) 3.250%, 7/7/28(4)	$ 55	$ 55
		85

Manufacturing—0.0%
NCR Corp. (3 month LIBOR + 2.500%) 2.630%, 8/28/26(4)	44	44
Media / Telecom - Broadcasting—0.0%
Nexstar Broadcasting, Inc. Tranche B-4 (3 month LIBOR + 2.500%) 2.599%, 9/18/26(4)	43	43
Media / Telecom - Cable/Wireless Video—0.1%
CSC Holdings LLC 2018 (3 month LIBOR + 2.250%) 2.360%, 1/15/26(4)	63	62
Virgin Media Bristol LLC Tranche Q (1 month LIBOR + 3.250%) 3.360%, 1/31/29(4)	10	10
		72

Media / Telecom - Telecommunications—0.0%
CenturyLink, Inc. Tranche B (1 month LIBOR + 2.250%) 2.354%, 3/15/27(4)	20	19
Cincinnati Bell, Inc. Tranche B-2 (3 month Term SOFR + 3.250%) 3.750%, 11/17/28(4)	5	5
		24

Media / Telecom - Wireless Communications—0.0%
SBA Senior Finance II LLC Tranche B (1 month LIBOR + 1.750%) 1.860%, 4/11/25(4)	39	38
Retail—0.0%
PetsMart LLC Tranche B-9 (3 month LIBOR + 3.750%) 4.500%, 2/11/28(4)	25	25
Service—0.1%
APi Group DE, Inc. 2021 (3 month LIBOR + 2.750%) 0.000%, 12/18/28(4)(7)	5	5
WEX, Inc. Tranche B (1 month LIBOR + 2.250%) 2.354%, 3/31/28(4)	50	49
		54

Total Leveraged Loans (Identified Cost $1,480)		1,480

	Shares
Preferred Stocks—0.2%
Financials—0.1%
MetLife, Inc. Series D, 5.875%	40 (8)	45
Truist Financial Corp. Series Q, 5.100%	70 (8)	78
		123

See Notes to Financial Statements

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Shares	Value

Industrials—0.1%
General Electric Co. Series D, (3 month LIBOR + 3.330%), 3.533%(4)	90 (8)	$ 89
Total Preferred Stocks (Identified Cost $200)		212

Common Stocks—74.7%
Communication Services—10.6%
Adevinta ASA Class B(9)	17,148	228
Ascential plc(9)	78,297	427
Auto Trader Group plc	73,031	732
Dayamitra Telekomunikasi PT(9)	4,576,000	267
Infrastrutture Wireless Italiane SpA	46,785	569
MarkLines Co., Ltd.	2,902	70
Meta Platforms, Inc. Class A(9)	10,894	3,664
Netflix, Inc.(9)	3,606	2,172
New Work SE	1,423	352
Rightmove plc	74,365	800
Tencent Holdings Ltd. Unsponsored ADR	11,791	687
Yandex N.V. Class A(9)	3,948	239
ZoomInfo Technologies, Inc. Class A(9)	10,837	696
		10,903

Consumer Discretionary—13.2%
Airbnb, Inc. Class A(9)	5,140	856
Alibaba Group Holding Ltd. Sponsored ADR(9)	4,892	581
Allegro.eu S.A.(9)	35,335	341
Amazon.com, Inc.(9)	1,515	5,051
Home Depot, Inc. (The)	2,568	1,066
Marriott International, Inc. Class A(9)	4,928	814
Max Stock Ltd.	61,367	219
MercadoLibre, Inc.(9)	978	1,319
Mercari, Inc.(9)	7,000	357
NIKE, Inc. Class B	11,145	1,857
Redbubble Ltd.(9)	124,647	297
Ross Stores, Inc.	7,240	827
Vasta Platform Ltd. Class A(9)	20,501	87
		13,672

Consumer Staples—3.5%
BIM Birlesik Magazalar AS	46,334	215
Estee Lauder Cos., Inc. (The) Class A	2,309	855
Heineken Malaysia Bhd	28,800	144
McCormick & Co., Inc. Non-voting Shares	5,826	563
Monster Beverage Corp.(9)	8,816	846
Procter & Gamble Co. (The)	5,975	977
		3,600

Energy—0.5%
Frontera Energy Corp.(9)	1,088	9
Pason Systems, Inc.	52,809	482
		491

Financials—5.2%
Bank of America Corp.	29,636	1,319
CME Group, Inc. Class A	2,558	584
Gruppo Mutuionline SpA	7,716	389
Hargreaves Lansdown plc	17,524	321
Kaspi.KZ JSC GDR, 144A(3)	4,552	528
MarketAxess Holdings, Inc.	1,996	821
	Shares	Value

Financials—continued
Mortgage Advice Bureau Holdings Ltd.	19,798	$ 389
Nordnet AB publ	16,758	322
Progressive Corp. (The)	3,805	391
Sabre Insurance Group plc	61,675	153
VNV Global AB(9)	17,779	206
		5,423

Health Care—4.3%
Danaher Corp.	4,810	1,583
Haw Par Corp., Ltd.	40,900	344
HealthEquity, Inc.(9)	5,494	243
Nakanishi, Inc.	8,500	157
Zoetis, Inc. Class A	8,753	2,136
		4,463

Industrials—8.9%
Boa Vista Servicos S.A.	101,179	109
BTS Group AB Class B	1,705	76
CAE, Inc.(9)	16,433	415
CoStar Group, Inc.(9)	13,863	1,096
Enento Group Oyj(9)	5,731	215
Equifax, Inc.	2,577	754
Fair Isaac Corp.(9)	1,457	632
Haitian International Holdings Ltd.	142,188	395
HeadHunter Group plc ADR	17,599	899
Knorr-Bremse AG	4,667	462
Marel HF	73,414	496
Meitec Corp.	4,900	288
MTU Aero Engines AG	1,880	384
Roper Technologies, Inc.	2,290	1,126
Rotork plc	33,074	160
S-1 Corp.	7,585	472
Uber Technologies, Inc.(9)	23,755	996
Voltronic Power Technology Corp.	3,330	186
		9,161

Information Technology—27.5%
Accenture plc Class A	3,295	1,366
Alten S.A.	2,855	515
Amphenol Corp. Class A	20,387	1,783
Avalara, Inc.(9)	11,773	1,520
Bill.com Holdings, Inc.(9)	21,288	5,304
Bouvet ASA	42,142	361
Brockhaus Technologies AG(9)	5,054	132
DocuSign, Inc.(9)	2,328	355
Duck Creek Technologies, Inc.(9)	29,135	877
FDM Group Holdings plc	14,736	254
Fineos Corp., Ltd. CDI(9)	24,069	81
MongoDB, Inc. Class A(9)	1,307	692
NVIDIA Corp.	19,344	5,689
Paycom Software, Inc.(9)	5,659	2,349
SimCorp A/S	1,289	141
Snowflake, Inc. Class A(9)	2,959	1,002
Trade Desk, Inc. (The) Class A(9)	18,800	1,723
Visa, Inc. Class A	11,835	2,565
Webcash Corp.	3,971	89
Workday, Inc. Class A(9)	5,827	1,592
		28,390

Materials—1.0%
Corp. Moctezuma SAB de C.V.	63,313	202
See Notes to Financial Statements

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
	Shares	Value

Materials—continued
Ecolab, Inc.	3,359	$ 788
		990

Total Common Stocks (Identified Cost $33,556)		77,093

Exchange-Traded Fund—0.1%
VanEck High Yield Muni ETF(10)(11)	1,151	72
Total Exchange-Traded Fund (Identified Cost $72)		72

Rights—0.0%
Utilities—0.0%
Vistra Energy Corp.(5)(9)	1,084	2
Total Rights (Identified Cost $1)		2

Warrant—0.0%
Financials—0.0%
VNV Global AB(9)	12,500	18
Total Warrant (Identified Cost $—)		18

Total Long-Term Investments—96.9% (Identified Cost $55,686)		99,992

Short-Term Investment—2.9%
Money Market Mutual Fund—2.9%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(10)	3,011,164	3,011
Total Short-Term Investment (Identified Cost $3,011)		3,011

Securities Lending Collateral—0.1%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(10)(12)	71,846	72
Total Securities Lending Collateral (Identified Cost $72)		72

TOTAL INVESTMENTS—99.9% (Identified Cost $58,769)		$103,075
Other assets and liabilities, net—0.1%		82
NET ASSETS—100.0%		$103,157
Abbreviations:
ABS	Asset-Backed Securities
ADR	American Depositary Receipt
BAM	Build America Municipal Insured
CDI	CREST Depositary Interest
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
GS	Goldman Sachs & Co.
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LLLP	Limited Liability Limited Partnership
LP	Limited Partnership
SOFR	Secured Overnight Financing Rate
SOFR30A	Secured Overnight Financing Rate 30 Day Average
WaMu	Washington Mutual

Footnote Legend:
(1)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(2)	Amount is less than $500.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, these securities amounted to a value of $10,140 or 9.8% of net assets.
(4)	Variable rate security. Rate disclosed is as of December 31, 2021. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(5)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(6)	No contractual maturity date.
(7)	This loan will settle after December 31, 2021, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(8)	Value shown as par value.
(9)	Non-income producing.
(10)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(11)	All or a portion of security is on loan.
(12)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United States	83%
United Kingdom	3
Brazil	2
Germany	1
China	1
Russia	1
Canada	1
Other	8
Total	100%
† % of total investments as of December 31, 2021.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021
($ reported in thousands)
The following table summarizes the market value of the Series’ investments as of December 31, 2021, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Asset-Backed Securities	$ 2,517	$ —	$ 2,480	$37
Corporate Bonds and Notes	7,709	—	7,709	— (1)
Foreign Government Securities	63	—	63	—
Leveraged Loans	1,480	—	1,480	— (1)
Mortgage-Backed Securities	5,803	—	5,803	—
Municipal Bonds	1,100	—	1,100	—
U.S. Government Securities	3,923	—	3,923	—
Equity Securities:
Common Stocks	77,093	77,093	—	—
Preferred Stocks	212	—	212	—
Rights	2	—	—	2
Warrant	18	18	—	—
Securities Lending Collateral	72	72	—	—
Exchange-Traded Fund	72	72	—	—
Money Market Mutual Fund	3,011	3,011	—	—
Total Investments	$103,075	$80,266	$22,770	$39

(1)	Includes internally fair valued securities currently priced at zero ($0).
Securities held by the Series with an end of period value of $39 were transferred from Level 2 to Level 3 due to a decrease in trading activities at period end.
Some of the Series’ investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the total value of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and valuation inputs are not shown for the period ended December 31, 2021.
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2021
(Reported in thousands except shares and per share amounts)
	Duff & Phelps Real Estate Securities Series	KAR Capital Growth Series	KAR Equity Income Series	KAR Small-Cap Growth Series
Assets
Investment in securities at value(1)	$ 119,509	$ 316,788	$ 102,413	$ 127,901
Foreign currency at value(2)	—	—	—	— (a)
Cash	50	100	100	100
Receivables
Investment securities sold	—	—	—	440
Series shares sold	94	—	7	178
Dividends	266	87	188	15
Tax reclaims	—	—	47	—
Prepaid expenses	— (a)	1	— (a)	1
Other assets	292	801	254	323
Total assets	120,211	317,777	103,009	128,958
Liabilities
Payables
Series shares repurchased	297	317	48	15
Investment securities purchased	—	—	—	11
Investment advisory fees	68	172	52	78
Distribution and service fees	23	67	21	25
Administration and accounting fees	10	27	9	11
Transfer agent fees and expenses	— (a)	— (a)	— (a)	— (a)
Professional fees	25	23	23	22
Trustee deferred compensation plan	292	801	254	323
Interest expense and/or commitment fees	— (a)	— (a)	— (a)	— (a)
Other accrued expenses	13	38	11	16
Total liabilities	728	1,445	418	501
Net Assets	$ 119,483	$ 316,332	$ 102,591	$ 128,457
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 68,405	$ 84,246	$ 83,839	$ 57,726
Accumulated earnings (loss)	51,078	232,086	18,752	70,731
Net Assets	$ 119,483	$ 316,332	$ 102,591	$ 128,457
Net Assets:
Class A	$ 111,162	$ 316,332	$ 102,591	$ 118,751
Class I	$ 8,321	$ —	$ —	$ 9,706
Shares of Beneficial Interest Outstanding $1 par value, unlimited authorization:
Class A	4,390,043	6,434,892	8,074,747	3,283,519
Class I	328,806	—	—	257,578
Net Asset Value Per Share:(b)
Class A	$ 25.32	$ 49.16	$ 12.71	$ 36.17
Class I	$ 25.31	$ —	$ —	$ 37.68

(1) Investment in securities at cost	$ 69,441	$ 89,070	$ 83,854	$ 58,447
(2) Foreign currency at cost	$ —	$ —	$ —	$ —(a)

(a)	Amount is less than $500.
(b)	Net Asset Value Per Share is calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2021
(Reported in thousands except shares and per share amounts)
	KAR Small-Cap Value Series	Newfleet Multi-Sector Intermediate Bond Series	SGA International Growth Series	Strategic Allocation Series
Assets
Investment in securities at value(1)(2)	$ 91,790	$ 114,633	$ 168,323	$ 103,075
Foreign currency at value(3)	—	—	—	2
Cash	100	200	50	152
Receivables
Investment securities sold	—	463	—	8
Series shares sold	—	56	250	—
Dividends and interest	80	775	24	170
Tax reclaims	—	—	186	10
Securities lending income	—	2	— (a)	— (a)
Prepaid expenses	— (a)	— (a)	— (a)	— (a)
Other assets	228	291	405	261
Total assets	92,198	116,420	169,238	103,678
Liabilities
Payables
Due to securities lending agent	—	—	1,096	—
Series shares repurchased	69	111	1	15
Investment securities purchased	91	1,059	—	53
Foreign capital gains tax	—	—	112	—
Collateral on securities loaned	—	1,573	4,148	72
Investment advisory fees	53	49	98	47
Distribution and service fees	19	24	34	22
Administration and accounting fees	8	10	14	8
Transfer agent fees and expenses	— (a)	— (a)	— (a)	— (a)
Professional fees	22	28	27	27
Trustee deferred compensation plan	228	291	405	261
Interest expense and/or commitment fees	— (a)	— (a)	— (a)	— (a)
Other accrued expenses	10	16	23	16
Unrealized depreciation on unfunded loan commitments	—	— (a)	—	—
Total liabilities	500	3,161	5,958	521
Net Assets	$ 91,698	$ 113,259	$ 163,280	$ 103,157
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 44,181	$ 115,810	$ 126,141	$ 58,162
Accumulated earnings (loss)	47,517	(2,551)	37,139	44,995
Net Assets	$ 91,698	$ 113,259	$ 163,280	$ 103,157
Net Assets:
Class A	$ 91,698	$ 111,758	$ 163,146	$ 103,157
Class I	$ —	$ 1,501	$ 134	$ —
Shares of Beneficial Interest Outstanding $1 par value, unlimited authorization:
Class A	4,611,691	11,883,932	11,329,705	5,894,692
Class I	—	159,828	9,274	—
Net Asset Value Per Share:(b)
Class A	$ 19.88	$ 9.40	$ 14.40	$ 17.50
Class I	$ —	$ 9.39	$ 14.44	$ —

(1) Investment in securities at cost	$ 46,952	$ 114,867	$ 134,068	$ 58,769
(2) Market value of securities on loan	$ —	$ 1,530	$ 4,022	$ 70
(3) Foreign currency at cost	$ —	$ —	$ —	$ 2

(a)	Amount is less than $500.
(b)	Net Asset Value Per Share is calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST
STATEMENTS OF OPERATIONS
YEAR ENDED December 31, 2021
($ reported in thousands)
	Duff & Phelps Real Estate Securities Series	KAR Capital Growth Series	KAR Equity Income Series	KAR Small-Cap Growth Series
Investment Income
Dividends	$ 1,780	$ 1,179	$ 3,418	$ 485
Securities lending, net of fees	—	2	2	— (1)
Foreign taxes withheld	—	—	(50)	—
Total investment income	1,780	1,181	3,370	485
Expenses
Investment advisory fees	712	2,185	715	1,149
Distribution and service fees, Class A	223	793	256	311
Administration and accounting fees	101	319	108	141
Transfer agent fees and expenses	— (1)	— (1)	— (1)	— (1)
Custodian fees	— (1)	1	—	1
Printing fees and expenses	23	61	20	28
Professional fees	26	29	24	25
Interest expense and/or commitment fees	1	2	1	1
Trustees’ fees and expenses	4	17	5	7
Miscellaneous expenses	7	20	11	10
Total expenses	1,097	3,427	1,140	1,673
Less net expenses reimbursed and/or waived by investment adviser(2)	(67)	(160)	(138)	(133)
Net expenses	1,030	3,267	1,002	1,540
Net investment income (loss)	750	(2,086)	2,368	(1,055)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	3,147	30,623	3,010	16,402
Foreign currency transactions	—	—	— (1)	2
Net change in unrealized appreciation (depreciation) on:
Investments	32,293	7,865	10,924	(8,625)
Net realized and unrealized gain (loss) on investments	35,440	38,488	13,934	7,779
Net increase (decrease) in net assets resulting from operations	$36,190	$36,402	$16,302	$ 6,724

(1)	Amount is less than $500.
(2)	See Note 3D in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED December 31, 2021
($ reported in thousands)
	KAR Small-Cap Value Series	Newfleet Multi-Sector Intermediate Bond Series	SGA International Growth Series	Strategic Allocation Series
Investment Income
Dividends	$ 1,150	$ 40	$ 1,717	$ 517
Interest	—	4,467	—	725
Securities lending, net of fees	—	12	6	1
Foreign taxes withheld	—	(1)	(139)	(32)
Total investment income	1,150	4,518	1,584	1,211
Expenses
Investment advisory fees	841	577	1,244	578
Distribution and service fees, Class A	234	285	414	263
Administration and accounting fees	100	121	171	111
Transfer agent fees and expenses	— (1)	— (1)	— (1)	— (1)
Custodian fees	— (1)	3	3	6
Printing fees and expenses	18	22	34	21
Professional fees	24	27	28	33
Interest expense and/or commitment fees	1	1	1	1
Trustees’ fees and expenses	5	6	9	5
Miscellaneous expenses	5	10	22	7
Total expenses	1,228	1,052	1,926	1,025
Less net expenses reimbursed and/or waived by investment adviser(2)	(199)	—	(34)	—
Plus net expenses recaptured(2)	—	1	—	6
Net expenses	1,029	1,053	1,892	1,031
Net investment income (loss)	121	3,465	(308)	180
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	12,170	1,444	14,664	7,523
Foreign currency transactions	—	(46)	1	(15)
Foreign capital gains tax	—	—	(17)	—
Net change in unrealized appreciation (depreciation) on:
Investments	4,470	(3,674)	(1,116)	(22)
Foreign currency transactions	—	— (1)	(5)	— (1)
Foreign capital gains tax	—	—	101	—
Net realized and unrealized gain (loss) on investments	16,640	(2,276)	13,628	7,486
Net increase (decrease) in net assets resulting from operations	$16,761	$ 1,189	$13,320	$7,666

(1)	Amount is less than $500.
(2)	See Note 3D in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Duff & Phelps Real Estate Securities Series		KAR Capital Growth Series
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$ 750	$ 931	$ (2,086)	$ (1,421)
Net realized gain (loss)	3,147	803	30,623	23,665
Net change in unrealized appreciation (depreciation)	32,293	(3,454)	7,865	87,283
Increase (decrease) in net assets resulting from operations	36,190	(1,720)	36,402	109,527
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(2,451)	(2,077)	(33,537)	(16,871)
Class I	(189)	(124)	—	—
Total dividends and distributions to shareholders	(2,640)	(2,201)	(33,537)	(16,871)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	7,813	(1,337)	(1,359)	(10,664)
Class I	2,227	1,934	—	—
Increase (decrease) in net assets from capital transactions	10,040	597	(1,359)	(10,664)
Net increase (decrease) in net assets	43,590	(3,324)	1,506	81,992
Net Assets
Beginning of period	75,893	79,217	314,826	232,834
End of Period	$ 119,483	$ 75,893	$ 316,332	$ 314,826
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	KAR Equity Income Series		KAR Small-Cap Growth Series
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$ 2,368	$ 1,327	$ (1,055)	$ (1,088)
Net realized gain (loss)	3,010	30,546	16,404	20,200
Net change in unrealized appreciation (depreciation)	10,924	(19,151)	(8,625)	24,256
Increase (decrease) in net assets resulting from operations	16,302	12,722	6,724	43,368
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(6,358)	(23,513)	(17,413)	(14,459)
Class I	—	—	(1,433)	(1,158)
Total dividends and distributions to shareholders	(6,358)	(23,513)	(18,846)	(15,617)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	(6,089)	12,342	3,568	3,730
Class I	—	—	(16)	1,931
Increase (decrease) in net assets from capital transactions	(6,089)	12,342	3,552	5,661
Net increase (decrease) in net assets	3,855	1,551	(8,570)	33,412
Net Assets
Beginning of period	98,736	97,185	137,027	103,615
End of Period	$ 102,591	$ 98,736	$ 128,457	$ 137,027
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	KAR Small-Cap Value Series		Newfleet Multi-Sector Intermediate Bond Series
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$ 121	$ 767	$ 3,465	$ 4,005
Net realized gain (loss)	12,170	6,840	1,398	983
Net change in unrealized appreciation (depreciation)	4,470	12,969	(3,674)	1,879
Increase (decrease) in net assets resulting from operations	16,761	20,576	1,189	6,867
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(11,714)	(6,307)	(3,205)	(3,755)
Class I	—	—	(47)	(18)
Total dividends and distributions to shareholders	(11,714)	(6,307)	(3,252)	(3,773)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	(1,794)	(3,095)	(4,568)	(1,635)
Class I	—	—	975	(399)
Increase (decrease) in net assets from capital transactions	(1,794)	(3,095)	(3,593)	(2,034)
Net increase (decrease) in net assets	3,253	11,174	(5,656)	1,060
Net Assets
Beginning of period	88,445	77,271	118,915	117,855
End of Period	$ 91,698	$ 88,445	$ 113,259	$ 118,915
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	SGA International Growth Series		Strategic Allocation Series
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$ (308)	$ (170)	$ 180	$ 468
Net realized gain (loss)	14,648	7,949	7,508	5,155
Net change in unrealized appreciation (depreciation)	(1,020)	24,373	(22)	22,133
Increase (decrease) in net assets resulting from operations	13,320	32,152	7,666	27,756
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(13,316)	(2,098)	(9,129)	(3,637)
Class I	(11)	(2)	—	—
Total dividends and distributions to shareholders	(13,327)	(2,100)	(9,129)	(3,637)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	(1,315)	(13,563)	(2,064)	(5,337)
Class I	11	2	—	—
Increase (decrease) in net assets from capital transactions	(1,304)	(13,561)	(2,064)	(5,337)
Net increase (decrease) in net assets	(1,311)	16,491	(3,527)	18,782
Net Assets
Beginning of period	164,591	148,100	106,684	87,902
End of Period	$ 163,280	$ 164,591	$ 103,157	$ 106,684
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)	Ratio of Gross Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Duff & Phelps Real Estate Securities Series
Class A
1/1/21 to 12/31/21	$17.71	0.17	8.01	8.18	(0.16)	—	(0.41)	(0.57)	7.61	$25.32	46.41%	$111,162	1.10%	1.17%	0.77%	16%
1/1/20 to 12/31/20	18.54	0.22	(0.52)	(0.30)	(0.20)	—	(0.33)	(0.53)	(0.83)	17.71	(1.55)	71,741	1.14 (4)	1.20	1.30	26
1/1/19 to 12/31/19	16.40	0.30	4.20	4.50	(0.34)	—	(2.02)	(2.36)	2.14	18.54	27.42	77,044	1.16 (4)	1.20	1.57	44
1/1/18 to 12/31/18	19.23	0.28	(1.41)	(1.13)	(0.30)	—	(1.40)	(1.70)	(2.83)	16.40	(6.53)	65,357	1.16	1.19	1.54	20
1/1/17 to 12/31/17	20.31	0.25	0.92	1.17	(0.29)	—	(1.96)	(2.25)	(1.08)	19.23	5.97	77,564	1.16	1.21	1.24	24
Class I
1/1/21 to 12/31/21	$17.70	0.23	8.02	8.25	(0.23)	—	(0.41)	(0.64)	7.61	$25.31	46.87%	$ 8,321	0.85%	0.92%	1.04%	16%
1/1/20 to 12/31/20	18.51	0.34	(0.60)	(0.26)	(0.22)	—	(0.33)	(0.55)	(0.81)	17.70	(1.33)	4,152	0.89 (4)	0.95	2.08	26
1/1/19 to 12/31/19	16.35	0.40	4.14	4.54	(0.36)	—	(2.02)	(2.38)	2.16	18.51	27.78	2,173	0.91 (4)	0.95	2.04	44
1/1/18 to 12/31/18	19.19	0.34	(1.43)	(1.09)	(0.35)	—	(1.40)	(1.75)	(2.84)	16.35	(6.36)	215	0.91	0.94	1.85	20
1/1/17 to 12/31/17	20.27	0.30	0.93	1.23	(0.35)	—	(1.96)	(2.31)	(1.08)	19.19	6.25	207	0.91	0.96	1.49	24

KAR Capital Growth Series
Class A
1/1/21 to 12/31/21	$48.92	(0.33)	6.12	5.79	—	—	(5.55)	(5.55)	0.24	$49.16	12.14%	$316,332	1.03%	1.08%	(0.66) %	5%
1/1/20 to 12/31/20	34.44	(0.22)	17.42	17.20	—	—	(2.72)	(2.72)	14.48	48.92	50.23	314,826	1.03	1.10	(0.55)	7
1/1/19 to 12/31/19	25.62	(0.08)	10.22	10.14	—	—	(1.32)	(1.32)	8.82	34.44	39.87	232,834	1.03	1.11	(0.24)	9
1/1/18 to 12/31/18	31.40	(0.09)	(1.92)	(2.01)	—	—	(3.77)	(3.77)	(5.78)	25.62	(7.25)	187,160	1.03	1.11	(0.28)	15
1/1/17 to 12/31/17	24.09	(0.05)	8.75	8.70	—	—	(1.39)	(1.39)	7.31	31.40	36.07	224,253	1.03	1.13	(0.16)	21

KAR Equity Income Series
Class A
1/1/21 to 12/31/21	$11.54	0.29	1.69	1.98	(0.29)	—	(0.52)	(0.81)	1.17	$12.71	17.39%	$102,591	0.98%	1.12%	2.32%	23%
1/1/20 to 12/31/20	13.15	0.19	1.78	1.97	(0.23)	—	(3.35)	(3.58)	(1.61)	11.54	14.91	98,736	0.98	1.15	1.47	116 (5)
1/1/19 to 12/31/19	10.34	0.12	2.84	2.96	(0.15)	—	—	(0.15)	2.81	13.15	28.67	97,185	0.98	1.13	1.00	27
1/1/18 to 12/31/18	12.00	0.11	(1.65)	(1.54)	(0.12)	—	—	(0.12)	(1.66)	10.34	(12.86)	85,845	0.98	1.14	0.97	26
1/1/17 to 12/31/17	11.97	0.12	2.58	2.70	(0.21)	(0.07)	(2.39)	(2.67)	0.03	12.00	22.96	111,386	0.98	1.16	0.96	241

The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)	Ratio of Gross Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

KAR Small-Cap Growth Series
Class A
1/1/21 to 12/31/21	$40.14	(0.32)	2.26	1.94	—	(5.91)	(5.91)	—	(3.97)	$36.17	4.98%	$118,751	1.16% (4)	1.26%	(0.80) %	9%
1/1/20 to 12/31/20	31.48	(0.35)	14.19	13.84	—	(5.18)	(5.18)	—	8.66	40.14	44.64	126,411	1.16	1.28	(1.00)	17
1/1/19 to 12/31/19	26.70	(0.16)	10.00	9.84	—	(5.06)	(5.06)	—	4.78	31.48	37.31	96,996	1.19 (4)	1.28	(0.49)	11
1/1/18 to 12/31/18	28.66	(0.03)	3.66	3.63	—	(5.59)	(5.59)	—	(1.96)	26.70	11.66	80,309	1.19	1.27	(0.10)	20
1/1/17 to 12/31/17	21.61	(0.12)	8.93	8.81	—	(1.76)	(1.76)	—	7.05	28.66	40.85	79,597	1.19	1.30	(0.49)	18
Class I
1/1/21 to 12/31/21	$41.49	(0.23)	2.33	2.10	—	(5.91)	(5.91)	—	(3.81)	$37.68	5.21%	$ 9,706	0.91% (4)	1.01%	(0.55) %	9%
1/1/20 to 12/31/20	32.33	(0.27)	14.61	14.34	—	(5.18)	(5.18)	—	9.16	41.49	45.02	10,616	0.91	1.03	(0.74)	17
1/1/19 to 12/31/19	27.25	(0.08)	10.22	10.14	—	(5.06)	(5.06)	—	5.08	32.33	37.66	6,619	0.94 (4)	1.03	(0.25)	11
1/1/18 to 12/31/18	29.08	0.04	3.72	3.76	—	(5.59)	(5.59)	—	(1.83)	27.25	11.95	3,665	0.94	1.03	0.12	20
1/1/17 to 12/31/17	21.86	(0.06)	9.04	8.98	—	(1.76)	(1.76)	—	7.22	29.08	41.16	1,858	0.94	1.05	(0.24)	18

KAR Small-Cap Value Series
Class A
1/1/21 to 12/31/21	$18.96	0.03	3.68	3.71	(0.03)	(2.76)	(2.79)	—	0.92	$19.88	19.72%	$ 91,698	1.10%	1.31%	0.13%	11%
1/1/20 to 12/31/20	15.78	0.16	4.43	4.59	(0.18)	(1.23)	(1.41)	—	3.18	18.96	29.65	88,445	1.10	1.34	1.04	22
1/1/19 to 12/31/19	12.96	0.11	3.08	3.19	(0.15)	(0.22)	(0.37)	—	2.82	15.78	24.63	77,271	1.10	1.34	0.73	8
1/1/18 to 12/31/18	17.36	0.12	(2.72)	(2.60)	(0.15)	(1.65)	(1.80)	—	(4.40)	12.96	(15.88)	69,861	1.19 (4)	1.33	0.74	11
1/1/17 to 12/31/17	16.69	0.05	3.23	3.28	(0.12)	(2.49)	(2.61)	—	0.67	17.36	20.16	94,638	1.20	1.34	0.26	20

Newfleet Multi-Sector Intermediate Bond Series
Class A
1/1/21 to 12/31/21	$ 9.58	0.29	(0.20)	0.09	(0.27)	—	(0.27)	—	(0.18)	$ 9.40	0.97%	$111,758	0.92% (6)(7)	0.91%	3.00%	64%
1/1/20 to 12/31/20	9.28	0.33	0.28	0.61	(0.31)	—	(0.31)	—	0.30	9.58	6.64	118,363	0.94 (6)(7)	0.93	3.54	92
1/1/19 to 12/31/19	8.72	0.37	0.54	0.91	(0.35)	—	(0.35)	— (8)	0.56	9.28	10.47 (9)	116,901	0.94 (6)(7)	0.93	3.98	66
1/1/18 to 12/31/18	9.34	0.39	(0.64)	(0.25)	(0.37)	—	(0.37)	—	(0.62)	8.72	(2.66)	115,379	0.93	0.93	4.23	64
1/1/17 to 12/31/17	9.14	0.41	0.20	0.61	(0.41)	—	(0.41)	—	0.20	9.34	6.72	133,430	0.93	0.96	4.35	62
Class I
1/1/21 to 12/31/21	$ 9.57	0.31	(0.19)	0.12	(0.30)	—	(0.30)	—	(0.18)	$ 9.39	1.29%	$ 1,501	0.67% (6)(7)	0.67%	3.21%	64%
1/1/20 to 12/31/20	9.27	0.35	0.28	0.63	(0.33)	—	(0.33)	—	0.30	9.57	6.78	552	0.69 (6)(7)	0.69	3.84	92
1/1/19 to 12/31/19	8.70	0.39	0.55	0.94	(0.37)	—	(0.37)	— (8)	0.57	9.27	10.89 (9)	954	0.69 (6)(7)	0.68	4.22	66
1/1/18 to 12/31/18	9.32	0.41	(0.63)	(0.22)	(0.40)	—	(0.40)	—	(0.62)	8.70	(2.41)	706	0.68	0.68	4.46	64
1/1/17 to 12/31/17	9.12	0.43	0.20	0.63	(0.43)	—	(0.43)	—	0.20	9.32	7.00	1,378	0.68	0.70	4.54	62

The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)	Ratio of Gross Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

SGA International Growth Series
Class A
1/1/21 to 12/31/21	$14.47	(0.03)	1.21	1.18	—	(1.25)	(1.25)	(0.07)	$14.40	8.32%	$163,146	1.14%	1.16%	(0.19) %	28%
1/1/20 to 12/31/20	11.86	(0.01)	2.81	2.80	—	(0.19)	(0.19)	2.61	14.47	23.64	164,468	1.18 (4)(10)	1.21	(0.12)	34
1/1/19 to 12/31/19	10.09	0.12	1.75	1.87	(0.10)	—	(0.10)	1.77	11.86	18.54	148,000	1.20 (4)(10)	1.21	1.08	140 (5)
1/1/18 to 12/31/18	12.50	0.24	(2.29)	(2.05)	(0.36)	—	(0.36)	(2.41)	10.09	(16.67)	137,562	1.18 (7)	1.17	1.97	40
1/1/17 to 12/31/17	10.95	0.15	1.59	1.74	(0.19)	—	(0.19)	1.55	12.50	15.95	183,403	1.18	1.21	1.24	81
Class I
1/1/21 to 12/31/21	$14.47	0.01	1.21	1.22	—	(1.25)	(1.25)	(0.03)	$14.44	8.60%	$ 134	0.89%	0.92%	0.06%	28%
1/1/20 to 12/31/20	11.83	0.02	2.81	2.83	—	(0.19)	(0.19)	2.64	14.47	23.95	123	0.93 (4)(10)	0.97	0.13	34
1/1/19 to 12/31/19	10.07	0.15	1.74	1.89	(0.13)	—	(0.13)	1.76	11.83	18.77	100	0.95 (4)(10)	0.96	1.30	140 (5)
1/1/18 to 12/31/18	12.48	0.27	(2.29)	(2.02)	(0.39)	—	(0.39)	(2.41)	10.07	(16.44)	84	0.93 (7)	0.92	2.23	40
1/1/17 to 12/31/17	10.94	0.17	1.59	1.76	(0.22)	—	(0.22)	1.54	12.48	16.17	100	0.93	0.96	1.48	81

Strategic Allocation Series
Class A
1/1/21 to 12/31/21	$17.81	0.03	1.28	1.31	(0.07)	(1.55)	(1.62)	(0.31)	$17.50	7.57%	$103,157	0.98% (6)(7)	0.98%	0.17%	21%
1/1/20 to 12/31/20	13.78	0.08	4.57	4.65	(0.11)	(0.51)	(0.62)	4.03	17.81	33.96	106,684	0.98	1.00	0.51	28
1/1/19 to 12/31/19	11.22	0.16	2.75	2.91	(0.17)	(0.18)	(0.35)	2.56	13.78	26.05	87,902	0.98	1.01	1.22	40
1/1/18 to 12/31/18	12.62	0.17	(0.89)	(0.72)	(0.18)	(0.50)	(0.68)	(1.40)	11.22	(5.89)	79,536	0.98	1.02	1.32	33
1/1/17 to 12/31/17	10.88	0.16	1.89	2.05	(0.23)	(0.08)	(0.31)	1.74	12.62	18.97	97,028	0.98	1.06	1.31	38

Footnote Legend:
(1)	Calculated using average shares outstanding.
(2)	The total return does not include the expenses associated with the annuity or life insurance policy through which you invest.
(3)	The Series will also indirectly bear their prorated share of expenses of any underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(4)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(5)	The Series’ portfolio turnover rate increased substantially during the years due to a change in the Series’ subadviser and associated repositioning.
(6)	The share class is currently below its expense cap.
(7)	See Note 3D in Notes to Financial Statements for information on recapture of expenses previously reimbursed.
(8)	Amount is less than $0.005 per share.
(9)	Payment from affiliate had no impact on total return.
(10)	Net expense ratio includes extraordinary proxy expenses.
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST NOTES TO FINANCIAL STATEMENTS
December 31, 2021
Note 1. Organization
Virtus Variable Insurance Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. It was formed on February 18, 1986, as a Massachusetts business trust, commenced operations on December 5, 1986, and was reorganized as a Delaware statutory trust on February 14, 2011.
The Trust is organized with series, which are currently available only to separate accounts of participating insurance companies to fund variable accumulation annuity contracts and variable universal life insurance policies. As of the date of this report, the Trust is comprised of eight series (each a “Series”), each reported in this annual report. Each Series’ investment objective is outlined in the respective Series Summary page. There is no guarantee that a Series will achieve its objective(s).
Each Series offers Class A shares. The Duff & Phelps Real Estate Securities Series, KAR Small-Cap Growth Series, Newfleet Multi-Sector Intermediate Bond Series, and SGA International Growth Series also offer Class I shares.
Note 2. Significant Accounting Policies
($ reported in thousands)
The Trust is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Series in the preparation of their financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
Each Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Series’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
• Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
     •    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
     •    Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to a Series’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Series calculates its net asset value (“NAV”) at the close of regular trading on the NYSE (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Series fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt securities, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.

VIRTUS VARIABLE INSURANCE TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021
A summary of the inputs used to value a Series’ net assets by each major security type is disclosed at the end of the Schedule of Investments for each Series. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Series is notified. Interest income is recorded on the accrual basis. Each Series amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REITs is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
Each Series is treated as a separate taxable entity. It is the intention of each Series to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
Certain Series may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Series will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Series has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Each Series’ U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after it is filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.	Distributions to Shareholders
Distributions are recorded by each Series on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
E.	Expenses
Expenses incurred together by a Series and other affiliated mutual funds are allocated in proportion to the net assets of each such Series, except where allocation of direct expenses to each Series or an alternative allocation method can be more appropriately used.
In addition to the net annual operating expenses that a Series bears directly, the contract owners, as investors in the Series, indirectly bear the Series’ pro-rata expenses of any underlying mutual funds in which the Series invests.
F.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Series do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
G.	Payment-In-Kind Securities
Certain Series may invest in payment-in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.
H.	When-issued Purchases and Forward Commitments (Delayed Delivery)
Certain Series may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Series to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Series to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Series records when-issued and forward commitment securities on the trade date. Each Series maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.
I.	Interest-Only and Principal-Only Securities
Certain Series may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities represent a participation in, or are secured by, or payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and

VIRTUS VARIABLE INSURANCE TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021
interest. Stripped mortgage-backed securities include interest-only securities (IOs) which receive all of the interest, and principal-only securities (POs) which receive all of the principal. The market value of these securities is highly sensitive to changes in interest rates and a rapid (slow) rate of principal payments may have an adverse (positive) effect on yield to maturity. Payments received for IOs are included in interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on a daily basis until maturity and these adjustments are also included in interest income. Payments received for POs are treated as reductions to the cost and par value of the securities. Any paydown gains or losses associated with the payments received are included in interest income. If the underlying mortgage assets are greater than anticipated payments of principal, a Series may fail to recoup some or all of its initial investment in these securities.
J.	Leveraged Loans
Certain Series may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Series may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. A Series’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Series has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Series generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, a Series may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When a Series purchases assignments from lenders it acquires direct rights against the borrower on the loan.
A Series may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, SOFR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased a Series may pay an assignment fee. On an ongoing basis, a Series may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
K.	Warrants
The Series may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Series to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.
L.	Securities Lending
The Series may loan securities to qualified brokers through a securities lending agency agreement with The Bank of New York Mellon (“BNYM”). Under the securities lending policy, when lending securities a Series is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Series net of fees and rebates charged/paid by BNYM for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.
Securities lending transactions are entered into by each Series under a Master Securities Lending Agreement (“MSLA”) which permits the Series, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Series to the same counterparty against amounts to be received and create one single net payment due to or from the Series.
At December 31, 2021, the securities loaned were subject to a MSLA on a net payment basis as follows:

VIRTUS VARIABLE INSURANCE TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021
Series	Value of Securities on Loan	Cash Collateral Received(1)	Net Amount(2)
Newfleet Multi-Sector Intermediate Bond Series	$ 1,530	$ 1,530	$ —
SGA International Growth Series	4,022	4,022	—
Strategic Allocation Series	70	70	—
(1)	Collateral received in excess of the market value of securities on loan is not presented in this table. The cash collateral received in connection with securities lending transactions has been used for the purchase of securities as disclosed in the Series’ Schedule of Investments.
(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2021, for the Series:
Series	Securities Lending Transactions	Overnight and continuous
Newfleet Multi-Sector Intermediate Bond Series	Money Market Mutual Fund	$1,573
SGA International Growth Series	Money Market Mutual Fund	4,148
Strategic Allocation Series	Money Market Mutual Fund	72
Note 3. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Series. The Adviser manages the Series’ investment programs and general operations of the Series, including oversight of the Series’ subadviser(s).
As compensation for its services to the Series, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily net assets of each Series:

Series	First $250 Million	Next $250 Million	Over $500 Million
KAR Capital Growth Series	0.70%	0.65%	0.60%
KAR Equity Income Series	0.70	0.65	0.60
Newfleet Multi-Sector Intermediate Bond Series	0.50	0.45	0.40
SGA International Growth Series	0.75	0.70	0.65
Strategic Allocation Series	0.55	0.50	0.45

	First $1 Billion	Next $1 Billion	Over $2 Billion
Duff & Phelps Real Estate Securities Series	0.75%	0.70%	0.65%

	First $1 Billion	$1+ Billion
KAR Small-Cap Growth Series	0.85%	0.80%

	First $400 Million	$400 Million to $1 Billion	Over $1 Billion
KAR Small-Cap Value Series	0.90%	0.85%	0.80%

VIRTUS VARIABLE INSURANCE TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021
B.	Subadvisers
The subadvisers manage the investments of each Series for which they are paid a fee by the Adviser. A list of the subadvisers and the Series they serve as of the end of the period is as follows:
Series	Subadviser
Duff & Phelps Real Estate Securities Series	DPIM (1)
KAR Capital Growth Series	KAR (2)
KAR Equity Income Series	KAR (2)
KAR Small-Cap Growth Series	KAR (2)
KAR Small-Cap Value Series	KAR (2)
Series	Subadviser
Newfleet Multi-Sector Intermediate Bond Series	Newfleet (3)
SGA International Growth Series	SGA (4)
Strategic Allocation Series
(Equity Portfolio)	KAR (2)
(Fixed Income Portfolio)	Newfleet (3)
(1)Duff & Phelps Investment Management Co. (“DPIM”), an indirect, wholly-owned subsidiary of Virtus.
(2)Kayne Anderson Rudnick Investment Management, LLC (“KAR”), an indirect, wholly-owned subsidiary of Virtus.
(3)Newfleet Asset Management, LLC (“Newfleet”), an indirect, wholly-owned subsidiary of Virtus.
(4)Sustainable Growth Advisers LP (“SGA”), an indirect, majority-owned subsidiary of Virtus.
C.	Expense Limitations
The Adviser has contractually agreed to limit each Series’ annual total operating expenses, subject to the exceptions listed below, so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily net assets through April 30, 2022 (except as noted). Following the contractual period, the Adviser may discontinue these expense limitation arrangements at any time. The waivers and reimbursements are accrued daily and received monthly.

Series	Class A	Class I
Duff & Phelps Real Estate Securities Series	1.10%	0.85%
KAR Capital Growth Series	1.03	N/A
KAR Equity Income Series	0.98	N/A
KAR Small-Cap Growth Series(1)	1.14	0.89
KAR Small-Cap Value Series	1.10	N/A
Newfleet Multi-Sector Intermediate Bond Series	0.94 (2)	0.69 (2)
SGA International Growth Series	1.14	0.89
Strategic Allocation Series	0.98 (2)	N/A
(1)	Effective December 1, 2021 through April 30, 2023. For the period January 1, 2021 through November 30, 2021, the expense caps were as follows for Class A shares and Class I shares, respectively: 1.16%, and 0.91%.
(2)	Each share class is currently below its expense cap.
The exclusions include front-end or contingent deferred loads, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any.
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. A Series must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the fiscal year ending December 31:

	Expiration
Series	2022	2023	2024	Total
Duff & Phelps Real Estate Securities Series
Class A	$ 29	$ 41	$ 63	$ 133
Class I	— (1)	2	4	6
KAR Capital Growth Series
Class A	183	191	160	534
KAR Equity Income Series
Class A	141	149	138	428
KAR Small-Cap Growth Series
Class A	86	121	122	329
Class I	5	10	11	26

VIRTUS VARIABLE INSURANCE TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021
	Expiration
Series	2022	2023	2024	Total
KAR Small-Cap Value Series
Class A	$181	$174	$199	$554
SGA International Growth Series
Class A	22	42	34	98
Class I	— (1)	— (1)	— (1)	— (1)
Strategic Allocation Series
Class A	20	18	2	40

(1)	Amount is less than $500.
During the period ended December 31, 2021, the Adviser recaptured expenses previously waived for the following Series:
Series	Class A	Class I	Total
Newfleet Multi-Sector Intermediate Bond Series	$ 1	$— (1)	$ 1
SGA International Growth Series	—	— (1)	— (1)
Strategic Allocation Series	8	—	8

(1)	Amount is less than $500.
E.	Administrator and Distributor
Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as the administrator to the Series.
For the fiscal year (the “period”) December 31, 2021, the Series incurred administration fees totaling $1,034, which are included in the Statements of Operations within the line item “Administration and accounting fees.” The fees are calculated daily and paid monthly.
VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of each Series’ shares. Each Series pays VP Distributors distribution and/or service fees under a Board-approved Rule 12b-1 plan, at the annual rate of 0.25% of the average daily net assets of such Series’ Class A shares. Class I shares are not subject to a Rule 12b-1 plan. For the period ended December 31, 2021, the Series incurred distribution fees totaling $2,779 which are included in the Statements of Operations within the line item “Distribution and service fees.” A portion of these fees was paid to certain insurance companies for marketing and/or shareholder services provided to contract owners. The fees are calculated daily and paid monthly.
F.	Investments with Affiliates
The Series are permitted to purchase assets from or sell assets to certain related affiliates under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of assets by the Series from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.
During the period ended December 31, 2021, the Series did not engage in any transactions pursuant to Rule 17a-7 under the 1940 Act.
G.	Trustee Compensation
The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other assets” in the Statements of Assets and Liabilities at December 31, 2021.
Note 4. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) during the period ended December 31, 2021, were as follows:
	Purchases	Sales
Duff & Phelps Real Estate Securities Series	$22,027	$14,837
KAR Capital Growth Series	16,454	55,816
KAR Equity Income Series	23,451	32,838
KAR Small-Cap Growth Series	11,849	25,759
KAR Small-Cap Value Series	10,333	22,835
Newfleet Multi-Sector Intermediate Bond Series	69,370	71,994

VIRTUS VARIABLE INSURANCE TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021
	Purchases	Sales
SGA International Growth Series	$45,336	$60,782
Strategic Allocation Series	19,712	31,019
Purchases and sales of long-term U.S. Government and agency securities during the period ended December 31, 2021, were as follows:
	Purchases	Sales
Newfleet Multi-Sector Intermediate Bond Series	$2,771	$3,283
Strategic Allocation Series	1,845	2,391

Note 5. Capital Share Transactions
(reported in thousands)
Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:
	Duff & Phelps Real Estate Securities Series				KAR Capital Growth Series
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2021		Year Ended December 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	1,174	$ 26,023	464	$ 7,726	42	$ 2,138	54	$ 2,106
Reinvestment of distributions	103	2,451	120	2,077	686	33,537	355	16,871
Shares repurchased	(938)	(20,661)	(689)	(11,140)	(729)	(37,034)	(734)	(29,641)
Net Increase / (Decrease)	339	$ 7,813	(105)	$ (1,337)	(1)	$ (1,359)	(325)	$ (10,664)
Class I
Shares sold	163	$ 3,597	256	$ 4,078	—	$ —	—	$ —
Reinvestment of distributions	8	189	7	124	—	—	—	—
Shares repurchased	(77)	(1,559)	(146)	(2,268)	—	—	—	—
Net Increase / (Decrease)	94	$ 2,227	117	$ 1,934	—	$ —	—	$ —

	KAR Equity Income Series				KAR Small-Cap Growth Series
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2021		Year Ended December 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	180	$ 2,228	60	$ 751	86	$ 3,319	72	$ 2,469
Reinvestment of distributions	512	6,358	2,032	23,513	473	17,413	375	14,459
Shares repurchased	(1,176)	(14,675)	(926)	(11,922)	(425)	(17,164)	(379)	(13,198)
Net Increase / (Decrease)	(484)	$ (6,089)	1,166	$ 12,342	134	$ 3,568	68	$ 3,730
Class I
Shares sold	—	$ —	—	$ —	89	$ 3,704	105	$ 3,643
Reinvestment of distributions	—	—	—	—	38	1,433	29	1,158
Shares repurchased	—	—	—	—	(125)	(5,153)	(83)	(2,870)
Net Increase / (Decrease)	—	$ —	—	$ —	2	$ (16)	51	$ 1,931

VIRTUS VARIABLE INSURANCE TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021
	KAR Small-Cap Value Series				Newfleet Multi-Sector Intermediate Bond Series
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2021		Year Ended December 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	78	$ 1,562	58	$ 866	1,130	$ 10,858	1,501	$ 14,183
Reinvestment of distributions	583	11,714	350	6,307	341	3,205	395	3,755
Shares repurchased	(714)	(15,070)	(640)	(10,268)	(1,945)	(18,631)	(2,131)	(19,573)
Net Increase / (Decrease)	(53)	$ (1,794)	(232)	$ (3,095)	(474)	$ (4,568)	(235)	$ (1,635)
Class I
Shares sold	—	$ —	—	$ —	268	$ 2,578	11	$ 109
Reinvestment of distributions	—	—	—	—	5	47	2	18
Shares repurchased	—	—	—	—	(171)	(1,650)	(58)	(526)
Net Increase / (Decrease)	—	$ —	—	$ —	102	$ 975	(45)	$ (399)

	SGA International Growth Series				Strategic Allocation Series
	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2021		Year Ended December 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	186	$ 2,814	183	$ 2,188	31	$ 569	58	$ 879
Reinvestment of distributions	929	13,316	151	2,098	522	9,129	213	3,637
Shares repurchased	(1,155)	(17,445)	(1,446)	(17,849)	(647)	(11,762)	(662)	(9,853)
Net Increase / (Decrease)	(40)	$ (1,315)	(1,112)	$ (13,563)	(94)	$ (2,064)	(391)	$ (5,337)
Class I
Reinvestment of distributions	1	$ 11	— (1)	$ 2	—	$ —	—	$ —
Net Increase / (Decrease)	1	$ 11	— (1)	$ 2	—	$ —	—	$ —

(1)	Amount is less than 500 shares.
Note 6. 10% Shareholders
As of December 31, 2021, the Series had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of such Series as detailed below:
	% of Shares Outstanding	Number of Accounts*
Duff & Phelps Real Estate Securities Series	73%	3
KAR Capital Growth Series	100	2
KAR Equity Income Series	99	2
KAR Small-Cap Growth Series	91	2
KAR Small-Cap Value Series	100	2
Newfleet Multi-Sector Intermediate Bond Series	98	4
SGA International Growth Series	98	2
Strategic Allocation Series	100	2
*	None of the accounts are affiliated.
Note 7. Credit and Market Risk and Asset Concentration
Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on a Series and its investments, including hampering the ability of the Series’ portfolio manager(s) to invest the Series’ assets as intended.
In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. However, after subsequent announcements by the FCA, the LIBOR administrator and other regulators, certain of the most widely used LIBORs are expected to continue until mid-2023. The Series may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may

VIRTUS VARIABLE INSURANCE TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021
present a material risk for certain market participants, including the Series. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain the effects such changes will have on the Series, issuers of instruments in which the Series invest, and the financial markets generally.
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Series’ ability to repatriate such amounts.
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.
Certain Series may invest in ETFs, which may expose the Series to the risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the Series of owning shares of the ETF will exceed those the Series would incur by investing in such securities directly.
Certain Series may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Series, positive or negative, than if the Series did not concentrate its investments in such sectors.
At December 31, 2021, the following Series held securities issued by various companies in specific sectors as detailed below:
Series	Sector	Percentage of Total Investments
Duff & Phelps Real Estate Securities Series	Residential	27%
Duff & Phelps Real Estate Securities Series	Industrial/Office	25
KAR Capital Growth Series	Information Technology	43
KAR Small-Cap Growth Series	Information Technology	26
KAR Small-Cap Growth Series	Financials	25
KAR Small-Cap Value Series	Industrials	29
SGA International Growth Series	Health Care	25
Strategic Allocation Series	Information Technology	28
Note 8.  Indemnifications
Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its Series. In addition, in the normal course of business, the Trust and the Series enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Series’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust or the Series and that have not occurred. However, neither the Trust nor the Series have had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.
Note 9. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. Each Series will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. At December 31, 2021, the Series did not hold any securities that were restricted.

VIRTUS VARIABLE INSURANCE TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021
Note 10. Redemption Facility
($ reported in thousands)
On September 18, 2017, the Series and certain other affiliated funds entered into an $150,000 unsecured line of credit (“Credit Agreement”). On June 14, 2021, the Credit Agreement was increased to $250,000. This Credit Agreement, as amended, is with a commercial bank that allows the Series to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of total net assets for KAR Capital Growth Series, KAR Equity Income Series, KAR Small-Cap Growth Series, KAR Small-Cap Value Series, Newfleet Multi-Sector Intermediate Bond Series, SGA International Growth Series, and Strategic Allocation Series or one-fifth of total net assets for Duff & Phelps Real Estate Securities Series in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days and has been renewed for a period up to March 10, 2022. Interest is charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. Total commitment fees paid for the period ended December 31, 2021, are included in the “Interest expense and/or commitment fees” line on the Statements of Operations. The Series and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the Credit Agreement. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.
The Series had no outstanding borrowings at any time during the period ended December 31, 2021.
Note 11. Federal Income Tax Information
($ reported in thousands)
At December 31, 2021, the approximate aggregate cost basis and the unrealized appreciation (depreciation) of investments and other financial instruments for federal income tax purposes were as follows:
Series	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Duff & Phelps Real Estate Securities Series	$ 69,929	$ 50,211	$ (631)	$ 49,580
KAR Capital Growth Series	89,171	228,874	(1,257)	227,617
KAR Equity Income Series	83,928	19,496	(1,011)	18,485
KAR Small-Cap Growth Series	58,447	72,414	(2,960)	69,454
KAR Small-Cap Value Series	47,008	45,146	(364)	44,782
Newfleet Multi-Sector Intermediate Bond Series	114,912	2,277	(2,556)	(279)
SGA International Growth Series	134,165	39,656	(5,498)	34,158
Strategic Allocation Series	58,954	45,980	(1,859)	44,121
Certain Series have capital loss carryforwards available to offset future realized capital gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. For the fiscal year ended December 31, 2021, the Series’ capital loss carryovers were as follows:

Series	Short-Term	Long-Term
Newfleet Multi-Sector Intermediate Bond Series	$—	$2,118
The components of distributable earnings on a tax basis and certain tax attributes for the Series consist of the following:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Late Year Ordinary Losses Deferred	Post-October Capital Loss Deferred	Capital Loss Deferred
Duff & Phelps Real Estate Securities Series	$686	$1,105	$ —	$ —	$ —
KAR Capital Growth Series	—	5,271	—	—	—
KAR Equity Income Series	237	284	—	—	—
KAR Small-Cap Growth Series	—	1,600	— (1)	—	—
KAR Small-Cap Value Series	168	2,795	—	—	—
Newfleet Multi-Sector Intermediate Bond Series	192	—	—	55	2,118
SGA International Growth Series	281	3,211	—	—	—
Strategic Allocation Series	21	1,114	—	—	—
(1)	Amount is less than $500.
The differences between the book and tax basis distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

VIRTUS VARIABLE INSURANCE TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021
The tax character of dividends and distributions paid during the fiscal periods ended December 31, 2021 and 2020, was as follows:
	Ordinary Income	Long-Term Capital Gains	Total
Duff & Phelps Real Estate Securities Series
12/31/21	$ 1,592	$ 1,048	$ 2,640
12/31/20	828	1,373	2,201
KAR Capital Growth Series
12/31/21	—	33,537	33,537
12/31/20	—	16,871	16,871
KAR Equity Income Series
12/31/21	4,258	2,100	6,358
12/31/20	1,513	22,000	23,513
KAR Small-Cap Growth Series
12/31/21	—	18,846	18,846
12/31/20	—	15,617	15,617
KAR Small-Cap Value Series
12/31/21	424	11,290	11,714
12/31/20	900	5,407	6,307
Newfleet Multi-Sector Intermediate Bond Series
12/31/21	3,252	—	3,252
12/31/20	3,773	—	3,773
SGA International Growth Series
12/31/21	816	12,511	13,327
12/31/20	—	2,100	2,100
Strategic Allocation Series
12/31/21	1,475	7,654	9,129
12/31/20	1,252	2,385	3,637
Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. These adjustments have no impact on net assets or net asset value per share of the Series. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.
Note 12. Regulatory Matters and Litigation
From time to time, the Trust, the Series, the Adviser and/or subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.
Note 13. Recent Accounting Pronouncement
In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
Note 14. Mixed and Shared Funding
Shares of the Series are not directly offered to the public. Shares of the Series are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by participating insurance companies. The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in U.S. federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The Trust’s Trustees do not foresee any such differences or disadvantages at this time. However, the Trust’s Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the Series, or shares of another Series may be substituted.
Note 15. Subsequent Events
Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Virtus Variable Insurance Trust and Shareholders of Virtus Duff & Phelps Real Estate Securities Series, Virtus KAR Capital Growth Series, Virtus KAR Equity Income Series, Virtus KAR Small-Cap Growth Series, Virtus KAR Small-Cap Value Series, Virtus Newfleet Multi-Sector Intermediate Bond Series, Virtus SGA International Growth Series and Virtus Strategic Allocation Series
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Virtus Duff & Phelps Real Estate Securities Series, Virtus KAR Capital Growth Series, Virtus KAR Equity Income Series, Virtus KAR Small-Cap Growth Series, Virtus KAR Small-Cap Value Series, Virtus Newfleet Multi-Sector Intermediate Bond Series, Virtus SGA International Growth Series and Virtus Strategic Allocation Series (constituting Virtus Variable Insurance Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agents, agent banks, and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 25, 2022
We have served as the Virtus Mutual Funds’ auditor since at least 1977. We have not been able to determine the specific year we began serving as auditor.

VIRTUS VARIABLE INSURANCE TRUST
TAX INFORMATION NOTICE (Unaudited)
December 31, 2021
The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state specific requirements. Shareholders should consult their tax advisors.
With respect to distributions paid during the fiscal year ended December 31, 2021, the Series designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable):
	Dividend Received Deduction % (corporate shareholders)	Long-Term Capital Gain Distributions ($)
Duff & Phelps Real Estate Securities Series	— %	$ 1,828
KAR Capital Growth Series	—	30,274
KAR Equity Income Series	68.76	806
KAR Small-Cap Growth Series	—	16,104
KAR Small-Cap Value Series	100.00	11,800
SGA International Growth Series	1.36	13,913
Strategic Allocation Series	14.50	6,516

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES (Unaudited)
The Board of Trustees (the “Board”) of Virtus Variable Insurance Trust (the “Trust”) is responsible for determining whether to approve the establishment and continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Virtus Investment Advisers, Inc. (“VIA”) and of each subadvisory agreement (each, a “Subadvisory Agreement” and collectively, the “Subadvisory Agreements”) (together with the Advisory Agreement, the “Agreements”) among the Trust, VIA and Duff & Phelps Investment Management Co. (“Duff & Phelps”) with respect to Virtus Duff & Phelps Real Estate Securities Series; among the Trust, VIA and Kayne Anderson Rudnick Investment Management, LLC (“KAR”) with respect to Virtus KAR Capital Growth Series, Virtus KAR Equity Income Series, Virtus KAR Small-Cap Growth Series, Virtus KAR Small-Cap Value Series and Virtus Strategic Allocation Series (domestic equity portion and international equity portion only); among the Trust, VIA and Newfleet Asset Management, LLC (“Newfleet”) with respect to Virtus Newfleet Multi-Sector Intermediate Bond Series and Virtus Strategic Allocation Series (fixed income assets portion only); and among the Trust, VIA and Sustainable Growth Advisers LP (“SGA”) with respect to Virtus SGA International Growth Series (individually and collectively, the “Series”). At virtual meetings held on November 2, 2021 and November 15-17, 2021 (the “Meetings”), the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (such Act, the “1940 Act” and such Trustees, the “Independent Trustees”), considered and approved the continuation of each Agreement, as further discussed below. In addition, prior to the Meetings, the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided.
In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and each subadviser (each of Duff & Phelps, KAR, Newfleet and SGA, a “Subadviser” and collectively, the “Subadvisers”) which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of each applicable Series and its respective shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadvisers with respect to the Series they manage. The Board noted the affiliation of the Subadvisers with VIA and any potential conflicts of interest.
The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the applicable Series and its shareholders. In its deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
In considering whether to approve the renewal of the Agreements with respect to each Series, the Board reviewed and analyzed the factors it deemed relevant, including: (a) the nature, extent and quality of the services provided to the Series by VIA and each of the Subadvisers; (b) the performance of the Series as compared to an appropriate peer group and an appropriate index; (c) the level and method of computing each Series’ advisory and subadvisory fees, and comparisons of the Series’ advisory fee rates and total expenses with those of a group of funds with similar investment objective(s); (d) the profitability of VIA under the Advisory Agreement; (e) any “fall-out” benefits to VIA, the Subadvisers and their affiliates (i.e., ancillary benefits realized by VIA, the Subadvisers or their affiliates from VIA’s or the applicable Subadviser’s relationship with the Trust); (f) the anticipated effect of growth in size on each Series’ performance and expenses; (g) fees paid to VIA and the Subadvisers by comparable accounts, as applicable; (h) possible conflicts of interest; and (i) the terms of the Agreements.
Nature, Extent and Quality of Services
The Trustees received in advance of the Meetings information provided by VIA and each Subadviser, including completed questionnaires concerning a number of topics, including, among other items, such company’s investment philosophy, investment process and strategies, resources and personnel, operations, compliance structure and procedures, and overall performance. The Trustees noted that the Series are managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of a Series’ portfolio. Under this structure, VIA is responsible for the management of the Series’ investment programs and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Advisory Agreement with VIA, the Board considered VIA’s process for supervising and managing the Series’ subadvisers, including (a) VIA’s ability to select and monitor the subadvisers; (b) VIA’s ability to provide the services necessary to monitor the subadvisers’ compliance with the Series’ respective investment objective(s), policies and restrictions as well as provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Series; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Series; (e) VIA’s supervision of the Series’ other service providers; and (f) VIA’s risk management processes. It was noted that affiliates of VIA serve as administrator and distributor of the Series. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties through Board meetings, discussions and reports during the preceding year, as well as information from the Trust’s Chief Compliance Officer regarding the Series’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
With respect to the services provided by each of the Subadvisers, the Board considered information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as information provided throughout the past year. With respect to the Subadvisory Agreements, the Board noted that each Subadviser provided portfolio management, compliance with the respective Series’ investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and each Subadviser’s management of the respective Series is subject to the oversight of the Board and must be carried out in accordance with the investment objective(s), policies and restrictions set forth in the Series’ summary and statutory prospectuses and statement of additional information. In considering the renewal of the Subadvisory Agreements, the Board also considered each

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES (Unaudited) (Continued)
Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the respective Series; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account each Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.
After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and each Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the applicable Series.
Investment Performance
The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Broadridge Report”) for the Series prepared by Broadridge, an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented each Series’ performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on each Series’ performance. The Board evaluated each Series’ performance in the context of the considerations that a “manager of managers” structure requires. The Board noted that it also reviews on a quarterly basis detailed information about both the Series’ performance results and their respective portfolio compositions, as well as each Subadviser’s investment strategy(ies). The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser’s performance record with respect to each applicable Series. The Board was mindful of VIA’s focus on each Subadviser’s performance and noted VIA’s performance in monitoring and responding to any performance issues with respect to the Series. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Series.
The Board considered, among other performance data, the information set forth below with respect to the performance of each Series for the period ended June 30, 2021:
Virtus Duff & Phelps Real Estate Securities Series. The Board noted that the Series outperformed the median of its Performance Universe and outperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus KAR Capital Growth Series. The Board noted that the Series outperformed the median of its Performance Universe for the 3- and 5-year periods and underperformed the median of its Performance Universe for the 1- and 10-year periods. The Board also noted that the Series underperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus KAR Equity Income Series. The Board noted that the Series underperformed the median of Performance Universe for the 1-, 3-, 5- and 10-year periods. The Board also noted that the Series outperformed its benchmark for the 1-, 3-, and 5-year periods and underperformed its benchmark for the 10-year period. The Board also noted that because the Series’ subadviser changed in September 2020, the performance data reflects the performance of a prior subadviser.
Virtus KAR Small-Cap Growth Series. The Board noted that the Series outperformed the median of its Performance Universe and its benchmark for the 3-, 5- and 10-year periods. The Board also noted that the Series underperformed the median of its Performance Universe and its benchmark for the 1-year period.
Virtus KAR Small-Cap Value Series. The Board noted that the Series underperformed the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods. The Board also noted that the Series outperformed its benchmark for the 3-, 5- and 10-year periods and underperformed its benchmark for the 1-year period.
Virtus Newfleet Multi-Sector Intermediate Bond Series. The Board noted that the Series outperformed the median of its Performance Universe for the 10-year period, underperformed the median of its Performance Universe for the 1- and 3- year periods, and performed at the median of its Performance Universe for the 5-year period. The Board also noted that the Series outperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus SGA International Growth Series. The Board noted that the Series underperformed the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods. The Board also noted that the Series outperformed its benchmark for the 3-year period and underperformed its benchmark for the 1-, 5- and 10-year periods. The Board also noted that because the Series’ subadviser changed in June 2019, the performance data shown other than the 1-year performance in part reflected the performance of a prior subadviser.
Virtus Strategic Allocation Series. The Board noted that the Series outperformed the median of its Performance Universe for the 1-, 3-, 5-, and 10-year periods. The Board also noted that the Series outperformed its benchmark for the 1-, 3-, and 5-year periods and underperformed its benchmark for the 10-year period. The Board noted that because the subadviser to the Series’ international equity portfolio was replaced in June 2019, the performance data shown other than the 1-year performance in part reflects the performance of that prior subadviser.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES (Unaudited) (Continued)
The Board also considered management’s discussion about the reasons for each applicable Series’ underperformance relative to its peer group or benchmark. After reviewing these and related factors, the Board concluded that each Series’ overall performance, reasons discussed for certain Series’ underperformance, and/or actions taken to address any underperformance, was satisfactory.
Management Fees and Total Expenses
The Board considered the fees charged to the Series for advisory services as well as the total expense levels of the Series. This information included comparisons of each Series’ contractual and net management fee and net total expense level to those of its peer universe (the “Expense Universe”) and ranked according to quintile (the first quintile being lowest and, therefore, best in these expense component rankings, and fifth being highest and, therefore, worst in these expense component rankings). In comparing each Series’ net management fee to that of comparable series, the Board noted that in the materials presented by management such fee was comprised of advisory fees. The Board also noted that all of the Series had expense caps in place to limit the total expenses incurred by the Series and their shareholders, and that VIA had proposed to lower the expense caps in place for Virtus KAR Small-Cap Growth Series. The Board also noted that the subadvisory fees were paid by VIA out of its advisory fees rather than paid separately by the Series. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee. The Board also took into account the size of each of the Series and the impact on expenses and economies of scale. The Subadvisers provided, and the Board considered, fee information of comparable accounts managed by the Subadvisers, as applicable.
In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to each Series’ fees and expenses. In each case, the Board took into account management’s discussion of the Series’ expenses, including the type and size of the Series relative to the other funds in its Expense Universe.
Virtus Duff & Phelps Real Estate Securities Series. The Board considered that the Series’ net management fee was in the second quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus KAR Capital Growth Series. The Board considered that the Series’ net management fee was in the third quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus KAR Equity Income Series. The Board considered that the Series’ net management fee was in the second quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus KAR Small-Cap Growth Series. The Board considered that the Series’ net management fee was in the third quintile of the Expense Universe and net total expenses after waivers were in the fifth quintile of the Expense Universe.
Virtus KAR Small-Cap Value Series. The Board considered that the Series’ net management fee was in the second quintile of the Expense Universe and net total expenses after waivers were in the third quintile of the Expense Universe.
Virtus Newfleet Multi-Sector Intermediate Bond Series. The Board considered that the Series’ net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the second quintile of the Expense Universe.
Virtus SGA International Growth Series. The Board considered that the Series’ net management fee was in the third quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus Strategic Allocation Series. The Board considered that the Series’ net management fee was in the third quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
The Board concluded that the advisory and subadvisory fees for each Series, including with any proposed amendments, were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered. The Board also approved the proposed lower expense caps to limit the total expenses of Virtus KAR Small-Cap Growth Series.
Profitability
The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability, as well as on a Series-by-Series basis, of VIA for its management of the Series, as well as its profits and those of its affiliates for managing and providing other services to the Trust, such as distribution and administrative services provided to the Series by VIA affiliates. In addition to the fees paid to VIA and its affiliates, including the applicable Subadvisers, the Board considered any other benefits derived by VIA or its affiliates from their relationships with the Series. The Board reviewed the methodology used to allocate costs to each Series, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from each Series was reasonable in light of the quality of the services rendered to the Series by VIA and its affiliates as well as other factors.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES (Unaudited) (Continued)
In considering the profitability to the Subadvisers in connection with their relationships to the Series, the Board noted that the fees under the Subadvisory Agreements are paid by VIA out of the fees that VIA receives under the Advisory Agreement, so that Series shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VIA to the Subadvisers, the Board noted that, because the Subadvisers are affiliates of VIA, such profitability might be directly or indirectly shared by VIA. For each of the above reasons, the Board concluded that the profitability to the Subadvisers and their affiliates from their relationships with the Series was not a material factor in approval of the Subadvisory Agreements.
Economies of Scale
The Board received and discussed information concerning whether VIA realizes economies of scale as the Series’ assets grow. The Board noted that the management fees for all of the Series included breakpoints based on assets under management, and that expense caps were also in place for all of the Series. The Board also took into account management’s discussion of the Series’ management fee and subadvisory fee structure. The Board also took into account the current sizes of the Series. The Board also noted that VIA had agreed to implement an extension of each Series’ expense cap through April 30, 2023, and had agreed to lower expense caps applicable to Virtus KAR Small-Cap Growth Series. The Board then concluded that no changes to the advisory fee structure of the Series with respect to economies of scale were necessary at this time. The Board noted that VIA and the Series may realize certain economies of scale if the assets of the Series were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Series would have an opportunity to benefit from these economies of scale.
For similar reasons as stated above with respect to the Subadvisers’ profitability, and based upon the current sizes of the Series managed by each Subadviser, the Board concluded that the potential for economies of scale in the Subadvisers’ management of the Series was not a material factor in the approval of the Subadvisory Agreements at this time.
Other Factors
The Board considered other benefits that may be realized by VIA and each Subadviser and their affiliates from their relationships with the applicable Series. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VIA and the Subadvisers, serves as the distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Series to compensate it for providing selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board noted that an affiliate of VIA and the Subadvisers also provides administrative services to the Trust. The Board noted management’s discussion of the fact that, while the Subadvisers are affiliates of VIA, there are no other direct benefits to the Subadvisers or VIA in providing investment advisory services to the Series, other than the fee to be earned under the applicable Agreement(s). There may be certain indirect benefits gained, including to the extent that serving the Series could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.
Conclusion
Based on all of the foregoing considerations, the Board, including a majority of the Independent Trustees, determined that approval of each Agreement, as amended, was in the best interests of each applicable Series and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements, as amended, with respect to each Series.

MANAGEMENT TABLES (Unaudited)
Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.
The address of each individual, unless otherwise noted, is c/o Virtus Variable Insurance Trust, One Financial Plaza, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.
Independent Trustees
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Burke, Donald C. YOB: 1960 Served Since: 2016 98 Portfolios	Private investor (since 2009). Formerly, President and Chief Executive Officer, BlackRock U.S. Funds (2007 to 2009); Managing Director, BlackRock, Inc. (2006 to 2009); and Managing Director, Merrill Lynch Investment Managers (1990 to 2006).	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (55 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Harris, Sidney E. YOB: 1949 Served Since: 2017 95 Portfolios	Private Investor (since 2021); Professor and Dean Emeritus (2015 to 2021), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (55 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Trustee (2013 to 2020) and Honorary Trustee (since 2020), KIPP Metro Atlanta; Director (1999 to 2019), Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Chairman (2012 to 2017), International University of the Grand Bassam Foundation; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 1999 95 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; and Member (since 2014), Counselors of Real Estate.	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (55 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 95 Portfolios	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Chairperson (since 2019), Governance & Nominating Committee, Global Payments Inc; Trustee (since 2017), Virtus Mutual Fund Family (55 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.

MANAGEMENT TABLES (Unaudited) (Continued)
Independent Trustees (continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
McLoughlin, Philip YOB: 1946 Served Since: 2003 105 Portfolios	Private investor since 2010.	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee (since 2021), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Diversified Income & Convertible Fund, Virtus AllianzGI Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2022) and Advisory Board Member (2021), Virtus AllianzGI Convertible & Income 2024 Target Term Fund and Virtus AllianzGI Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (55 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2015 98 Portfolios	Private investor (since 2006); and Managing Director, U.S. Trust Company of New York (1982 to 2006).	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (2 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); and Trustee (since 2001), Virtus Mutual Fund Family (55 portfolios).
Walton, R. Keith YOB: 1964 Served Since: 2020 102 Portfolios	Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; Formerly, Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; Vice President, Strategy (2013 to 2017), Arizona State University; and Partner (since 2006), Global Infrastructure Partners.	Trustee (since 2022), Virtus AllianzGI Diversified Income & Convertible Fund; Advisory Board Member (since 2022), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund, Virtus AllianzGI Convertible & Income 2024 Target Term Fund, Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (55 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.
Zino, Brian T. YOB: 1952 Served Since: 2020 102 Portfolios	Retired. Various roles (1982 to 2009), J. & W. Seligman & Co. Incorporated, including President (1994 to 2009).	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee (since 2022) and Advisory Board Member (2021), Virtus AllianzGI Closed-End Funds (7 portfolios); Trustee (since 2020), Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (55 portfolios); Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2009) and President (1994 to 2009), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

MANAGEMENT TABLES (Unaudited) (Continued)
Interested Trustee
Name, Year of Birth, Length of Time Served and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Served Since: 2012 107 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).	Member, Board of Governors of the Investment Company Institute (since 2021); Trustee and President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus AllianzGI Closed-End Funds (7 portfolios); Chairman and Trustee (since 2015), Virtus ETF Trust II (5 portfolios); Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (55 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
*Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.
Advisory Board Members
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Cogan, Sarah E. YOB: 1956 Served Since: 2021 102 Portfolios	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2019); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (55 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee (since 2019), Virtus AllianzGI Closed-End Funds (7 portfolios); Trustee (since 2019), PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Energy and Tactical Credit Opportunities Fund, PCM Fund, Inc, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund; and Trustee (since 2019), PIMCO Managed Accounts Trust (5 portfolios).

MANAGEMENT TABLES (Unaudited) (Continued)
Advisory Board Members (continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
DeCotis, Deborah A. YOB: 1952 Served Since: 2021 102 Portfolios	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); and Trustee, Smith College (since 2017). Formerly, Director, Watford Re (2017 to 2021); Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); and Trustee, Stanford University (2010 to 2015).	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (55 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2020), PIMCO Dynamic Income Opportunities Fund; Trustee (since 2019), PIMCO Energy and Tactical Credit Opportunities Fund and Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2018), PIMCO Flexible Municipal Income Fund Trustee (since 2017), PIMCO Flexible Credit Income Fund and Virtus AllianzGI Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus AllianzGI Diversified Income & Convertible Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (since 2013), PIMCO Dynamic Credit and Mortgage Income Fund; Trustee (since 2012), PIMCO Dynamic Income Fund; Trustee (since 2011), Virtus Strategy Trust (11 portfolios); Trustee (since 2011), PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Managed Accounts Trust (5 portfolios); and Trustee (since 2011), Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund.
Drummond, F. Ford YOB: 1962 Served Since: 2021 102 Portfolios	Owner/Operator (since 1998), Drummond Ranch; and Director (since 2015), Texas and Southwestern Cattle Raisers Association. Formerly Chairman, Oklahoma Nature Conservancy (2019 to 2020); Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board; Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (55 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus AllianzGI Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus AllianzGI Equity & Convertible Income Fund; Trustee (since 2014), Virtus Strategy Trust (11 portfolios); Director (since 2011), Bancfirst Corporation; and Trustee (since 2006), Virtus Investment Trust (13 portfolios).
Moyer, William R. YOB: 1944 Served Since: 2020 95 Portfolios	Private investor (since 2004); and Financial and Operations Principal (2006 to 2017), Newcastle Distributors LLC (broker dealer).	Advisory Board Member (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Advisory Board Member (since 2020), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (55 portfolios); Advisory Board Member (since 2020) and Director (2016 to 2019), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Advisory Board Member (2020 to 2021) and Director (2014 to 2019), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Advisory Board Member (since 2020) and Trustee (2011 to 2019), Virtus Global Multi-Sector Income Fund; Advisory Board Member (since 2020) and Trustee (2013 to 2016), Virtus Alternative Solutions Trust (2 portfolios).

MANAGEMENT TABLES (Unaudited) (Continued)
Officers of the Trust Who Are Not Trustees
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017), and Vice President (2008 to 2016).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2016), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds; Senior Vice President (since 2017) and Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017) and Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017) and Vice President (2013 to 2016), Virtus Alternative Solutions Trust; Senior Vice President (2017 to 2021) and Vice President (2016 to 2017), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017) and Vice President (2016 to 2017), Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; and Senior Vice President (2017 to 2019) and Vice President (2016 to 2017), the former Virtus Total Return Fund Inc.
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2004).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), and various officer positions (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President, Chief Financial Officer and Treasurer (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Chief Financial Officer and Treasurer (since 2010), Virtus Total Return Fund Inc.; Executive Vice President (2016 to 2019), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Chief Financial Officer and Treasurer (since 2010), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President ( 2016 to 2021), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust; Director (since 2013), Virtus Global Funds, PLC; and Vice President and Assistant Treasurer (since 2011), Duff & Phelps Utility and Infrastructure Fund Inc.
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013).	Vice President and Senior Counsel (2017 to Present), Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009), and various officer positions (since 2005), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President and Assistant Secretary (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust and Virtus Strategy Trust; Assistant Secretary, (since 2021), Virtus AllianzGI Closed-End Funds; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013), and Assistant Secretary (2013 to 2014 and since 2017), Virtus Total Return Fund Inc.; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013) and Assistant Secretary (2013 to 2014 and 2017 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Senior Vice President (2013 to 2014), Vice President (2011 to 2013), and Assistant Secretary (since 2011), Virtus Global Multi-Sector Income Fund; Assistant Secretary (2015 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.

MANAGEMENT TABLES (Unaudited) (Continued)
Officers of the Trust Who Are Not Trustees (continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Engberg, Nancy J. YOB: 1956	Senior Vice President (since 2017); Vice President (2011 to 2017); and Chief Compliance Officer (since 2011).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), and various officer positions (since 2003), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President and Chief Compliance Officer (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior Vice President (2017 to 2019), Vice President (2012 to 2017) and Chief Compliance Officer (2012 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (2017 to 2021), Vice President (2014 to 2017) and Chief Compliance Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Fromm, Jennifer YOB: 1973	Vice President, Chief Legal Officer, Counsel and Secretary (since 2013).	Vice President (since 2016) and Senior Counsel (since 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Vice President, Chief Legal Officer, Counsel and Secretary (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust and Virtus Strategy Trust; Vice President and Assistant Secretary (since 2021), Virtus AllianzGI Closed-End Funds; Vice President and Secretary (since 2020), DNP Select Income Fund Inc., Duff & Phelps Utility and Infrastructure Fund Inc., and DTF Tax-Free Income Inc.; Assistant Secretary (since 2020), Duff & Phelps Utility and Corporate Bond Trust Inc.; Vice President, Chief Legal Officer and Secretary (since 2019), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Vice President (since 2017) and Assistant Secretary (since 2008), Virtus Mutual Funds Family; Vice President, Chief Legal Officer, Counsel and Secretary (since 2013), Virtus Variable Insurance Trust; and Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Alternative Solutions Trust.
Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds; Senior Vice President (2018 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Senior Vice President (since 2018), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021).	Executive Vice President, Product Management (since 2021), and Executive Vice President and Chief Operating Officer (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Mutual Fund Family, Virtus Investment Trust, Virtus Strategy Trust, Virtus AllianzGI Closed-End Funds, Virtus Global Multi-Sector Income Fund, Virtus Global Multi-Sector Income Fund, and Virtus Total Return Fund Inc.; Executive Vice President (May to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.

Virtus KAR Small-Cap Growth Series (the “Series”),
a series of Virtus Variable Insurance Trust
(Unaudited)
Supplement dated November 30, 2021 to the Summary Prospectuses and Statutory Prospectus, each dated April 30, 2021
IMPORTANT NOTICE TO INVESTORS
Effective December 1, 2021, the Series’ investment adviser, Virtus Investment Advisers, Inc. (“VIA”), will implement a new expense limitation arrangement to further limit the Series’ expenses. This change is described in more detail below.
Under “Fees and Expenses” in the Series’ summary prospectuses and the summary section of the Series’ statutory prospectus, the information in the “Annual Series Operating Expenses” tables and associated footnotes will be replaced with the following, as applicable:
Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	None
Other Expenses	0.18%	0.18%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Series Operating Expenses	1.29%	1.04%
Less: Expense Reimbursement(a)	(0.14%)	(0.14%)
Total Annual Series Operating Expenses After Expense Reimbursement(a)	1.15%	0.90%

(a) The Series’ investment adviser has contractually agreed to limit the Series’ total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.14% for Class A Shares and 0.89% for Class I Shares through April 30, 2023. Following the contractual period, the Series’ investment adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the Series’ investment adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the Series to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.
Under “Fees and Expenses,” the information in the “Example” table will be replaced with the following, as applicable:
	1 Year	3 Years	5 Years	10 Years
Class A	$117	$395	$694	$1,544
Class I	$92	$317	$560	$1,258
In the section “Management of the Series” under the heading “The Adviser” beginning on page 6 of the statutory prospectus, the second paragraph under the table will be replaced with the following:
The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) to the extent that such expenses exceed 1.14% of the Series’ Class A Shares and 0.89% of the Series’ Class I Shares average net assets. This expense limitation agreement is in place through April 30, 2023. After April 30, 2023, VIA may discontinue this expense reimbursement arrangement at any time. Under certain conditions, VIA may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the Series to exceed its expense limit in effect at the time of the waiver or reimbursement, or at the time of recapture.
Investors should retain this supplement with the Prospectuses for future reference.
VVIT 8500 KAR SmCapGrowthNewExpCaps (11/21)

Virtus SGA International Growth Series,
a series of Virtus Variable Insurance Trust
(Unaudited)
Supplement dated January 13, 2022 to the Summary Prospectus, the
Statutory Prospectus and the Statement of Additional Information (“SAI”),
each dated April 30, 2021, as supplemented
IMPORTANT NOTICE TO INVESTORS
Sustainable Growth Advisors has announced that on June 30, 2022, Gordon M. Marchand will be stepping down as a portfolio manager for the Virtus SGA International Growth Series. It is expected that Kishore Rao will be appointed in his place at that time. Mr. Marchand will retire effective June 30, 2023. The Prospectuses and SAI will be updated as appropriate at the time of the changes.
Investors should retain this supplement with the
Prospectuses and SAI for future reference.
VVIT 8500/SGAInternationalGrowthSeries PM Announcement (1/2022)

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VIRTUS VARIABLE INSURANCE TRUST
One Financial Plaza
Hartford, CT 06103-2608
Trustees
Philip R. McLoughlin, Chairman
George R. Aylward
Donald C. Burke
Sidney E. Harris
John R. Mallin
Connie D. McDaniel
Geraldine M. McNamara
R. Keith Walton
Brian T. Zino
Advisory Board Members
Sarah E. Cogan
Deborah A. DeCotis
F. Ford Drummond
William R. Moyer
Officers
George R. Aylward, President
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Kevin J. Carr, Senior Vice President and Assistant Secretary
Nancy J. Engberg, Senior Vice President and Chief Compliance Officer
Jennifer Fromm, Vice President, Chief Legal Officer, Counsel and Secretary
Julia R. Short, Senior Vice President
Richard W. Smirl, Executive Vice President
Investment Adviser
Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Principal Underwriter
VP Distributors, LLC
One Financial Plaza
Hartford, CT 06103-2608
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103-2608
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Mutual Fund Services	1-800-367-5877
Website	Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-367-5877.

P.O. Box 9874
Providence, RI 02940-8074
For more information about Virtus Variable Insurance Trust,
please contact us at 1-800-367-5877, or visit Virtus.com.
8510	02-22

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

Effective October 1, 2021, the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions was amended. A copy of the currently applicable code is included as an exhibit.

(d)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees had determined that each of Connie D. McDaniel, Donald C. Burke and Brian T. Zino possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Each such individual is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $159,020 for 2021 and $130,067 for 2020.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $8,877 for 2021 and $11,424 for 2020. Such audit-related fees include out of pocket expenses and system conversion fees.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $23,525 for 2021 and $46,385 for 2020.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2021 and $0 for 2020.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Variable Insurance Trust (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that the Chair of the Audit Committee may provide pre-approval for such services that meet the above requirements but are not included in the general pre-approval in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of, and ratifies, each service approved at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $32,402 for 2021 and $57,809 for 2020.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Variable Insurance Trust

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 3/7/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 3/7/22

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer and Treasurer
(principal financial officer)

Date 3/7/22

*	Print the name and title of each signing officer under his or her signature.